                          Registration No. 33-83604


                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM S-6

            FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
           SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM
                                  N-8B-2


                     POST-EFFECTIVE AMENDMENT NO. 3

    ALLMERICA SELECT SEPARATE ACCOUNT II OF ALLMERICA FINANCIAL LIFE
                        INSURANCE AND ANNUITY COMPANY
                         (Exact Name of Registrant)

          ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                             440 Lincoln Street
                             Worcester MA 01653
                   (Address of Principal Executive Office)

                          Abigail M. Armstrong, Esq.
                              440 Lincoln Street
                              Worcester MA 01653
              (Name and Address of Agent for Service of Process)


It is proposed that this filing will become effective:


     ___  immediately upon filing pursuant to paragraph (b)

     _X_  on May 1, 1997 pursuant to paragraph (b)

     ___  60 days after filing pursuant to paragraph (a)(1)

     ___  on (date) pursuant to paragraph (a)(1)

     ___  on (date) pursuant to paragraph (a)(2) of Rule 485.


The Registrant has elected to register an indefinite number of its securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment company Act of 1940. A Rule 24f-2 Notice for Registrant's last fiscal year was filed February 27, 1997.

                   RECONCILIATION AND TIE BETWEEN ITEMS
                     IN FORM N-8b-2 AND THE PROSPECTUS



Item No. of
Form N-8B-2                     Caption in Prospectus

1 ............................. Cover Page
2 ............................. Cover Page
3 ............................. Not Applicable
4 ............................. Distribution
5 ............................. Allmerica Financial; The Variable Account
6 ............................. The Variable Account
7 ............................. Not Applicable
8 ............................. Not Applicable
9 ............................. Legal Proceedings
10 ............................ Summary; Description of the Company, The
                                Variable Account, the Trust, VIP and
                                T. Rowe Price; The Policy; Policy Termination and Reinstatement; Other Policy Provisions
11 ............................ Summary; The Trust; VIP;  T. Rowe Price;
                                Investment Objectives and Policies
12 ............................ Summary; The Trust; VIP;  T. Rowe Price
13 ............................ Summary; The Trust; VIP;  T. Rowe Price;
                                Investment Advisory Services to the
                                Trust; Investment Advisory Services to VIP;
                                Investment Advisory Services to
                                T. Rowe Price; Charges and Deductions
14 ............................ Summary; Application for a Policy
15 ............................ Summary; Application for a Policy;
                                Payments; Allocation of Net Payments
16 ............................ The Variable Account; The Trust; VIP; T. Rowe
                                Price; Payments; Allocation of Net Payments
17 ............................ Summary; Surrender; Partial Withdrawal;
                                Charges and Deductions; Policy
                                Termination and Reinstatement
18 ............................ The Variable Account; The Trust; VIP; T. Rowe
                                Price; Payments
19 ............................ Reports; Voting Rights
20 ............................ Not Applicable
21 ............................ Summary; Policy Loans; Other Policy Provisions
22 ............................ Other Policy Provisions
23 ............................ Not Required
24 ............................ Other Policy Provisions
25 ............................ Allmerica Financial
26 ............................ Not Applicable
27 ............................ Allmerica Financial
28 ............................ Directors and Principal Officers of the Company
29 ............................ Allmerica Financial
30 ............................ Not Applicable
31 ............................ Not Applicable
32 ............................ Not Applicable
33 ............................ Not Applicable
34 ............................ Not Applicable
35 ............................ Distribution
36 ............................ Not Applicable

37 ............................ Not Applicable
38 ............................ Summary; Distribution
39 ............................ Summary; Distribution
40 ............................ Not Applicable
41 ............................ Allmerica Financial, Distribution
42 ............................ Not Applicable
43 ............................ Not Applicable
44 ............................ Payments; Policy Value and Cash
                                Surrender Value
45 ............................ Not Applicable
46 ............................ Policy Value and Cash Surrender Value;
                                Federal Tax Considerations
47 ............................ Allmerica Financial
48 ............................ Not Applicable
49 ............................ Not Applicable
50 ............................ The Variable Account
51 ............................ Cover Page; Summary; Charges and Deductions;
                                The Policy; Policy Termination and
                                Reinstatement; Other Policy Provisions
52 ............................ Addition, Deletion or Substitution of
                                Investments
53 ............................ Federal Tax Considerations
54 ............................ Not Applicable
55 ............................ Not Applicable
56 ............................ Not Applicable
57 ............................ Not Applicable
58 ............................ Not Applicable
59 ............................ Not Applicable

          INDIVIDUAL FLEXIBLE PAYMENT VARIABLE LIFE INSURANCE POLICIES
                                 FUNDED THROUGH
                      ALLMERICA SELECT SEPARATE ACCOUNT II

Allmerica Select Separate Account II is a separate investment account of Allmerica Financial Life Insurance and Annuity Company. Allmerica Financial issues the individual flexible payment variable life insurance policies described in this prospectus ("Policies"). The Policies permit allocations to up to seven of the following funds of Allmerica Investment Trust ("Trust"), Variable Insurance Products Fund ("VIP") and T. Rowe Price International Series, Inc. ("T. Rowe Price"):


                     FUND                                              MANAGER
----------------------------------------------  -----------------------------------------------------
Select International Equity Fund                Bank of Ireland Asset Management (U.S.) Limited
T. Rowe Price International Stock Portfolio     Rowe Price-Fleming International, Inc.
Select Aggressive Growth Fund                   Nicholas-Applegate Capital Management, L.P.
Select Capital Appreciation Fund                Janus Capital Corporation
Select Growth Fund                              Putnam Investment Management, Inc.
Fidelity VIP Growth Portfolio                   Fidelity Management and Research Company
Select Growth and Income Fund                   John A. Levin & Co., Inc.
Fidelity VIP Equity-Income Portfolio            Fidelity Management and Research Company
Fidelity VIP High Income Portfolio              Fidelity Management and Research Company
Select Income Fund                              Standish, Ayer & Wood, Inc.
Money Market Fund                               Allmerica Asset Management, Inc.


Policy owners may, within limits, choose the amount of initial payment and vary the frequency and amount of future payments. The Policy allows partial withdrawals and full surrender of the Policy's surrender value, within limits. The Policies are not suitable for short-term investment because of the substantial nature of the surrender charge. If you think about surrendering the Policy, consider the lower deferred sales charges that apply during the first two years from the date of issue or an increase in face amount.

IT MAY NOT BE ADVANTAGEOUS TO REPLACE EXISTING INSURANCE WITH THE POLICY. THIS
    PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY CURRENT PROSPECTUSES OF
        ALLMERICA INVESTMENT TRUST, VARIABLE INSURANCE PRODUCTS FUND AND
         T. ROWE PRICE INTERNATIONAL SERIES, INC. FIDELITY VIP HIGH
            INCOME PORTFOLIO INVESTS IN HIGHER YIELDING, HIGHER
                   RISK, LOWER RATED DEBT SECURITIES (SEE
                   "INVESTMENT OBJECTIVES AND POLICIES").
                      INVESTORS SHOULD RETAIN A COPY OF
                           THIS PROSPECTUS FOR FUTURE
                                   REFERENCE.

THE SECURITIES AND EXCHANGE COMMISSION AND STATE SECURITIES COMMISSIONS HAVE NOT
     APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

 THE POLICIES ARE OBLIGATIONS OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY AND ARE DISTRIBUTED BY ALLMERICA INVESTMENTS, INC. THE POLICIES ARE
  NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR
      CREDIT UNION. THE POLICIES ARE NOT INSURED BY THE U.S. GOVERNMENT,
        THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), OR ANY OTHER
         FEDERAL AGENCY. INVESTMENTS IN THE POLICIES ARE SUBJECT TO
            VARIOUS RISKS, INCLUDING THE FLUCTUATION OF VALUE AND
                          POSSIBLE LOSS OF PRINCIPAL.

                               DATED MAY 1, 1997

                               TABLE OF CONTENTS


SPECIAL TERMS                                                                                  4
SUMMARY                                                                                        7
PERFORMANCE INFORMATION                                                                       14
DESCRIPTION OF ALLMERICA FINANCIAL, THE VARIABLE ACCOUNT,
 THE TRUST, VIP AND T. ROWE PRICE                                                             18
INVESTMENT OBJECTIVES AND POLICIES                                                            19
INVESTMENT ADVISORY SERVICES                                                                  20
THE POLICY                                                                                    21
  Application for a Policy                                                                    21
  Free-Look Period                                                                            22
  Conversion Privilege                                                                        23
  Payments                                                                                    23
  Allocation of Net Payments                                                                  23
  Transfer Privilege                                                                          24
  Death Benefit                                                                               25
  Level Option and Adjustable Option                                                          25
  Change to Level Option or Adjustable Option                                                 27
  Change in Face Amount                                                                       27
  Policy Value                                                                                28
  Payment Options                                                                             29
  Optional Insurance Benefits                                                                 29
  Surrender                                                                                   29
  Partial Withdrawal                                                                          30
  Paid-up Insurance Option                                                                    30
CHARGES AND DEDUCTIONS                                                                        31
  Payment Expense Charge                                                                      31
  Monthly Insurance Protection Charges                                                        31
  Charges Against or Reflected in the Assets of the Variable Account                          33
  Surrender Charge                                                                            34
  Partial Withdrawal Costs                                                                    34
  Transfer Charges                                                                            35
  Charge For Change in Face Amount                                                            35
  Other Administrative Charges                                                                35
POLICY LOANS                                                                                  36
  Preferred Loan Option                                                                       36
  Loan Interest Charged                                                                       36
  Repayment of Outstanding Loan                                                               36
  Effect of Policy Loans                                                                      37
  Policies Issued in Connection with TSA Plans                                                37
POLICY TERMINATION AND REINSTATEMENT                                                          37
  Termination                                                                                 37
  Reinstatement                                                                               38
OTHER POLICY PROVISIONS                                                                       39
  Policy Owner                                                                                39
  Beneficiary                                                                                 39
  Assignment                                                                                  39
  Limit on Right to Challenge Policy                                                          39
  Suicide                                                                                     39
  Misstatement of Age or Sex                                                                  39
  Delay of Payments                                                                           40

FEDERAL TAX CONSIDERATIONS                                                                    40
  Allmerica Financial and the Variable Account                                                40
  Taxation of the Policies                                                                    40
  Policy Loans                                                                                41
  Policies Issued in Connection with TSA Plans                                                41
  Modified Endowment Policies                                                                 42
VOTING RIGHTS                                                                                 42
DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY                                               43
DISTRIBUTION                                                                                  43
SERVICES                                                                                      44
REPORTS                                                                                       44
LEGAL PROCEEDINGS                                                                             44
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS                                             45
FURTHER INFORMATION                                                                           45
MORE INFORMATION ABOUT THE FIXED ACCOUNT                                                      45
  General Description                                                                         46
  Fixed Account Interest                                                                      46
  Transfers, Surrenders, Partial Withdrawals and Policy Loans                                 46
INDEPENDENT ACCOUNTANTS                                                                       46
FINANCIAL STATEMENTS                                                                         F-1
APPENDIX A -- GUIDELINE MINIMUM SUM INSURED TABLE                                            A-1
APPENDIX B -- OPTIONAL INSURANCE BENEFITS                                                    A-2
APPENDIX C -- PAYMENT OPTIONS                                                                A-3
APPENDIX D -- ILLUSTRATIONS                                                                  A-4
APPENDIX E -- COMPUTING MAXIMUM SURRENDER CHARGES                                           A-10

                                 SPECIAL TERMS

AGE: how old the Insured is on the birthday closest to a Policy anniversary.


ALLMERICA FINANCIAL: Allmerica Financial Life Insurance and Annuity Company. "We," "our" and "us" refer to Allmerica Financial in this Prospectus.


BENEFICIARY: the person or persons you name to receive the net death benefit when the Insured dies.

DATE OF ISSUE: the date the Policy was issued, used to measure the monthly processing date, Policy months, Policy years and Policy anniversaries.


DEATH BENEFIT: the amount payable when the Insured dies prior to the final payment date, before deductions for any outstanding loan and partial withdrawals, partial withdrawal costs and due and unpaid monthly insurance protection charges.


EVIDENCE OF INSURABILITY: information, including medical information, used to decide the Insured's underwriting class.

FACE AMOUNT: the amount of insurance coverage applied for. The initial face amount is shown in your Policy.

FINAL PAYMENT DATE: the Policy anniversary nearest the Insured's 95th birthday. After this date, no payments may be made and the net death benefit is the policy value less any outstanding loan.

FIXED ACCOUNT: a guaranteed account of the general account that guarantees principal and a fixed interest rate.


FUNDS (UNDERLYING FUNDS): the following investment portfolios of Allmerica Investment Trust: the Select International Equity Fund, Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Growth Fund, Select Growth and Income Fund, Select Income Fund and Money Market Fund; the following investment portfolios of Variable Insurance Products Fund: Fidelity VIP Growth Portfolio, Fidelity VIP Equity-Income Portfolio and Fidelity VIP High Income Portfolio; and the T. Rowe Price International Stock Portfolio of T. Rowe Price International Series, Inc.


GENERAL ACCOUNT: all our assets other than those held in a separate investment account.


GUIDELINE ANNUAL PREMIUM: used to compute the maximum surrender charge and illustrate accumulations in Appendix D. The guideline annual premium is the annual amount that would be payable through the final payment date for the specified Level Option death benefit. We assume that:


      - The timing and amount of payments are fixed and paid at the start of the Policy year

      - Monthly insurance protection charges are based on the Commissioners 1980 Standard Ordinary Mortality Tables, Smoker or Non-Smoker (Mortality Table B for unisex policies)

      -      Net investment earnings are at an annual effective rate of 5.0%

      - Fees and charges apply as set forth in the Policy and any Policy riders


GUIDELINE MINIMUM SUM INSURED: the minimum death benefit required to qualify the Policy as "life insurance" under federal tax laws. The guideline minimum sum insured is the PRODUCT of:


      -      The policy value TIMES

      -      A percentage based on the Insured's age

INSURANCE PROTECTION AMOUNT: the death benefit less the policy value.

ISSUANCE AND ACCEPTANCE: the date we mail the Policy if the application or enrollment form is approved with no changes requiring your consent; otherwise, the date we receive your written consent to any changes.

LOAN VALUE: the maximum amount you may borrow under the Policy.


MINIMUM MONTHLY PAYMENT: a monthly amount shown in your Policy. If you pay this amount, we guarantee that your Policy will not lapse before the 49th monthly processing date from the Date of Issue or increase in Face Amount, within limits.


MONTHLY PROCESSING DATE: the date, shown in your Policy, when monthly insurance protection charges are deducted.


NET DEATH BENEFIT: Before the Final Payment Date, the net death benefit is:


      -      The death benefit under either the Level Option or Adjustable
             Option MINUS


      - Any outstanding loan on the Insured's death and partial withdrawals, partial withdrawal costs and due and unpaid monthly insurance protection charges



After the final payment date, the net death benefit is:


      -      The policy value MINUS

      -      Any outstanding loan

NET PAYMENT: your payment less a payment expense charge.

OUTSTANDING LOAN: all unpaid Policy loans plus loan interest due or accrued.

PAID-UP INSURANCE: life insurance coverage for the life of the Insured, with no further premiums due.


POLICY CHANGE: any change in the Face Amount, the addition or deletion of a rider, or a change in death benefit option (Level Option or Adjustable Option).



POLICY OWNER: the person who may exercise all rights under the Policy, with the consent of any irrevocable beneficiary. "You" and "your" refer to the Policy owner in this Prospectus.


POLICY VALUE: the total value of your Policy. It is the SUM of the:

      -      Value of the units of the sub-accounts credited to your Policy PLUS


      -      Accumulation in the fixed account credited to the Policy


PREMIUM: a payment you must make to us to keep the Policy in force.

PRINCIPAL OFFICE: our office at 440 Lincoln Street, Worcester, Massachusetts 01653.


PRO-RATA ALLOCATION: an allocation among the Fixed Account and the Sub-Accounts in the same proportion that, on the date of allocation, the Policy Value in the Fixed Account and the Policy value in each sub-account bear to the total Policy Value.


SUB-ACCOUNT: a subdivision of the variable account investing exclusively in the shares of a fund.

SURRENDER VALUE: the amount payable on a full surrender. It is the policy value less any outstanding loan and surrender charges.

UNDERWRITING CLASS: the insurance risk classification that we assign the Insured based on the information in the application or enrollment form and other evidence of insurability we consider. The Insured's underwriting class will affect the monthly insurance protection charge and the payment required to keep the Policy in force.


UNIT: a measure of your interest in a Sub-Account.

VALUATION DATE: any day on which the net asset value of the shares of any funds and unit values of any sub-accounts are computed. Valuation dates currently occur on:


      -      Each day the New York Stock Exchange is open for trading

      - Other days (other than a day during which no payment, partial withdrawal or surrender of a Policy was received) when there is a sufficient degree of trading in a fund's portfolio securities so that the current net asset value of the sub-accounts may be materially affected

VALUATION PERIOD: the interval between two consecutive valuation dates.

VARIABLE ACCOUNT: Allmerica Select Separate Account II, one of our separate investment accounts.

WRITTEN REQUEST: your request in writing, satisfactory to us, received at our principal office.

                                    SUMMARY

WHAT IS THE POLICY'S OBJECTIVE?

The objective of the Policy is to give permanent life insurance protection and help you build assets tax-deferred. Features available through the Policy include:

      -      A net death benefit that can protect your family

      -      Payment options that can guarantee an income for life

      -      A personalized investment portfolio

      -      Experienced professional investment advisers

      -      Tax deferral on earnings

While the Policy is in force, it will provide:

      -      Life insurance coverage on the Insured

      -      Policy value

      -      Surrender rights and partial withdrawal rights

      -      Loan privileges

      -      Optional insurance benefits available by rider

The Policy combines features and benefits of traditional life insurance with the advantages of professional money management. However, unlike the fixed benefits of ordinary life insurance, the policy value and the Adjustable Option death benefit will increase or decrease depending on investment results. Unlike traditional insurance policies, the Policy has no fixed schedule for payments. Within limits, you may make payments of any amount and frequency. While you may establish a schedule of payments ("planned payments"), the Policy will not necessarily lapse if you fail to make planned payments. Also, making planned payments will not guarantee that the Policy will remain in force.

WHO ARE THE KEY PERSONS UNDER THE POLICY?

The Policy is a contract between you and us. Each Policy has a policy owner
(you), an Insured (you or another individual you select) and a beneficiary. As policy owner, you make payments, choose investment allocations and select the Insured and beneficiary. The Insured is the person covered under the Policy. The beneficiary is the person who receives the net death benefit when the Insured dies.

WHAT HAPPENS WHEN THE INSURED DIES?


We will pay the net death benefit to the beneficiary when the Insured dies while the Policy is in effect. You may choose between two death benefit options. Under the Level Option, the death benefit is the face amount (the insurance applied for) or the guideline minimum sum insured (the minimum death benefit federal tax law requires), whichever is greater. Under the Adjustable Option, the death benefit is either the sum of the face amount and policy value or the guideline minimum sum insured, whichever is greater. The net death benefit is the death benefit less any outstanding loan and partial withdrawals, partial withdrawal costs and due and unpaid monthly insurance protection charges. However, after the final payment date, the net death benefit is the policy value less any outstanding loan. The beneficiary may receive the net death benefit in a lump sum or under a payment option we offer.

CAN I EXAMINE THE POLICY?

Yes. You have the right to examine and cancel your Policy by returning it to us or to one of our representatives on or before the LATEST of:

      - 45 days after the application or enrollment form for the Policy is signed

      - 10 days after you receive the Policy (20 days when state law so requires for the replacement of insurance and 30 days for California citizens age 60 and older)

      -      10 days after we mail to you a notice of withdrawal right


If your Policy provides for a full refund under its "Right to Examine Policy" provision as required in your state, your refund will be the GREATER of:


      -      Your entire payment OR

      - The policy value PLUS deductions under the Policy or by the funds for taxes, charges or fees

If your Policy does not provide for a full refund, you will receive

      -      Amounts allocated to the fixed account PLUS

      -      The policy value in the variable account PLUS

      -      All fees, charges and taxes which have been imposed

After an increase in face amount, a right to cancel the increase also applies.

WHAT ARE MY INVESTMENT CHOICES?

You have a choice of eleven funds:


      -      Select International Equity Fund
             Managed by Bank of Ireland Asset Management Limited (U.S.) Limited


      -      T. Rowe Price International Stock Portfolio
             Managed by Rowe Price-Fleming International, Inc.


      -      Select Aggressive Growth Fund
             Managed by Nicholas-Applegate Capital Management, L.P.


      -      Select Capital Appreciation Fund
             Managed by Janus Capital Corporation

      -      Select Growth Fund
             Managed by Putnam Investment Management, Inc.

      -      Fidelity VIP Growth Portfolio
             Managed by Fidelity Management & Research Company

      -      Select Growth and Income Fund
             Managed by John A. Levin & Co., Inc.

      -      Fidelity VIP Equity-Income Portfolio
             Managed by Fidelity Management & Research Company

      -      Fidelity VIP High Income Portfolio
             Managed by Fidelity Management & Research Company

      -      Select Income Fund
             Managed by Standish, Ayer & Wood, Inc.

      -      Money Market Fund
             Managed by Allmerica Asset Management, Inc.

This range of investment choices allows you to allocate your money among the funds to meet your investment needs. If your Policy provides for a full refund under its "Right to Examine Policy" provision as required in your state, we will allocate all sub-account investments to the Money Market Fund for:


      -      14 days from issuance and acceptance, except as described below

      - 24 days from issuance and acceptance for replacements in states with a 20-day right to examine

      - 34 days from issuance and acceptance for California citizens age 60 and older, who have a 30-day right to examine.

After this, we will allocate all amounts as you have chosen.

The Policy also offers a fixed account. The fixed account is a guaranteed account offering a minimum interest rate. It is part of the general account of Allmerica Financial.


WHO ARE THE INVESTMENT ADVISERS AND HOW ARE THEY SELECTED?



RogersCasey, a leading pension consulting firm, assists the Company in the selection of the Policy's Funds, all of which are managed by experienced investment advisers. In addition, RogersCasey assists the Trust in the selection of investment advisers for the Funds of the Trust. RogersCasey provides consulting services to pension plans representing over $300 billion in total assets. In its consulting capacity, RogersCasey monitors the investment performance of over 1,000 investment advisers. Each investment adviser is selected by using strict objective, quantitative, and qualitative criteria, with special emphasis on the investment adviser's record in managing similar portfolios. In consultation with RogersCasey, a committee monitors and evaluates the ongoing performance of all of the Funds. The committee may recommend the replacement of an investment adviser of one of the Trust's Funds, or the addition or deletion of Funds. The committee includes members who may be affiliated or unaffiliated with the Company and the Trust.



Allmerica Investment Management Company, Inc. ("Manager"), an affiliate of the Company, is the investment manager of the Trust. The Manager has entered into agreements with investment advisers ("Sub-Advisers") selected by the Manager and Trustees in consultation with RogersCasey. The Sub-Advisers (other than Allmerica Asset Management, Inc.) are not affiliated with the Company or the Trust.



Fidelity Management and Research Company ("FMR") is the investment adviser of VIP. FMR is one of America's largest investment management organizations and has its principal business address at 82 Devonshire Street, Boston MA. It is composed of a number of different companies, which provide a variety of financial services and products. FMR is the original Fidelity company, founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services.



Rowe Price-Fleming International, Inc. ("Price-Fleming") is the investment adviser of T. Rowe Price. Price-Fleming, founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings, Limited, is one of America's largest international mutual fund asset managers with approximately $25 billion under management in its offices in Baltimore, London, Tokyo and Hong Kong.



The following are the investment advisers of the Funds:



FUND                                             INVESTMENT ADVISER
-----------------------------------------------  -------------------------------------------
                                                 Bank of Ireland Asset Management (U.S.)
Select International Equity Fund                 Limited
T. Rowe Price International Stock Portfolio      Rowe Price-Fleming International, Inc.
Select Aggressive Growth Fund                    Nicholas-Applegate Capital Management, L.P.
Select Capital Appreciation Fund                 Janus Capital Corporation
Select Growth Fund                               Putnam Investment Management, Inc.
Fidelity VIP Growth Portfolio                    Fidelity Management and Research Company
Fidelity VIP Equity-Income Portfolio             Fidelity Management and Research Company
Fidelity VIP High Income Portfolio               Fidelity Management and Research Company
Select Income Fund                               Standish, Ayer & Wood, Inc.
Money Market Fund                                Allmerica Asset Management, Inc.

CAN I MAKE TRANSFERS AMONG THE FUNDS AND THE FIXED ACCOUNT?

Yes. You may transfer among the funds and the fixed account, subject to our consent and then current rules. You will incur no current taxes on transfers while your money is in the Policy.

HOW MUCH CAN I INVEST AND HOW OFTEN?

The number and frequency of your payments are flexible, within limits.

WHAT IF I NEED MY MONEY?

You may borrow up to the loan value of your Policy. You may also make partial withdrawals and surrender the Policy for its surrender value. There are two types of loans which may be available to you:

      - A preferred loan option is available to you upon written request after the first Policy year. It is available during Policy years 2-10 only if your policy value, minus the surrender charge, is $50,000 or more. The option applies to up to 10% of this amount. After the 10th Policy year, the preferred loan option is available on all loans or on all or a part of the loan value as you request. The guaranteed annual interest rate credited to the policy value securing a preferred loan will be 8%.

      - A non-preferred loan option is always available to you. The guaranteed annual interest rate credited to the policy value securing a non-preferred loan will be at least 6.0%. The current interest rate credited to non-preferred loans is 7.2%.

We will allocate Policy loans among the sub-accounts and the fixed account according to your instructions. If you do not make an allocation, we will make a pro-rata allocation. We will transfer the policy value in each sub-account equal to the Policy loan to the fixed account.

You may surrender your Policy and receive its surrender value. After the first Policy year, you may make partial withdrawals of $500 or more from policy value, subject to partial withdrawal costs. Under the Level Option, the face amount is reduced by each partial withdrawal. We will not allow a partial withdrawal if it would reduce the face amount below $40,000. A surrender or partial withdrawal may have tax consequences. See "TAXATION OF THE POLICIES."

CAN I MAKE FUTURE CHANGES UNDER MY POLICY?


Yes. There are several changes you can make after receiving your Policy, within limits. You may:


      -      Cancel your Policy under its right-to-examine provision

      -      Transfer your ownership to someone else

      -      Change the beneficiary

      - Change the allocation of payments, with no tax consequences under current law

      -      Make transfers of policy value among the funds

      - Adjust the death benefit by increasing or decreasing the face amount

      - Change your choice of death benefit options between the Level Option and Adjustable Option

      -      Add or remove optional insurance benefits provided by rider

CAN I CONVERT MY POLICY INTO A NON-VARIABLE POLICY?

Yes. You can convert your Policy without charge during the first 24 months after the date of issue or after an increase in face amount. On conversion, we will transfer the policy value in the variable account to the fixed account. We will allocate all future payments to the fixed account, unless you instruct us otherwise.

WHAT CHARGES WILL I INCUR UNDER MY POLICY?

The following charges will apply to your Policy under the circumstances described. Some of these charges apply throughout the Policy's duration. Other charges apply only if you choose options under the Policy.

      - From each payment, we will deduct a payment expense charge, currently 4.0%. The payment expense charge has three parts:

             PREMIUM TAX DEDUCTION--A current premium tax deduction of 2.5% of payments represents our average expenses for state and local premium taxes.

             DEFERRED ACQUISITION COSTS ("DAC TAX") DEDUCTION--A current DAC tax deduction of 1.0% of payments helps reimburse us for federal taxes imposed on our deferred acquisition costs of the Policies.

             FRONT-END SALES LOAD--From each payment, we will deduct a front-end sales load of 0.5% of the payment. This charge partially compensates us for Policy sales expenses.

      -      We deduct the following monthly charge from policy value:

             MONTHLY INSURANCE PROTECTION CHARGE--This charge is the cost of insurance, including optional insurance benefits provided by rider.

      - The following expenses are charged against or reflected in the variable account:

             ADMINISTRATIVE CHARGE--We deduct this charge during the first ten Policy years only. It is a daily charge at an annual rate of 0.15% of the average daily net asset value of each sub-account. This charge helps compensate us for our expenses in administering the variable account and is eliminated after the tenth Policy year.

             MORTALITY AND EXPENSE RISK CHARGE--We impose a daily charge at a current annual rate of 0.65% of the average daily net asset value of each sub-account. This charge compensates us for assuming mortality and expense risks for variable interests in the Policies. Our Board of Directors may increase this charge, subject to state and federal law, to an annual rate no greater than 0.80%.

             FUND EXPENSES--The funds incur investment advisory fees and other expenses, which are reflected in the variable account. The levels of fees and expenses vary among the funds.

      - Charges designed to reimburse us for Policy administrative costs apply under the following circumstances:

             CHARGE FOR CHANGE IN FACE AMOUNT--For each increase or decrease in face amount, we deduct a charge of $50 from policy value. This charge is for the underwriting and administrative costs of the change.

             TRANSFER CHARGE--Currently, the first 12 transfers of policy value in a Policy year are free. A current transfer charge of $10, never to exceed $25, applies for each additional transfer in the same Policy year. This charge is for the costs of processing the transfer.

             OTHER ADMINISTRATIVE CHARGES--We reserve the right to charge for other administrative costs we incur. While there are no current charges for these costs, we may impose a charge for

             -      Changing net payment allocation instructions

             - Changing the allocation of monthly insurance protection charges among the various sub-accounts

             -      Providing a projection of values

      - The charges below apply only if you surrender your Policy or make partial withdrawals:

             SURRENDER CHARGE--This charge applies only on a full surrender or decrease in face amount within ten years of the date of issue or of an increase in face amount. The maximum surrender charge has two parts:

             - A deferred administrative charge of $8.50 per thousand dollars of the initial face amount or increase

             - A deferred sales charge of 28.5% of payments received or associated with the increase up to the guideline annual premium for the increase

             The maximum surrender charge is level for the first 24 Policy months, then reduces by 1/96th per month, reaching zero after 10 Policy years. During the first two years following the date of issue or increase, the actual surrender charge may be less than the maximum surrender charge calculated above.

             PARTIAL WITHDRAWAL COSTS--We deduct from the policy value the following for partial withdrawals:

             - A transaction fee of 2.0% of the amount withdrawn, not to exceed $25, for each partial withdrawal for processing costs

             - A partial withdrawal charge of 5.0% of a withdrawal exceeding the "Free 10% Withdrawal," described below

             The partial withdrawal charge does not apply to:

             - That part of a withdrawal equal to 10% of the policy value in a Policy year less prior free withdrawals made in the same Policy year ("Free 10% Withdrawal")

             -      Withdrawals when no surrender charge applies.

             We reduce the Policy's outstanding surrender charge, if any, by partial withdrawal charges that we previously deducted.

WHAT ARE THE EXPENSES AND FEES OF THE FUNDS?


The following table shows the expenses of the Funds for 1996. For more information concerning fees and expenses, see the prospectuses of the Funds.


CHARGES OF THE UNDERLYING FUNDS

In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Funds. The levels of fees and expenses vary among the Underlying Funds. The following table shows the expenses of the Underlying Funds for 1996. For more information concerning fees and expenses, see the prospectuses of the Underlying Funds.


                                                                                        OTHER FUND EXPENSES
                                                                        MANAGEMENT     (AFTER ANY APPLICABLE     TOTAL FUND
UNDERLYING FUND                                                             FEE           REIMBURSEMENTS)         EXPENSES
--------------------------------------------------------------------  ---------------  ----------------------  --------------
Select International Equity Fund                                             1.00%               0.23%*             1.23%***
T. Rowe Price International Stock Portfolio                                  1.05%               0.00%              1.05%
Select Aggressive Growth Fund                                                1.00%               0.08%*             1.08%
Select Capital Appreciation Fund                                             1.00%               0.13%*             1.13%
Select Growth Fund                                                           0.85%               0.08%*             0.93%***
Fidelity VIP Growth Portfolio                                                0.61%               0.08%              0.69%**
Select Growth and Income Fund                                                0.75%               0.08%*             0.83%***
Fidelity VIP Equity-Income Portfolio                                         0.51%               0.07%              0.58%**
Fidelity VIP High Income Portfolio                                           0.59%               0.12%              0.71%
Select Income                                                                0.60%               0.14%*             0.74%
Money Market Fund                                                            0.28%               0.06%*             0.34%



* Under the Management Agreement with Allmerica Investment Trust, Allmerica Investment Management Company, Inc. ("Manager") has declared a voluntary expense limitation of 1.50% of average net assets for the Select International Equity Fund, 1.35% for the Select Aggressive Growth Fund and the Select Capital Appreciation Fund, 1.20% for the Select Growth Fund, 1.10% for the Select Growth and Income Fund, 1.00% for the Select Income Fund, and 0.60% for the Money Market Fund. The total operating expenses of the funds of the Trust were less than their respective expense limitations throughout 1996. The declaration of a voluntary expense limitation in any year does not bind the Manager to declare future expense limitations with respect to these funds.



** A portion of the brokerage commissions that certain Funds pay was used to reduce Fund expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses presented in the table would have been 0.56% for Fidelity VIP Equity-Income Portfolio and 0.67% for Fidelity VIP Growth Portfolio



*** Select International Equity Fund, Select Growth Fund, and Select Growth and Income Fund have entered into agreements with brokers whereby the brokers rebate a portion of commissions. Had these amounts been treated as reductions of expenses the total operating expenses would have been 1.20% for the Select International Equity Fund, 0.92% for the Select Growth Fund and 0.80% for the Select Growth and Income Fund.


WHAT ARE THE LAPSE AND REINSTATEMENT PROVISIONS OF MY POLICY?

The Policy will not lapse if you fail to make payments unless:


      - The Surrender Value is insufficient to cover the next monthly insurance protection charge and loan interest accrued OR



      -      The outstanding loan exceeds Policy Value less surrender charges


There is a 62-day grace period in either situation.

If you make payments at least equal to minimum monthly payments, we guarantee that your Policy will not lapse before the 49th monthly processing date from date of issue or increase in face amount, within limits.

You may reinstate your Policy within three years after the grace period, within limits.

CAN I ELECT PAID-UP INSURANCE WITH NO FURTHER PREMIUMS DUE?

Yes. The Policy provides a paid-up insurance option. If this option is elected, we will provide paid-up insurance coverage, usually having a reduced face amount, for the life of the Insured with no more premiums being due under the Policy. If you elect this option, policy owner rights and benefits will be limited.


CAN THE POLICIES BE ISSUED IN CONNECTION WITH TSA PLANS?



The Policies may be issued in connection with Code Section 403(b) tax-sheltered annuity plans ("TSA Plans") of certain public school systems and organizations that are tax exempt under Section 501(c)(3) of the Code. A Policy issued in connection with a TSA Plan will be endorsed to reflect the restrictions imposed on assignment, premium payments, withdrawals, and surrender under Code Section 403(b). The Policyowner may terminate the endorsement at any time. However, the termination of the endorsement may cause the Policy to fail to qualify under Code Section 403(b). See "FEDERAL TAX CONSIDERATIONS -- Policies Issued in Connection With TSA Plans." A Policy issued in connection with a TSA Plan may also have limitations on Policy loans. See "POLICY LOANS -- Policies Issued in Connection With TSA Plans".


HOW IS MY POLICY TAXED?


The Policy is given federal income tax treatment similar to a conventional fixed benefit life insurance policy. On a withdrawal of policy value, Policy owners currently are taxed only on the amount of the withdrawal that exceeds total payments. Withdrawals greater than payments made are treated as ordinary income. During the first 15 Policy years, however, an "interest first" rule applies to distributions of cash required under Section 7702 of the Internal Revenue Code ("Code") because of a reduction in benefits under the Policy.


The net death benefit under the Policy is excludable from the gross income of the beneficiary. However, in some circumstances federal estate tax may apply to the net death benefit or the policy value.

A Policy may be considered a "modified endowment contract." This may occur if total payments during the first seven Policy years exceed the total net level payments payable, if the Policy had provided paid-up future benefits after seven level payments. If the Policy is considered a modified endowment contract, all distributions (including Policy loans, partial withdrawals, surrenders and assignments) will be taxed on an "income-first" basis. Also, a 10% penalty tax may be imposed on that part of a distribution that is includible in income.

This Summary is intended to provide only a very brief overview of the more significant aspects of the Policy. The Prospectus and the Policy provide further detail. The Policy provides insurance protection for the named beneficiary. We do not claim that the Policy is similar or comparable to a systematic investment plan of a mutual fund. The Policy and its attached application or enrollment form are the entire agreement between you and Allmerica Financial.

                            PERFORMANCE INFORMATION


The Policies were first offered to the public in 1994. However, we may advertise "Total Return" and "Average Annual Total Return" performance information based on the periods that the Underlying Funds have been in existence. The results for any period prior to the Policies being offered will be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Sub-Accounts and the Funds.



Total return and average annual total return are based on the hypothetical profile of a representative Policy owner and historical earnings and are not intended to indicate future performance. "Total Return" is the total income generated net of certain expenses and charges. "Average annual total return" is net of the same expenses and charges, but reflects the hypothetical return compounded annually. This hypothetical return is equal to cumulative return had performance been constant over the entire period. Average annual total returns are not the same as yearly results and tend to smooth out variations in the Funds' return.

Performance information under the Policies is net of fund expenses, mortality and expense risk charges, administrative charges, monthly insurance protection charges and surrender charges. We take a representative Policy owner and assume that:


      - The Insured is a male Age 36, standard (non-smoker) underwriting class

      - The Policy owner had allocations in each of the sub-accounts for the fund durations shown, and

      -      There was a full surrender at the end of the applicable period

We may compare performance information for a sub-account in reports and promotional literature to


      -      Standard & Poor's 500 Composite Stock Price Index ("S&P 500")


      -      Dow Jones Industrial Average ("DJIA")

      -      Shearson Lehman Aggregate Bond Index

      - Other unmanaged indices of unmanaged securities widely regarded by investors as representative of the securities markets

      - Other groups of variable life separate accounts or other investment products tracked by Lipper Analytical Services

      - Other services, companies, publications, or persons such as Morningstar, Inc., who rank the investment products on performance or other criteria

      -      The Consumer Price Index

Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for insurance and administrative charges, separate account charges and fund management costs and expenses.

Performance information for any sub-account reflects only the performance of a hypothetical investment in the sub-account during a period. It is not representative of what may be achieved in the future. However, performance information may be helpful in reviewing market conditions during a period and in considering a fund's success in meeting its investment objectives.

In advertising, sales literature, publications or other materials, we may give information on various topics of interest to Policy owners and prospective Policy owners. These topics may include

      - The relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation and automatic account rebalancing)

      - The advantages and disadvantages of investing in tax-deferred and taxable investments

      -      Customer profiles and hypothetical payment and investment scenarios

      -      Financial management and tax and retirement planning

      - Investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Policies and the characteristics of and market for the financial instruments.

In each table below, "One-Year Total Return" refers to the total of the income generated by a sub-account, based on certain charges and assumptions as described in the respective tables, for the one-year period ended December 31, 1996. "Average Annual Total Return" is based on the same charges and assumptions, but reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Sub-Account's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in annual performance return, they are not the same as actual year-by-year results.

                        TABLE I: SUB-ACCOUNT PERFORMANCE
           (NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE POLICY)


The following performance information is based on the periods that the Underlying Funds have been in existence. The data is net of expenses of the Underlying Funds, all Sub-Account charges, and all Policy charges (including surrender charges) for a representative Policy. It is assumed that the Insured is Male, Age 36, standard (nonsmoker) Premium Class, that the Face Amount of the Policy is $250,000, that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year, that all premiums were allocated to each Sub-Account individually, and that there was a full surrender of the Policy at the end of the applicable period.



                                                                                     Years
                                                                       10 Years      Since
                                               One-Year                or Life     Inception*
                                                Total         5        of Fund      (if less
Underlying Fund                                 Return      Years     (if less)     than 10)
Select International Equity Fund                 -95.32%        N/A      -20.75%        2.67
T. Rowe Price International Stock Portfolio     -100.00%        N/A      -27.43%        2.58
Select Aggressive Growth Fund                    -98.32%        N/A        5.85%        4.36
Select Capital Appreciation Fund                -100.00%        N/A      -42.87%        1.67
Select Growth Fund                               -95.26%        N/A       -2.07%        4.36
Fidelity VIP Growth Portfolio                   -100.00%       3.76%      10.38%       10.00
Select Growth and Income Fund                    -95.93%        N/A       -0.80%        4.36
Fidelity VIP Equity-Income Portfolio            -100.00%       6.83%       8.92%       10.00
Fidelity VIP High Income Portfolio              -100.00%       3.54%       6.19%       10.00
Select Income Fund                              -100.00%        N/A       -9.80%        4.36
Money Market Fund                               -100.00%      -8.30%       0.68%       10.00

* The inception dates for the Underlying Funds are: 4/29/85 for Money Market Fund; 8/21/92 for Select Aggressive Growth Fund, Select Growth Fund, Select Income Fund, and Select Growth and Income Fund; 5/01/94 for Select International Equity Fund; 10/09/86 for Fidelity VIP Growth Portfolio; 10/09/86 for Fidelity VIP Equity-Income Portfolio; 9/19/85 for Fidelity VIP High Income Portfolio; 3/31/94 for the T. Rowe Price International Stock Portfolio; 4/28/95 for the Select Capital Appreciation Fund.

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                       TABLE II: SUB-ACCOUNT PERFORMANCE
            (EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES)

The following performance information is based on the periods that the Underlying Funds have been in existence. The performance information is net of total Underlying Fund expenses, all Sub-Account charges, and premium tax and expense charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE POLICIES OR SURRENDER CHARGES. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.


                                                                                              Years
                                                                               10 Years       Since
                                                      One-Year                  or Life     Inception*
                                                       Total          5         of Fund      (if less
Underlying Fund                                        Return       Years      (if less)     than 10)
Select International Equity Fund                         20.98%         N/A        12.77%        2.67
T. Rowe Price International Stock Portfolio              12.82%         N/A         9.06%        2.58
Select Aggressive Growth Fund                            17.61%         N/A        18.81%        4.36
Select Capital Appreciation Fund                          7.94%         N/A        27.31%        1.67
Select Growth Fund                                       21.05%         N/A        11.75%        4.36
Fidelity VIP Growth Portfolio                            13.79%       14.24%       14.23%       10.00
Select Growth and Income Fund                            20.30%         N/A        12.87%        4.36
Fidelity VIP Equity-Income Portfolio                     13.37%       17.03%       12.83%       10.00
Fidelity VIP High Income Portfolio                       13.13%       14.04%       10.23%       10.00
Select Income Fund                                        2.49%         N/A         5.06%        4.36
Money Market Fund                                         4.51%        3.54%        5.02%       10.00

* The inception dates for the Underlying Funds are: 4/29/85 for Money Market Fund; 8/21/92 for Select Aggressive Growth Fund, Select Growth Fund, Select Income Fund, and Select Growth and Income Fund; 5/01/94 for Select International Equity Fund; 10/09/86 for Fidelity VIP Growth Portfolio; 10/09/86 for Fidelity VIP Equity-Income Portfolio; 9/19/85 for Fidelity VIP High Income Portfolio; 3/31/94 for the T. Rowe Price International Stock Portfolio; 4/28/95 for the Select Capital Appreciation Fund.

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

           DESCRIPTION OF ALLMERICA FINANCIAL, THE VARIABLE ACCOUNT,
                        THE TRUST, VIP AND T. ROWE PRICE

ALLMERICA FINANCIAL. Allmerica Financial is a life insurance company organized under the laws of Delaware in 1974. We are an indirect, wholly owned subsidiary of First Allmerica Financial Life Insurance Company, formerly named State Mutual Life Assurance Company of America ("First Allmerica"), which in turn is a wholly-owned subsidiary of Allmerica Financial Corporation. First Allmerica was organized under the laws of Massachusetts in 1844 and is the fifth oldest life insurance company in America. Our principal office is 440 Lincoln Street, Worcester, Massachusetts 01653, Telephone 1-800-366-1492. We are subject to the laws of the state of Delaware, to regulation by the Commissioner of Insurance of Delaware, and to other laws and regulations where we are licensed to operate.

THE VARIABLE ACCOUNT. The variable account is a separate investment account with eleven sub-accounts. Each sub-account invests in a fund of the Trust, VIP or T. Rowe Price. The assets used to fund the variable part of the Policies are set aside in sub-accounts and are separate from our general assets. We administer and account for each sub-account as part of our general business. However, income, capital gains and capital losses are allocated to each sub-account without regard to any of our other income, capital gains or capital losses. Under Delaware law, the assets of the variable account may not be charged with any liabilities arising out of any other business of ours.


Our Board of Directors authorized the variable account by vote on October 12, 1993. The variable account meets the definition of "separate account" under federal securities laws. It is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). This registration does not involve SEC supervision of the management or investment practices or policies of the Variable Account or of Allmerica Financial. We reserve the right, subject to law, to change the names of the Variable Account and the sub-accounts.


Each sub-account has two sub-divisions. One sub-division applies to Policies during the first ten Policy years, which are subject to the administrative charge. After the tenth Policy year, we automatically allocate a Policy to the second sub-division to which the charge does not apply.

THE TRUST. The Trust is an open-end, diversified management investment company registered with the SEC under the 1940 Act. This registration does not involve SEC supervision of the investments or investment policy of the Trust or its separate investment portfolios.

First Allmerica established the Trust as a Massachusetts business trust on October 11, 1984. The Trust is a vehicle for the investment of assets of various separate accounts established by Allmerica Financial and affiliated insurance companies. Shares of the Trust are not offered to the public but solely to the separate accounts. Seven different investment portfolios of the Trust are available under the Policies, each issuing a series of shares: the Select International Equity Fund, Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Growth Fund, Select Growth and Income Fund, Select Income Fund and Money Market Fund. The assets of each fund are held separate from the assets of the other funds. Each fund operates as a separate investment vehicle. The income or losses of one fund have no effect on the investment performance of another fund. The sub-accounts reinvest dividends and/or capital gains distributions received from a fund in more shares of that fund as retained assets.


Allmerica Investment Management Company, Inc. ("Manager") serves as investment manager of the Trust. The Manager has entered into agreements with other investment managers ("Sub-Advisers"), who manage the investments of the funds. See "Investment Advisory Services to the Trust."



VIP. VIP, managed by Fidelity Management and Research Company ("FMR"), is an open-end, diversified, management investment company organized as a Massachusetts business trust on November 13, 1981 and registered with the SEC under the 1940 Act. Three of its investment portfolios are available under the
Policies: Fidelity VIP Growth Portfolio, Fidelity VIP Equity-Income Portfolio and Fidelity VIP High Income Portfolio.

T. ROWE PRICE. T. Rowe Price, managed by Rowe Price-Fleming International, Inc. ("Price-Fleming"), is an open-end, diversified, management investment company organized as a Maryland corporation in 1994 and registered with the SEC under the 1940 Act. One of its investment portfolios is available under the Policies: the T. Rowe Price International Stock Portfolio.


                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of the funds is set forth below. BEFORE INVESTING, READ CAREFULLY THE PROSPECTUSES OF THE TRUST, VIP AND T. ROWE PRICE THAT ACCOMPANY THIS PROSPECTUS. THE PROSPECTUSES OF THE TRUST, VIP AND T. ROWE PRICE CONTAIN MORE DETAILED INFORMATION ON THE FUNDS' INVESTMENT OBJECTIVES, RESTRICTIONS, RISKS AND EXPENSES. Statements of Additional Information for the funds are available on request. The investment objectives of the funds may not be achieved. Policy value may be less than the aggregate payments made under the Policy.


SELECT INTERNATIONAL EQUITY FUND -- seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies. The Sub-Adviser for the Select International Equity Fund is Bank of Ireland Asset Management Limited (U.S.) Limited.


T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO -- seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.


SELECT AGGRESSIVE GROWTH FUND -- seeks above-average capital appreciation by investing primarily in common stocks of companies that are believed to have significant potential for capital appreciation. The Sub-Adviser for the Select Aggressive Growth Fund is Nicholas-Applegate Capital Management, L.P.


SELECT CAPITAL APPRECIATION FUND -- seeks long-term growth of capital in a manner consistent with the preservation of capital. Realization of income is not a significant investment consideration and any income realized on the Fund's investments will be incidental to its primary objective. The Fund will invest primarily in common stock of industries and companies which are experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate. The Sub-Adviser for the Select Capital Appreciation Fund is Janus Capital Corporation.

SELECT GROWTH FUND -- seeks to achieve growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected for their long-term growth potential. The Sub-Adviser for the Select Growth Fund is Putnam Investment Management, Inc.

FIDELITY VIP GROWTH PORTFOLIO -- seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

SELECT GROWTH AND INCOME FUND -- seeks a combination of long-term growth of capital and current income. The fund will invest primarily in dividend-paying common stocks and securities convertible into common stocks. The Sub-Adviser for the Select Growth and Income Fund is John A. Levin & Co., Inc.


FIDELITY VIP EQUITY-INCOME PORTFOLIO -- seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio will also consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising S&P 500.



FIDELITY VIP HIGH INCOME PORTFOLIO -- seeks to obtain a high level of current income by investing primarily in high-yielding, lower-rated fixed-income securities (commonly referred to as "junk bonds"), while also considering growth of capital. These securities are often considered to be speculative and involve greater risk of default or price changes than securities assigned a high quality rating. For more information about these lower-rated securities, see the VIP prospectus.

SELECT INCOME FUND -- seeks a high level of current income. The fund will invest primarily in investment grade, fixed-income securities. The Sub-Adviser for the Select Income Fund is Standish, Ayer & Wood, Inc.

MONEY MARKET FUND -- seeks to obtain maximum current income consistent with the preservation of capital and liquidity. Allmerica Asset Management, Inc. is the Sub-Adviser of the Money Market Fund.


If there is a material change in the investment policy of a fund, we will notify you of the change. If you have policy value allocated to that fund, you may without charge reallocate the policy value to another fund or to the fixed account. We must receive your written request within 60 days of the LATEST of the:


      -      Effective date of the change in the investment policy OR

      -      Receipt of the notice of your right to transfer

                          INVESTMENT ADVISORY SERVICES


INVESTMENT ADVISORY SERVICES TO THE TRUST. The Trustees have responsibility for the supervision of the affairs of the Trust. The Trustees have entered into a management agreement with the Manager, an indirectly wholly owned subsidiary of First Allmerica. The Manager, subject to Trustee review, is responsible for the daily affairs of the Trust and the general management of the funds. The Manager performs administrative and management services for the Trust, furnishes to the Trust all necessary office space, facilities and equipment, and pays the compensation, if any, of officers and Trustees who are affiliated with the Manager.



The Trust bears all expenses incurred in its operation, other than the expenses the Manager assumes under the management agreement. Trust expenses include:


      - Costs to register and qualify the Trust's shares under the Securities Act of 1933 ("1933 Act")

      -      Other fees payable to the SEC

      -      Independent public accountant, legal and custodian fees

      - Association membership dues, taxes, interest, insurance payments and brokerage commissions

      - Fees and expenses of the Trustees who are not affiliated with the Manager

      - Expenses for proxies, prospectuses, reports to shareholders and other expenses


Under the management agreement with the Trust, the Manager has entered into agreements under which each Sub-Adviser manages the investments of one or more of the funds. Under each agreement, the Sub-Adviser is authorized to engage in portfolio transactions on behalf of the fund, subject to the Trustees' instructions. The terms of a Sub-Adviser agreement cannot be materially changed without the approval of a majority in interest of the shareholders of the fund.



Allmerica Asset Management, Inc., an indirect wholly owned subsidiary of First Allmerica, is the Sub-Adviser for the Money Market Fund. The Sub-Advisers for the other funds are independent. The Manager selects the Sub-Advisers in consultation with RogersCasey Consulting, Inc., a leading pension consulting firm. RogersCasey Consulting, Inc. provides consulting services to pension plans with over $300 billion in total assets. In its consulting capacity, RogersCasey Consulting, Inc. monitors the investment performance of over 1,000 investment advisers. The Manager bears the cost of the consultation. The Manager selected each independent Sub-Adviser using strict objective and qualitative criteria, with special emphasis on the Sub-Adviser's record in managing similar portfolios. A committee that includes members affiliated with Allmerica Financial monitors and evaluates ongoing performance of the independent Sub-Advisers.


For providing its services under the management agreement, the Manager receives a fee, computed daily at an annual rate based on the average daily net asset value of each fund as follows: 1.00% for the Select International Equity Fund, the Select Capital Appreciation Fund and the Select Aggressive Growth Fund, 0.85% for the Select Growth Fund, 0.75% for the Select Growth and Income Fund, and 0.60% for the Select Income Fund.

For the Money Market Fund, the fee is 0.35% on net asset value up to $50,000,000, 0.25% on the next $200,000,000, and 0.20% on the balance. The fee computed for each fund is paid from the assets of the fund.

The Manager is solely responsible for the payment of all fees to Sub-Advisers for their investment management services. Sub-Adviser fees, described in the Trust's prospectus, in no way increase the costs that the funds, variable account and Policy owners bear.


INVESTMENT ADVISORY SERVICES TO VIP. For managing investments and business affairs, each Portfolio pays a monthly fee to FMR. The prospectus of VIP contains additional information concerning the Portfolios, including information concerning additional expenses paid by the Portfolios, and should be read in conjunction with this Prospectus.


The Fidelity VIP High Income Portfolio pays a monthly fee to FMR at an annual fee rate made up of the sum of two components:

1. A group fee rate based on the monthly average net assets of all the mutual funds advised by FMR. On an annual basis this rate cannot rise above 0.37%, and drops as total assets in all these funds rise.

2. An individual fund fee rate of 0.45% of the Fidelity VIP High Income Portfolio's average net assets throughout the month.

One-twelfth of the annual management fee rate is applied to net assets averaged over the most recent month, resulting in a dollar amount which is the management fee for that month.

The Fidelity VIP Growth and the Fidelity VIP Equity-Income Portfolios' fee rates are each made of two components:

1. A group fee rate based on the monthly average net assets of all of the mutual funds advised by FMR. On an annual basis, this rate cannot rise above 0.52%, and drops as total assets in all these mutual funds rise.

2. An individual Portfolio fee rate of 0.30% for the Fidelity VIP Growth Portfolio and 0.20% for the Fidelity VIP Equity-Income Portfolio.

One-twelfth of the sum of these two rates is applied to the respective Portfolio's net assets averaged over the most recent month, giving a dollar amount which is the fee for that month.

Thus, the Fidelity VIP High Income Portfolio may have a fee as high as 0.82%. The Fidelity VIP Growth Portfolio may have a fee of as high as 0.82% of its average net assets. The Fidelity VIP Equity-Income Portfolio may have a fee as high as 0.72% of its average net assets.

INVESTMENT ADVISORY SERVICES TO T. ROWE PRICE. To cover investment management and operating expenses, the T. Rowe Price International Stock Portfolio pays Price-Fleming a single, all-inclusive fee of 1.05% of its average daily net assets.

                                   THE POLICY

APPLICATION FOR A POLICY


We offer Policies to applicants 85 years old and under. After receiving a completed application or enrollment form from a prospective Policy owner, we will begin underwriting to decide the insurability of the proposed Insured. We may require medical examinations and other information before deciding insurability. We issue a Policy only after underwriting has been completed. We may reject an application or enrollment form that does not meet our underwriting guidelines.



If a prospective Policy owner makes an initial payment of at least one minimum monthly payment, we will provide fixed conditional insurance during underwriting. The fixed conditional insurance will be the insurance applied for, up to a maximum of $500,000, depending on age and underwriting class. This coverage will continue for a maximum of 90 days from the date of the application or enrollment form or, if required, the completed medical exam. If death is by suicide, we will return only the premium paid.

If no fixed conditional insurance was in effect, on Policy delivery we will require a sufficient payment to place the insurance in force.


If you made payments before the date of issuance and acceptance, we will allocate the payments to the Money Market Fund within two business days of receipt of the payments at our principal office. If the Policy is not issued and accepted, we will return to you the GREATER of:


      -      Your payments OR

      - The value of the amount allocated to the Money Market Fund, which will be net of mortality and expense risk charges, administrative charges and fund expenses.


If your application or enrollment form is approved and the Policy is issued and accepted, we will allocate your policy value on issuance and acceptance according to your instructions. However, if your Policy provides for a full refund of payments under its "Right to Examine Policy" provision as required in your state (see "THE POLICY -- Free-Look Period"), we will initially allocate your sub-account investments to the Money Market Fund. This allocation to the Money Market Fund will be for:


      -      14 days from issuance and acceptance, except as described below

      - 24 days from issuance and acceptance for replacements in states with an extended right to examine

      - 34 days from issuance and acceptance for California citizens age 60 and older, who have an extended right to examine.

After this, we will allocate all amounts according to your investment choices.


FREE-LOOK PERIOD


The Policy provides for a free look period. You have the right to examine and cancel your Policy by returning it to us or to one of our representatives on or before the LATEST of:

      - 45 days after the application or enrollment form for the Policy is signed

      - 10 days after you receive the Policy (20 days when the law so requires for the replacement of insurance and 30 days for California citizens age 60 and older) OR

      -      10 days after we mail to you a notice of withdrawal right

If your Policy provides for a full refund under its "Right to Examine Policy" provision as required in your state, your refund will be the GREATER of

      -      Your entire payment OR

      - The policy value PLUS deductions under the Policy or by the funds for taxes, charges or fees

If your Policy does not provide for a full refund, you will receive

      -      Amounts allocated to the fixed account PLUS

      -      The policy value in the variable account PLUS

      -      All fees, charges and taxes which have been imposed

We may delay a refund of any payment made by check until the check has cleared your bank.


After an increase in face amount, we will mail or deliver a notice of a free look for the increase. You will have the right to cancel the increase before the LATEST of:


      - 45 days after the application or enrollment form for the increase is signed

      - 10 days after you receive the new Policy specification pages issued for the increase OR


      - 10 days after we mail or deliver a notice of withdrawal rights to you

On canceling the increase, you will receive a credit to your policy value of charges deducted for the increase. We will refund to you the amount to be credited if you request. We will waive any surrender charge computed for the increase.

CONVERSION PRIVILEGE

Within 24 months of the date of issue or an increase in face amount, you can convert your Policy into a non-variable Policy by transferring all policy value in the sub-accounts to the fixed account. The conversion will take effect at the end of the valuation period in which we receive, at our principal office, notice of the conversion satisfactory to us. There is no charge for this conversion. We will allocate all future payments to the fixed account, unless you instruct us otherwise.

PAYMENTS

Payments are payable to Allmerica Financial. Payments may be made by mail to our principal office or through our authorized representative. All payments after the initial payment are credited to the variable account or fixed account on the date of receipt at the principal office.

You may establish a schedule of planned payments. If you do, we will bill you at regular intervals. Making planned payments will not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if you fail to make planned payments. You may make unscheduled payments before the final payment date or skip planned payments.

You may choose a monthly automatic payment method of making payments. Under this method, each month we will deduct payments from your checking account and apply them to your Policy. The minimum payment allowed is $50.

The Policy does not limit payments as to frequency and number. However, no payment may be less than $100 without our consent. Payments must be sufficient to provide a positive surrender value at the end of each Policy month or the Policy may lapse. See "POLICY TERMINATION AND REINSTATEMENT." During the first 48 Policy months following the date of issue or an increase in face amount, a guarantee may apply to prevent the Policy from lapsing. The guarantee will apply during this period if you make payments that, when reduced by partial withdrawals and partial withdrawal costs, equal or exceed the required minimum monthly payments. The required minimum monthly payments are based on the number of months the Policy, increase in face amount or policy change that causes a change in the minimum monthly payment has been in force. MAKING MONTHLY PAYMENTS EQUAL TO THE MINIMUM MONTHLY PAYMENTS DOES NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE, EXCEPT AS STATED IN THIS PARAGRAPH.

Total payments may not exceed the current maximum payment limits under federal tax law. These limits will change with a change in face amount, the addition or deletion of a rider, or a change between the Level Option and Adjustable Option. Where total payments would exceed the current maximum payment limits, we will only accept that part of a payment that will make total payments equal the maximum. We will return any part of the payments greater than that amount. However, we will accept a payment needed to prevent Policy lapse during a Policy year. See "POLICY TERMINATION AND REINSTATEMENT."

ALLOCATION OF NET PAYMENTS

The net payment equals the payment made less the payment expense charge. In the application or enrollment form for your Policy, you decide the initial allocation of the net payment among the fixed account and the sub-accounts. You may allocate payments to one or more of the sub-accounts, but may not have policy value in more than seven sub-accounts at once. The minimum amount that you may allocate to a sub-account is 1.0% of the net payment. Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen) and must total 100%.

You may change the allocation of future net payments by written request or telephone request. You have the privilege to make telephone requests, unless you elected not to have the privilege on the application or enrollment form. The policy of Allmerica Financial and its representatives and affiliates is that they will not be responsible for losses resulting from acting on telephone requests reasonably believed to be genuine. We will use reasonable methods to confirm that instructions communicated by telephone are genuine; otherwise, Allmerica Financial may be liable for any losses from unauthorized or fraudulent instructions. We require that callers on behalf of a policy owner identify themselves by name and identify the policy owner by name, date of birth and social security number. All telephone requests are tape recorded. An allocation change will take effect on the date of receipt of the notice at the principal office. No charge is currently imposed for changing payment allocation instructions. We reserve the right to impose a charge in the future, but guarantee that the charge will not exceed $25.

The policy value in the sub-accounts will vary with investment experience. You bear this investment risk. Investment performance may also affect the death benefit. Review your allocations of payments and policy value as market conditions and your financial planning needs change.

TRANSFER PRIVILEGE

Subject to our then current rules, you may transfer amounts among the sub-accounts or between a sub-account and the fixed account. (You may not transfer that portion of the policy value held in the fixed account that secures a Policy loan.)


The transfer privilege is subject to our consent. We reserve the right to impose limits on transfers including, but not limited to, the:


      -      Minimum amount that may be transferred

      - Minimum amount that may remain in a sub-account following a transfer from that sub-account

      -      Minimum period between transfers involving the fixed account

      -      Maximum amounts that may be transferred from the fixed account

Transfers involving the fixed account are currently permitted only if:

      - There has been at least a ninety (90) day period since the last transfer from the fixed account; and

      - The amount transferred from the fixed account in each transfer does not exceed the lesser of $100,000 or 25% of the policy value.

These rules are subject to change by the Company.

We will make transfers at your written request or telephone request, as described in "THE POLICY -- Allocation of Net Payments." Transfers are effected at the value next computed after receipt of the transfer order.


You may apply for automatic transfers:


      - From the Money Market sub-account to one or more of the other sub-accounts on a monthly, quarterly or semiannual schedule

      - To reallocate policy value among the sub-accounts on a quarterly, semiannual or annual schedule.

Each automatic transfer must be at least $100. We will process automatic transfers on the 15th of each scheduled month. If the 15th is not a business day or is the monthly processing date, we will process the automatic transfer on the next business day.

Currently, the first 12 transfers in a Policy year are free. After that, we will deduct a $10 transfer charge from amounts transferred in that Policy year. We reserve the right to increase the charge, but we guarantee the charge will never exceed $25. We also reserve the right to limit the number of free transfers in a Policy year to six.

The first automatic transfer counts as one transfer toward the 12 free transfers allowed in each Policy year. Each subsequent automatic transfer is also free, but does not reduce the remaining number of transfers that are free in a Policy year. Any transfers made for a conversion privilege, Policy loan or material change in investment policy will not count toward the 12 free transfers.

DEATH BENEFIT


If the Policy is in force on the Insured's death, we will, with due proof of death, pay the net death benefit to the named beneficiary. We will normally pay the net death benefit within seven days of receiving due proof of the Insured's death, but we may delay payment of net death benefits. See "OTHER POLICY PROVISIONS -- Delay of Payments." The beneficiary may receive the net death benefit in a lump sum or under a payment option. See "APPENDIX C -- PAYMENT OPTIONS."



Before the final payment date, the net death benefit is:


      - The death benefit provided under the Level Option or Adjustable Option, whichever is elected and in effect on the date of death PLUS

      -      Any other insurance on the Insured's life that is provided by rider
             MINUS


      - Any outstanding loan and any partial withdrawals, partial withdrawal costs and due and unpaid monthly insurance protection charges through the Policy month in which the Insured dies



After the final payment date, the net death benefit is:


      -      The policy value MINUS

      -      Any outstanding loan

In most states, we will compute the net death benefit on the date we receive due proof of the Insured's death.

LEVEL OPTION AND ADJUSTABLE OPTION

The Policy provides two death benefit options: the Level Option and Adjustable Option. You choose the desired option in the application or enrollment form. You may change the option once per Policy year by written request. There is no charge for a change in option.


Under the Level Option, the death benefit is the GREATER of the:


      -      Face amount OR

      -      Guideline minimum sum insured


Under the Adjustable Option, the death benefit is the GREATER of the:


      -      Face amount plus policy value OR

      -      Guideline minimum sum insured

Under both the Level Option and Adjustable Option, the death benefit provides insurance protection. Under the Level Option, the death benefit is level unless the guideline minimum sum insured exceeds the face amount; then, the death benefit varies as the policy value changes. Under the Adjustable Option, the death benefit always varies as the policy value changes.

At any face amount, the death benefit will be greater under the Adjustable Option than under the Level Option because the policy value is added to the face amount and included in the death benefit. However, the monthly insurance protection charge will be greater. Therefore, policy value will accumulate at a slower rate than under the Level Option.

If you desire to have payments and investment performance reflected in the death benefit, you should choose the Adjustable Option. If you desire to have payments and investment performance reflected to the maximum extent in the policy value, you should select the Level Option.

GUIDELINE MINIMUM SUM INSURED -- The guideline minimum sum insured is a percentage of the policy value as set forth in "APPENDIX A -- GUIDELINE MINIMUM SUM INSURED TABLE." The guideline minimum sum insured is computed based on federal tax regulations to ensure that the Policy qualifies as a life insurance contract and that the insurance proceeds will be excluded from the gross income of the beneficiary.

ILLUSTRATION OF THE LEVEL OPTION -- In this illustration, assume that the Insured is under the age of 40, and that there is no outstanding loan.

Under the Level Option, a Policy with a $100,000 face amount will have a death benefit of $100,000. However, because the death benefit must be equal to or greater than 250% of policy value, if the policy value exceeds $40,000 the death benefit will exceed the $100,000 face amount. In this example, each dollar of policy value above $40,000 will increase the death benefit by $2.50. For example, a Policy with a policy value of $50,000 will have a guideline minimum sum insured of $125,000 ($50,000 x 2.50); policy value of $60,000 will produce a guideline minimum sum insured of $150,000 ($60,000 x 2.50); and policy value of $75,000 will produce a guideline minimum sum insured of $187,500 ($75,000 x 2.50).


Similarly, if policy value exceeds $40,000, each dollar taken out of policy value will reduce the death benefit by $2.50. If, for example, the policy value is reduced from $60,000 to $50,000 because of partial withdrawals, charges or negative investment performance, the death benefit will be reduced from $150,000 to $125,000. If, however, the product of the policy value times the applicable percentage from the table in APPENDIX A is less than the face amount, the death benefit will equal the face amount.


The applicable percentage becomes lower as the Insured's age increases. If the Insured's age in the above example were, for example, 50 (rather than between zero and 40), the applicable percentage would be 185%. The death benefit would not exceed the $100,000 face amount unless the policy value exceeded $54,054 (rather than $40,000), and each dollar then added to or taken from policy value would change the death benefit by $1.85.

ILLUSTRATION OF THE ADJUSTABLE OPTION -- In this illustration, assume that the Insured is under the age of 40 and that there is no outstanding loan.

Under the Adjustable Option, a Policy with a face amount of $100,000 will produce a death benefit of $100,000 plus policy value. For example, a Policy with policy value of $10,000 will produce a death benefit of $110,000 ($100,000 + $10,000); policy value of $25,000 will produce a death benefit of $125,000 ($100,000 + $25,000); policy value of $50,000 will produce a death benefit of $150,000 ($100,000 + $50,000). However, the death benefit must be at least 250% of the policy value. Therefore, if the policy value is greater than $66,667, 250% of that amount will be the death benefit, which will be greater than the face amount plus policy value. In this example, each dollar of policy value above $66,667 will increase the death benefit by $2.50. For example, if the policy value is $70,000, the guideline minimum sum insured will be $175,000 ($70,000 X 2.50); policy value of $80,000 will produce a guideline minimum sum insured of $200,000 ($80,000 X 2.50); and policy value of $90,000 will produce a guideline minimum sum insured of $225,000 ($90,000 X 2.50).

Similarly, if policy value exceeds $66,667, each dollar taken out of policy value will reduce the death benefit by $2.50. If, for example, the policy value is reduced from $80,000 to $70,000 because of partial withdrawals, charges or negative investment performance, the death benefit will be reduced from $200,000 to $175,000. If, however, the product of the policy value times the applicable percentage is less than the face amount plus policy value, then the death benefit will be the current face amount plus policy value.

The applicable percentage becomes lower as the Insured's age increases. If the Insured's age in the above example were 50, the death benefit must be at least
1.85 times the policy value. The death benefit would be the sum of the policy value plus $100,000 unless the policy value exceeded $117,647 (rather than $66,667). Each dollar added to or subtracted from the Policy would change the death benefit by $1.85.

CHANGE TO LEVEL OR ADJUSTABLE OPTION

You may change the death benefit option once each Policy year by written request. Changing options will not require evidence of insurability. The change takes effect on the monthly processing date on or following the date of receipt of the written request. We will impose no charge for changes in death benefit options.


If you change the Level Option to the Adjustable Option, we will decrease the face amount to equal:


      -      The death benefit MINUS

      -      The policy value on the date of the change

The change may not be made if the face amount would fall below $40,000. After the change from the Level Option to the Adjustable Option, future monthly insurance protection charges may be higher or lower than if no change in option had been made. However, the insurance protection amount will always equal the face amount unless the guideline minimum sum insured applies.


If you change the Adjustable Option to the Level Option, we will increase the face amount by the policy value on the date of the change. The death benefit will be the GREATER of:


      -      The new face amount OR

      -      The guideline minimum sum insured

After the change from the Adjustable Option to the Level Option, an increase in policy value will reduce the insurance protection amount and the monthly insurance protection charge. A decrease in policy value will increase the insurance protection amount and the monthly insurance protection charge.

A change in death benefit option may result in total payments exceeding the then current maximum payment limitation under federal tax law. If this occurs, we will pay the excess to you.

CHANGE IN FACE AMOUNT


You may increase or decrease the face amount by written request. An increase or decrease in the face amount takes effect on the LATEST of the:


      - The monthly processing date on or next following date of receipt of your written request OR

      - The date of approval of your written request, if evidence of insurability is required


INCREASES -- You must submit with your written request for an increase satisfactory evidence of insurability. The consent of the Insured is also required whenever the face amount is increased. An increase in face amount may not be less than $10,000. You may not increase the face amount after the Insured reaches age 80. A written request for an increase must include a payment if the surrender value is less than the sum of:


      -      $50 PLUS

      -      Two minimum monthly payments

On the effective date of each increase in face amount, we will deduct a transaction charge of $50 from policy value for administrative costs. We will also compute a surrender charge for the increase. An increase in the face amount will increase the insurance protection amount and, therefore, the monthly insurance protection charges.


After increasing the face amount, you will have the right, during a free-look period, to have the increase canceled. See "THE POLICY -- Free-Look Period." If you exercise this right, we will credit to your Policy the charges deducted for the increase, unless you request a refund of these charges.


DECREASES -- You may decrease the face amount by written request. The minimum amount for a decrease in face amount is $10,000. The minimum face amount in force after a decrease is $40,000. We may limit the decrease or return policy value to you, as you choose, if the Policy would not comply with the maximum payment limitation under federal tax law. A return of policy value may result in tax liability to you.

A decrease in the face amount will lower the insurance protection amount and, therefore, the monthly insurance protection charge. In computing the monthly insurance protection charge, a decrease in the face amount will reduce the face amount in inverse order.

On a decrease in the face amount, we will deduct from the policy value a transaction charge of $50 and, if applicable, any surrender charge. You may allocate the deduction to one sub-account. If you make no allocation, we will make a pro-rata allocation. We will reduce the surrender charge by the amount of any surrender charge deducted.

POLICY VALUE


The policy value is the total value of your Policy. It is the SUM of:


      -      Your accumulation in the fixed account PLUS

      -      The value of your units in the sub-accounts

There is no guaranteed minimum policy value. Policy value on any date depends on variables that cannot be predetermined.


Your policy value is affected by the:


      -      Frequency and amount of your net payments

      -      Interest credited in the fixed account

      -      Investment performance of your sub-accounts

      -      Partial withdrawals

      -      Loans, loan repayments and loan interest paid or credited

      -      Charges and deductions under the Policy

      -      The death benefit option


COMPUTING POLICY VALUE -- We compute the policy value on the date of issue and on each valuation date. On the date of issue, the policy value is:



      - The value of the amount allocated to the money market fund, net of mortality and expense risks, administrative charges and fund expenses (see "THE POLICY - Application for a Policy"), MINUS


      -      The monthly insurance protection charge due


On each valuation date after the date of issue, the policy value is the SUM of:


      -      Accumulations in the fixed account PLUS


      -      The SUM of the PRODUCTS of:


             -      The number of units in each sub-account TIMES

             - The value of a unit in each sub-account on the valuation date

THE UNIT -- We allocate each net payment to the sub-accounts you selected. We credit allocations to the sub-accounts as units. Units are credited separately for each sub-account.


The number of units of each sub-account credited to the Policy is the QUOTIENT of:


      -      That part of the net payment allocated to the sub-account DIVIDED
             BY

      - The dollar value of a unit on the valuation date the payment is received at our principal office

The number of units will remain fixed unless changed by a split of unit value, transfer, partial withdrawal or surrender. Also, each deduction of charges from a sub-account will result in cancellation of units equal in value to the amount deducted.


The dollar value of a unit of a sub-account varies from valuation date to valuation date based on the investment experience of that sub-account. This investment experience reflects the investment performance, expenses and charges of the fund in which the sub-account invests. The value of each unit was set at $1.00 on the first valuation date of each sub-account. The value of a unit on any valuation date is the PRODUCT of:


      -      The dollar value of the unit on the preceding valuation date TIMES

      -      The net investment factor


NET INVESTMENT FACTOR -- The net investment factor measures the investment performance of a sub-account during the valuation period just ended. The net investment factor for each sub-account is 1.0000 PLUS the QUOTIENT of:


      - The investment income of that sub-account for the valuation period, adjusted for realized and unrealized capital gains and losses and for taxes during the valuation period, DIVIDED BY

      - The value of that sub-account's assets at the beginning of the valuation period MINUS

      - The mortality and expense risk charge for each day in the valuation period currently at an annual rate of 0.65% of the daily net asset value of that sub-account AND

      - The administrative charge for each day in the valuation period at an annual rate of 0.15% of the daily net asset value of that sub-account (only during the first ten Policy years)

The net investment factor may be greater or less than one.

PAYMENT OPTIONS

The net death benefit payable may be paid in a single sum or under one or more of the payment options then offered by Allmerica Financial. See "APPENDIX C -- PAYMENT OPTIONS." These payment options also are available at the final payment date or if the Policy is surrendered. If no election is made, we will pay the net death benefit in a single sum.

OPTIONAL INSURANCE BENEFITS

You may add optional insurance benefits to the Policy by rider, as described in "APPENDIX B -- OPTIONAL BENEFITS." The cost of optional insurance benefits becomes part of the monthly insurance protection charge.

SURRENDER


You may surrender the Policy and receive its surrender value. The surrender value is:


      -      The policy value MINUS

      -      Any outstanding loan and surrender charges

We will compute the surrender value on the valuation date on which we receive the Policy with a written request for surrender. We will deduct a surrender charge if you surrender the Policy within 10 full Policy years of the date of issue or increase in face amount. See "CHARGES AND DEDUCTIONS -- Surrender Charge."

The surrender value may be paid in a lump sum or under a payment option then offered by us. See "APPENDIX C -- PAYMENT OPTIONS." We will normally pay the surrender value within seven days following our receipt of written request. We may delay benefit payments under the circumstances described in "OTHER POLICY PROVISIONS -- Delay of Benefit Payments."

For important tax consequences of a surrender, see "FEDERAL TAX CONSIDERATIONS." If the Policy is issued in connection with a Section 403(b) Plan, your surrender rights may be restricted. See "FEDERAL TAX CONSIDERATIONS -- Policies Issued in Connection with TSA Plans."


PARTIAL WITHDRAWAL

After the first Policy year, you may withdraw part of the surrender value of your Policy on written request. Your written request must state the dollar amount you wish to receive. You may allocate the amount withdrawn among the sub-accounts and the fixed account. If you do not provide allocation instructions, we will make a pro-rata allocation. Each partial withdrawal must be at least $500. Under the Level Option, the face amount is reduced by the partial withdrawal. We will not allow a partial withdrawal if it would reduce the Level Option face amount below $40,000.


On a partial withdrawal from a sub-account, we will cancel the number of units equal in value to the amount withdrawn. The amount withdrawn will be the amount you requested plus the partial withdrawal costs. See "CHARGES AND DEDUCTIONS -- Partial Withdrawal Costs." We will normally pay the partial withdrawal within seven days following our receipt of written request. We may delay payment as described in "OTHER POLICY PROVISIONS -- Delay of Payments."



For important tax consequences of partial withdrawals, see "FEDERAL TAX CONSIDERATIONS." If the Policy is issued in connection with a Section 403(b) Plan, your withdrawal rights may be restricted. See "FEDERAL TAX CONSIDERATIONS -- Policies Issued in Connection with TSA Plans."


PAID-UP INSURANCE OPTION


On written request, you may elect life insurance coverage, usually for a reduced amount, for the life of the Insured with no further premiums due. The paid-up insurance will be the amount, up to the face amount of the Policy, that the surrender value can purchase for a net single premium at the Insured's age and underwriting class on the date this option is elected. If the surrender value exceeds the net single premium, we will pay the excess to you. The net single premium is based on the Commissioners 1980 Standard Ordinary Mortality Tables, Smoker or Non-Smoker (Table B for unisex policies) with increases in the tables for non-standard risks. Interest will not be less than 4.5%.



IF THE PAID-UP INSURANCE OPTION IS ELECTED, THE FOLLOWING POLICY OWNER RIGHTS AND BENEFITS WILL BE AFFECTED:


      - As described above, the paid-up insurance benefit will be computed differently from the net death benefit and the death benefit options will not apply

      - We will not allow transfers of policy value from the fixed account back to the variable account

      -      You may not make further payments

      - You may not increase or decrease the face amount or make partial withdrawals

      -      Riders will continue only with our consent

You may, after electing paid-up insurance, surrender the Policy for its net cash value. The guaranteed cash value is the net single premium for the paid-up insurance at the Insured's attained age. The net cash value is the cash value less any outstanding loan. We will transfer the policy value in the variable account to the fixed account on the date we receive written request to elect the option.


On election of paid-up insurance, the Policy often will become a modified endowment contract. If a Policy becomes a modified endowment contract, Policy loans or surrender will receive unfavorable federal tax treatment. See "FEDERAL TAX CONSIDERATIONS -- Modified Endowment Policies."

                             CHARGES AND DEDUCTIONS

The following charges will apply to your Policy under the circumstances described. Some of these charges apply throughout the Policy's duration. Other charges apply only if you choose options under the Policy.


No surrender charges, partial withdrawal charges or front-end sales loads are imposed, and no commissions are paid where the Policy owner as of the date of application is within the following class of individuals:


All employees of First Allmerica and its affiliates and subsidiaries located at First Allmerica's home office (or at off-site locations if such employees are on First Allmerica's home office payroll); all employees and registered representatives of any broker-dealer that has entered into a sales agreement with us or Allmerica Investments, Inc. to sell the Policies and any spouses of the above persons or any children of the above persons.

PAYMENT EXPENSE CHARGE


Currently, we deduct 4.0% of each payment as a payment expense charge. This charge includes a:


      -      Current premium tax deduction of 2.5%

      -      Current deferred acquisition costs ("DAC tax") deduction of 1.0%

      -      Front-end sales load of 0.5%

The 2.5% premium tax deduction approximates our average expenses for state and local premium taxes. Premium taxes vary, ranging from zero to more than 4.0%. The premium tax deduction is made whether or not any premium tax applies. The deduction may be higher or lower than the premium tax imposed. However, we do not expect to make a profit from this deduction. The 1.0% DAC tax deduction helps reimburse us for approximate expenses incurred from federal taxes for deferred acquisition costs ("DAC taxes") of the Policies. We deduct the 0.5% front-end sales load from each payment partially to compensate us for Policy sales expenses.

We reserve the right to increase or decrease the premium tax deduction or DAC tax deduction to reflect changes in our expenses for premium taxes or DAC taxes. The 0.5% front-end sales load will not change, even if sales expenses change.

MONTHLY INSURANCE PROTECTION CHARGES

Before the final payment date, we will deduct a monthly insurance protection charge from your policy value. This charge is the cost for insurance protection under the Policy, including optional insurance benefits provided by rider.

We deduct the monthly insurance protection charge on each monthly processing date starting with the date of issue. You may allocate monthly insurance protection charges to one sub-account. If you make no allocation, we will make a pro-rata allocation. If the sub-account you chose does not have sufficient funds to cover the monthly insurance protection charges, we will make a pro-rata allocation. We will deduct no monthly insurance protection charges on or after the final payment date.

COMPUTING MONTHLY INSURANCE PROTECTION CHARGES -- We designed the monthly insurance protection charge to compensate us for the anticipated cost of paying net death benefits under the Policies. The charge is computed monthly for the initial face amount and for each increase in face amount. Monthly insurance protection charges can vary.


For the initial face amount under the Level Option, the monthly insurance protection charge is the PRODUCT of:


      -      The insurance protection rate TIMES

      -      the DIFFERENCE between

             -      The initial face amount AND

             - The policy value (MINUS any rider charges) at the beginning of the Policy month

Under the Level Option, the monthly insurance protection charge decreases as the policy value increases if the guideline minimum sum insured is not in effect.


For the initial face amount under the Adjustable Option, the monthly insurance protection charge is the PRODUCT of:


      -      The insurance protection rate TIMES

      -      The initial face amount


For each increase in face amount under the Level Option, the monthly insurance protection charge is the PRODUCT of:


      -      The insurance protection rate for the increase TIMES

      -      The DIFFERENCE between

      -      The increase in face amount AND

      - Any policy value (MINUS any rider charges) GREATER than the initial face amount at the beginning of the Policy month and not allocated to a prior increase


For each increase in face amount under the Adjustable Option, the monthly insurance protection charge is the PRODUCT of:


      -      The insurance protection rate for the increase TIMES

      -      The increase in face amount


If the guideline minimum sum insured is in effect under either Option, we will compute a monthly insurance protection charge for that part of the death benefit subject to the guideline minimum sum insured that exceeds the current death benefit not subject to the guideline minimum sum insured. This charge is the PRODUCT of:


      -      The insurance protection rate for the initial face amount TIMES

      -      The DIFFERENCE between

      -      The guideline minimum sum insured AND


      -      The GREATER of:


             - The face amount OR the policy value, if you selected the level option OR

             - the face amount PLUS the policy value, if you selected the Adjustable Option

We will adjust the monthly insurance protection charge for any decreases in face amount. See "THE POLICY -- Change In Face Amount: Decreases."


INSURANCE PROTECTION RATES -- We base insurance protection rates on the:


      -      Male, female or blended unisex rate table

      -      Age and underwriting class of the Insured

      -      Effective date of an increase or date of any rider

For unisex Policies, sex-distinct rates do not apply. For the initial face amount, the insurance protection rates are based on your age at the beginning of each Policy year. For an increase in face amount or for a rider, the insurance protection rates are based on your age on each anniversary of the effective date of the increase or rider. We base the current insurance protection rates on our expectations as to future mortality experience. Rates will not, however, be greater than the guaranteed insurance protection rates set forth in the Policy. These guaranteed rates are based on the Commissioners 1980 Standard Ordinary Mortality Tables, Smoker or Non-Smoker (Mortality Table B for unisex Policies) and the Insured's sex and age. The Tables used for this purpose set forth different mortality estimates for males and females and for smokers and non-smokers. Any change in the insurance protection rates will apply to all Insureds of the same age, sex and underwriting class whose Policies have been in force for the same period.


The underwriting class of an Insured will affect the insurance protection rates. We currently place Insureds into preferred underwriting classes, standard underwriting classes and non-standard underwriting classes. The underwriting classes are also divided into two categories: smokers and non-smokers. We will place an Insured under age 18 at the date of issue in a standard or non-standard underwriting class. We will then classify the Insured as a smoker at age 18 unless we receive satisfactory evidence that the Insured is a non-smoker. Prior to the Insured's age 18, we will give you notice of how the Insured may be classified as a non-smoker.

We compute the insurance protection rate separately for the initial face amount and for any increase in face amount. However, if the Insured's underwriting class improves on an increase, the lower insurance protection rate will apply to the total face amount.

CHARGES AGAINST OR REFLECTED IN THE ASSETS OF THE VARIABLE ACCOUNT

We assess each sub-account with a charge for mortality and expense risks we assume and, during the first ten Policy years, a charge for administrative expenses of the variable account. Fund expenses are also reflected in the variable account.


ADMINISTRATIVE CHARGE -- During the first ten Policy years, we impose a daily charge at an annual rate of 0.15% of the average daily net asset value in each sub-account. The charge is to help reimburse us for administrative expenses incurred in the administration of the variable account and the sub-accounts. It is not expected to be a source of profit. The administrative functions and expenses we assume for the variable account and the sub-accounts include:


      -      Clerical, accounting, actuarial and legal services

      -      Rent, postage, telephone, office equipment and supplies,

      - The expenses of preparing and printing registration statements and prospectuses (not allocable to sales expense)

      -      Regulatory filing fees and other fees

We do not assess the administrative charge after the tenth Policy year.

MORTALITY AND EXPENSE RISK CHARGE -- We impose a daily charge at a current annual rate of 0.65% of the average daily net asset value of each sub-account. This charge compensates us for assuming mortality and expense risks for variable interests in the Policies. The Company may increase this charge, subject to state and federal law, to an annual rate no greater than 0.80%.

The mortality risk we assume is that Insureds may live for a shorter time than anticipated. If this happens, we will pay more net death benefits than anticipated. The expense risk we assume is that the expenses incurred in issuing and administering the Policies will exceed those compensated by the administrative charges in the Policies. If the charge for mortality and expense risks is not sufficient to cover mortality experience and expenses, we will absorb the losses. If the charge turns out to be higher than mortality and expense risk expenses, the difference will be a profit to us. If the charge provides us with a profit, the profit will be available for our use to pay distribution, sales and other expenses.

FUND EXPENSES -- The value of the units of the sub-accounts will reflect the investment advisory fee and other expenses of the funds whose shares the sub-accounts purchase. The prospectuses and statements of additional information of the Trust, VIP and T. Rowe Price contain more information concerning the fees and expenses.

No charges are currently made against the sub-accounts for federal or state income taxes. Should income taxes be imposed, we may make deductions from the sub-accounts to pay the taxes. See "FEDERAL TAX CONSIDERATIONS."

SURRENDER CHARGE

The Policy's contingent surrender charge is a deferred administrative charge and a deferred sales charge. The deferred administrative charge is designed to reimburse us for the administrative costs of product research and development, underwriting, Policy administration and surrendering the Policy. The deferred sales charge compensates us for distribution expenses, including commissions to our representatives, advertising and the printing of prospectuses and sales literature.

We compute the surrender charge on date of issue and on any increase in face amount. The surrender charge applies for ten years from date of issue or increase in face amount. We impose the surrender charge only if, during its duration, you request a full surrender or a decrease in face amount.


The maximum surrender charge includes a:


      - Deferred administrative charge of $8.50 per thousand dollars of the initial face amount or increase

      - Deferred sales charge of 28.5% of payments received or associated with the increase up to the guideline annual premium for the increase

The maximum surrender charge will not exceed a specified amount per $1,000 of initial face amount or increase because of state-imposed limits. The maximum surrender charge is level for the first 24 Policy months and then reduces by 1/96th for the next 96 Policy months, reaching zero at the end of ten Policy years.

Payments associated with an increase equal that part of the payments made on or after the increase that are allocated to the increase. We allocate payments based on relative guideline annual premium payments. For example, assume that the guideline annual premium is $1,500 before an increase and is $2,000 with the increase. The policy value on the effective date of the increase would be allocated 75% ($1,500/$2,000) to the initial face amount and 25% to the increase. All future payments would also be allocated 75% to the initial face amount and 25% to the increase.

If more than one surrender charge is in effect because of one or more increases in face amount, we will apply the surrender charges in inverse order. We will apply surrender and partial withdrawal charges (described below) in this order:

      -      First, the most recent increase

      -      Second, the next most recent increases, and so on

      -      Third, the initial face amount.


A surrender charge may be deducted on a decrease in the face amount. On a decrease, the surrender charge deducted is a fraction of the charge that would apply to a full surrender. The fraction is the PRODUCT of:


      -      The decrease DIVIDED by the current face amount TIMES

      -      the surrender charge

Where a decrease causes a partial reduction in an increase or in the initial face amount, we will deduct a proportionate share of the surrender charge for that increase or for the initial face amount.

See "APPENDIX E -- COMPUTING MAXIMUM SURRENDER CHARGES" for examples of how we compute the maximum surrender charge.

PARTIAL WITHDRAWAL COSTS

For each partial withdrawal, we deduct a transaction fee of 2.0% of the amount withdrawn, not to exceed $25. This fee is intended to reimburse us for the cost of processing the withdrawal.

A partial withdrawal charge may also be deducted from policy value. However, in any Policy year, you may withdraw, without a partial withdrawal charge, up to;


      -      10% of the policy value MINUS

      - The total of any prior free withdrawals in the same Policy year ("Free 10% Withdrawal")

The right to make the Free 10% Withdrawal is not cumulative from Policy year to Policy year. For example, if only 8% of policy value were withdrawn in the second Policy year, the amount you could withdraw in future Policy years would not be increased by the amount you did not withdraw in the second Policy year.

We impose the partial withdrawal charge on any withdrawal greater than the Free 10% Withdrawal. The charge is 5.0% of the excess withdrawal up to the surrender charge. If no surrender charge applies on withdrawal, no partial withdrawal charge will apply. We will reduce the Policy's outstanding surrender charge by the partial withdrawal charge deducted, proportionately reducing the deferred sales and administrative charges. The partial withdrawal charge deducted will decrease existing surrender charges in inverse order.

TRANSFER CHARGES

Currently, the first 12 transfers in a Policy year are free. We reserve the right to limit the number of free transfers in a Policy year to six. After that, we will deduct a $10 transfer charge from amounts transferred in that Policy year. We reserve the right to increase the charge, but it will never exceed $25. This charge reimburses us for the administrative costs of processing the transfer.

If you apply for automatic transfers, the first automatic transfer counts as one transfer. Each future automatic transfer is without charge and does not reduce the remaining number of transfers that may be made without charge.

Each of the following transfers of policy value from the sub-accounts to the fixed account is free and does not count as one of the 12 free transfers in a Policy year:

      - A conversion within the first 24 months from date of issue or increase

      -      A transfer to the fixed account to secure a loan

      -      A reallocation of policy value within 20 days of the date of issue

CHARGE FOR CHANGE IN FACE AMOUNT

For each increase or decrease in face amount, we will deduct a transaction charge of $50 from policy value to reimburse us for the administrative costs of the change.

OTHER ADMINISTRATIVE CHARGES


We reserve the right to charge for other administrative costs we incur. While there are no current charges for these costs, we may impose a charge for:


      -      Changing net payment allocation instructions

      - Changing the allocation of monthly insurance protection charges among the various sub-accounts and the fixed account

      -      Providing a projection of values

We do not currently charge for these costs. Any future charge is guaranteed not to exceed $25 per transaction.

                                  POLICY LOANS


You may borrow money secured by your policy value. The total amount you may borrow, including any outstanding loan, is the loan value. In the first Policy year, the loan value is 75% of:


      -      The policy value MINUS

      - Any surrender charges, unpaid monthly insurance protection charges and outstanding loan interest through the end of the Policy year


After the first Policy year, the loan value is 90% of:


      -      The policy value MINUS

      -      Any surrender charges


There is no minimum loan. We will usually pay the loan within seven days after we receive the written request. We may delay the payment of loans as stated in "OTHER POLICY PROVISIONS -- Delay of Payments."


We will allocate the loan among the sub-accounts and the fixed account according to your instructions. If you do not make an allocation, we will make a pro-rata allocation. We will transfer policy value in each sub-account equal to the Policy loan to the fixed account. We will not count this transfer as a transfer subject to the transfer charge.

Policy value equal to the outstanding loan will earn monthly interest in the fixed account at an annual rate of at least 6.0% (8.0% for preferred loans). NO OTHER INTEREST WILL BE CREDITED.


If you are a participant under a Section 403(b) TSA plan and purchased the Policy in connection with the plan, your Policy loan rights are limited. See "Policies Issued in Connection with TSA Plans" below, and "FEDERAL TAX CONSIDERATIONS -- Policies Issued in Connection with TSA Plans."


PREFERRED LOAN OPTION

This option is available to you upon written request after the first Policy year. It may be revoked by you at any time.

The preferred loan option is available during Policy years 2-10 only if your policy value, minus the surrender charge, is $50,000 or more. The option applies to up to 10% of this amount. After the 10th Policy year, the preferred loan option is available on all loans or on all or a part of the loan value as you request. The guaranteed annual interest rate credited to the policy value securing a preferred loan will be 8%.

There is some uncertainty as to the tax treatment of preferred loans. Consult a qualified tax adviser (and see "FEDERAL TAX CONSIDERATIONS").

LOAN INTEREST CHARGED

Interest accrues daily at the annual rate of 8.0%. Interest is due and payable in arrears at the end of each Policy year or for as short a period as the loan may exist. Interest not paid when due will be added to the loan amount and bears interest at the same rate.

REPAYMENT OF OUTSTANDING LOAN

You may pay any loans before Policy lapse. We will allocate that part of the policy value in the fixed account that secured a repaid loan to the sub-accounts and fixed account according to your instructions. If you do not make a repayment allocation, we will allocate policy value according to your most recent payment allocation instructions. However, loan repayments allocated to the variable account cannot exceed policy value previously transferred from the variable account to secure the outstanding loan.

If the outstanding loan exceeds the policy value less the surrender charge, the Policy will terminate. We will mail a notice of termination to the last known address of you and any assignee. If you do not make sufficient payment within 62 days after this notice is mailed, the Policy will terminate with no value. See "POLICY TERMINATION AND REINSTATEMENT."

EFFECT OF POLICY LOANS

Policy loans will permanently affect the policy value and surrender value, and may permanently affect the death benefit. The effect could be favorable or unfavorable, depending on whether the investment performance of the sub-accounts is less than or greater than the interest credited to the policy value in the fixed account that secures the loan.

We will deduct any outstanding loan from the proceeds payable when the Insured dies or from a surrender.


POLICIES ISSUED IN CONNECTION WITH TSA PLANS



If your Policy was issued in connection with a TSA plan, Policy loans are permitted in accordance with the terms of the Policy. However, if a Policy loan does not comply with the requirements of Code Section 72(p), the TSA plan may become disqualified and Policy Values may be includible in your current income. Policy loans must meet the following additional requirements:



      - Loans must be repaid within five years, except when the loan is used to acquire any dwelling unit which within a reasonable time is to be used as the Policy owner's principal residence.



      - All Policy loans must be amortized on a level basis with loan repayments being made not less frequently than quarterly.



      - The sum of all outstanding loan balances for all loans from all of your TSA plans may not exceed the lesser of:



      -      $50,000 reduced by the excess (if any) of



             - the highest outstanding balance of loans from all of the Policy owner's TSA plans during the one-year period preceding the date of the loan, minus



             - the outstanding balance of loans from the Policy owner's TSA plans on the date on which such loan was made



                                       OR



      - 50% of the Policy owner's non-forfeitable accrued benefit in all of his/her TSA plans, but not less than $10,000.



SEE "FEDERAL TAX CONSIDERATIONS -- Policies Issued in Connection with TSA
Plans."



A QUALIFIED TAX ADVISER SHOULD BE CONSULTED BEFORE REQUESTING A POLICY LOAN.


                      POLICY TERMINATION AND REINSTATEMENT

TERMINATION


The Policy will terminate if:


      - Surrender value is insufficient to cover the next monthly insurance protection charge plus loan interest accrued OR

      -      Outstanding loan exceeds the policy value less surrender charges

If one of these situations occurs, the Policy will be in default. You will then have a grace period of 62 days, measured from the date of default, to pay a premium sufficient to prevent termination. On the date of default, we will send a notice to you and to any assignee of record. The notice will state the premium due and the date by which it must be paid.

Failure to pay a sufficient premium within the grace period will result in Policy termination. If the Insured dies during the grace period, we will deduct from the net death benefit any monthly insurance protection charges due and unpaid through the Policy month in which the Insured dies and any other overdue charge.

During the first 48 Policy months following the date of issue or an increase in the face amount, a guarantee may apply to prevent the Policy from terminating because of insufficient surrender value. This guarantee applies if, during this period, you pay premiums that, when reduced by partial withdrawals and partial withdrawal costs, equal or exceed specified minimum monthly payments. The specified minimum monthly payments are based on the number of months the Policy, increase in face amount or policy change that causes a change in the minimum monthly payment has been in force. A policy change that causes a change in the minimum monthly payment is a change in the face amount or the addition or deletion of a rider. Except for the first 48 months after the date of issue or the effective date of an increase, payments equal to the minimum monthly payment do not guarantee that the Policy will remain in force.

REINSTATEMENT


A terminated Policy may be reinstated within three years of the date of default and before the final payment date. The reinstatement takes effect on the monthly processing date following the date you submit to us:


      -      Written application for reinstatement

      - Evidence of insurability showing that the Insured is insurable according to our underwriting rules AND

      - A payment that, after the deduction of the payment expense charge, is large enough to cover the minimum amount payable

Policies which have been surrendered may not be reinstated.

MINIMUM AMOUNT PAYABLE -- If reinstatement is requested when less than 48 monthly insurance protection charges have been paid since the date of issue or increase in the face amount, you must pay the LESSER of:

      - The minimum monthly payment for the three months beginning on the date of reinstatement OR


      -      the SUM of:


             - The amount by which the surrender charge on the date of reinstatement exceeds the policy value on the date of default PLUS

             - Monthly insurance protection charges for the three months beginning on the date of reinstatement

If you request reinstatement more than 48 monthly processing dates from the date of issue or increase in the face amount, you must pay the sum shown above without regard to the three months of minimum monthly payments.

SURRENDER CHARGE -- The surrender charge on the date of reinstatement is the surrender charge that would have been in effect had the Policy remained in force from the date of issue.

POLICY VALUE ON REINSTATEMENT -- The policy value on the date of reinstatement is:

      - The net payment made to reinstate the Policy and interest earned from the date the payment was received at our principal office PLUS

      - The policy value less any outstanding loan on the date of default (not to exceed the surrender charge on the date of reinstatement) MINUS

      - The monthly insurance protection charges due on the date of reinstatement

You may reinstate any outstanding loan.

                            OTHER POLICY PROVISIONS

POLICY OWNER


The policy owner is the Insured unless another Policy owner has been named in the application or enrollment form. As Policy owner, you are entitled to exercise all rights under your Policy while the Insured is alive, with the consent of any irrevocable beneficiary. The consent of the Insured is required whenever the face amount is increased.


BENEFICIARY


The beneficiary is the person or persons to whom the net death benefit is payable on the Insured's death. Unless otherwise stated in the Policy, the beneficiary has no rights in the Policy before the Insured dies. While the Insured is alive, you may change the beneficiary, unless you have declared the beneficiary to be irrevocable. If no beneficiary is alive when the Insured dies, the Policy owner (or the Policy owner's estate) will be the beneficiary. If more than one beneficiary is alive when the Insured dies, we will pay each beneficiary in equal shares, unless you have chosen otherwise. Where there is more than one beneficiary, the interest of a beneficiary who dies before the Insured will pass to surviving beneficiaries proportionally.


ASSIGNMENT


You may assign a Policy as collateral or make an absolute assignment. All Policy rights will be transferred as to the assignee's interest. The consent of the assignee may be required to make changes in payment allocations, make transfers or to exercise other rights under the Policy. We are not bound by an assignment or release thereof, unless it is in writing and recorded at our principal office. When recorded, the assignment will take effect on the date the written request was signed. Any rights the assignment creates will be subject to any payments we made or actions we took before the assignment is recorded. We are not responsible for determining the validity of any assignment or release.


The following Policy provisions may vary by state.

LIMIT ON RIGHT TO CHALLENGE POLICY

We cannot challenge the validity of your Policy if the Insured was alive after the Policy had been in force for two years from the date of issue. Also, we cannot challenge the validity of any increase in the face amount if the Insured was alive after the increase was in force for two years from the effective date of the increase.

SUICIDE

The net death benefit will not be paid if the Insured commits suicide, while sane or insane, within two years from the date of issue. Instead, we will pay the beneficiary all payments made for the Policy, without interest, less any outstanding loan and partial withdrawals. If the Insured commits suicide, while sane or insane, within two years from any increase in face amount, we will not recognize the increase. We will pay to the beneficiary the monthly insurance protection charges paid for the increase.

MISSTATEMENT OF AGE OR SEX

If the Insured's age or sex is not correctly stated in the Policy application or enrollment form, we will adjust benefits under the Policy to reflect the correct age and sex. The adjusted benefit will be the benefit that the most recent monthly insurance protection charge would have purchased for the correct age and sex. We will not reduce the death benefit to less than the guideline minimum sum insured. For a unisex Policy, there is no adjusted benefit for misstatement of sex.

DELAY OF PAYMENTS


Amounts payable from the variable account for surrender, partial withdrawals, net death benefit, Policy loans and transfers may be postponed whenever:


      - The New York Stock Exchange is closed other than customary weekend and holiday closings

      -      The SEC restricts trading on the New York Stock Exchange

      - The SEC determines an emergency exists, so that disposal of securities is not reasonably practicable or it is not reasonably practicable to compute the value of the variable account's net assets

We may delay paying any amounts derived from payments you made by check until the check has cleared your bank.

We reserve the right to defer amounts payable from the fixed account. This delay may not exceed six months.

                           FEDERAL TAX CONSIDERATIONS


The following summary of federal tax considerations is based on our understanding of the present federal income tax laws as they are currently interpreted. Legislation may be proposed which, if passed, could adversely and possibly retroactively affect the taxation of the Policies. This summary is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. We do not address tax provisions that may apply if the Policy owner is a corporation or the trustee of an employee benefit plan. You should consult a qualified tax adviser to apply the law to your circumstances.


ALLMERICA FINANCIAL AND THE VARIABLE ACCOUNT


Allmerica Financial is taxed as a life insurance company under Subchapter L of the Code. We file a consolidated tax return with our parent and affiliates. We do not currently charge for any income tax on the earnings or realized capital gains in the variable account. We do not currently charge for federal income taxes respecting the variable account. A charge may apply in the future for any federal income taxes we incur. The charge may become necessary, for example, if there is a change in our tax status. Any charge would be designed to cover the federal income taxes on the investment results of the variable account.


Under current laws, Allmerica Financial may incur state and local taxes besides premium taxes. These taxes are not currently significant. If there is a material change in these taxes affecting the variable account, we may charge for taxes paid or for tax reserves.

TAXATION OF THE POLICIES


We believe that the Policies described in this Prospectus are life insurance contracts under Section 7702 of the Code. Section 7702 affects the taxation of life insurance contracts and places limits on the relationship of the policy value to the death benefit. As life insurance contracts, the net death benefits of the Policies are excludable from the gross income of the beneficiaries. Also, any increase in policy value is not taxable until received by you or your designee (but see "Modified Endowment Policies").


Federal tax law requires that the investment of each sub-account funding the Policies is adequately diversified according to Treasury regulations. Although we do not have control over the investments of the funds, we believe that the funds currently meet the Treasury's diversification requirements. We will monitor continued compliance with these requirements.


The Treasury Department has announced that previous regulations on diversification do not provide guidance concerning the extent to which Policy owners may direct their investments to divisions of a separate investment account. Regulations may provide guidance in the future. The Policies or our administrative rules may be modified as necessary to prevent a Policy owner from being considered the owner of the assets of the variable account.

A surrender, partial withdrawal, change in the death benefit option, change in the face amount, lapse with Policy loan outstanding, or assignment of the Policy may have tax consequences. Within the first fifteen Policy years, a distribution of cash required under Section 7702 of the Code because of a reduction of benefits under the Policy will be taxed to the Policy owner as ordinary income respecting any investment earnings. Federal, state and local income, estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Insured, policy owner or beneficiary.



POLICY LOANS



We believe that non-preferred loans received under the Policy will be treated as an indebtedness of the Policyowner for federal income tax purposes. Under current law, these loans will not constitute income for the Policyowner while the Policy is in force (but see "Modified Endowment Policies"). There is a risk, however, that a preferred loan may be characterized by the Internal Revenue Service ("IRS") as a withdrawal and taxed accordingly. At the present time, the IRS has not issued any guidance on whether loans with the attributes of a preferred loan should be treated differently than a non-preferred loan. This lack of specific guidance makes the tax treatment of preferred loans uncertain. In the event IRS guidelines are issued in the future, you may revoke your request for a preferred loan.



Section 264 of the Code restricts the deduction of interest on Policy loans. Consumer interest paid on Policy loans under an individually owned Policy is not tax deductible. Generally, no tax deduction for interest is allowed on Policy loans, if the Insured is an officer or employee of, or is financially interested in, any business carried on by the taxpayer. There is an exception to this rule which permits a deduction for interest on loans up to $50,000 related to any policies covering the greater of (1) five individuals or (2) the lesser of (a) 5% of the total number of officers and employees of the corporation or (b) 20 individuals.



POLICIES ISSUED IN CONNECTION WITH TSA PLANS



The Policies may be issued in connection with tax-sheltered annuity ("TSA") plans of certain public school systems and organizations that are tax exempt under Section 501(c)(3) of the Code.



A Policy issued in connection with a TSA Plan will be endorsed to reflect the restrictions under Section 403(b) of the Code. The Policyowner may terminate the endorsement at any time. However, the termination of the endorsement may cause the Policy to fail to qualify under Section 403(b) of the Code. A Policy issued in connection with a TSA Plan may also have limitations on Policy loans. See "POLICY LOANS -- Policies Issued in Connection with TSA Plans."



Under the provisions of Section 403(b) of the Code, payments made for annuity policies purchased for employees under TSA plans are excludable from the gross income of such employees, to the extent that the aggregate purchase payments in any year do not exceed the maximum contribution permitted under the Code. The Company has received a Private Letter Ruling with respect to the status of the Policies as providing "incidental life insurance" when issued in connection with TSA plans. In the Private Letter Ruling, the IRS has taken the position that the purchase of a life insurance policy by the employer as part of a TSA plan will not violate the "incidental benefit" rules of Section 403(b) and the regulations thereunder. The Private Letter Ruling also stated that the use of current or accumulated contributions to purchase a life insurance policy will not result in current taxation of the premium payments for the life insurance policy, except for the current cost of the life insurance protection.



A policy qualifying under Section 403(b) of the Code must provide that withdrawals or other distributions attributable to salary reduction contributions (including earnings) may not begin before the employee attains age 59 1/2, separates from service, dies, or becomes disabled. In the case of hardship, you may withdraw amounts contributed by salary reduction, but not the earnings on such amounts. Even though a distribution may be permitted under these rules (e.g., for hardship or after separation from service), it may nonetheless be subject to a 10% penalty tax as a premature distribution, in addition to income tax.



Policy loans are generally permitted in accordance with the terms of the Policy, but there are certain additional limitations; see "POLICY LOANS -- Policies Issued in Connection with TSA Plans." However, if a Policy loan does not comply with the requirements of Code Section 72(p), your TSA plan may become disqualified and Policy values may be includible in current income.


MODIFIED ENDOWMENT POLICIES


The Technical and Miscellaneous Revenue Act of 1988 ("1988 Act") adversely affects the tax treatment of distributions under so-called "modified endowment contracts." Under the 1988 Act, a Policy may be considered a "modified endowment contract" if


      -      Total payments during the first seven Policy years EXCEED

      - The total net level payments payable had the Policy provided for paid-up future benefits after making seven level payments.


If the Policy is considered a modified endowment contract, distributions (including Policy loans, partial withdrawals, surrenders and assignments) will be taxed on an "income-first" basis and includible in gross income to the extent that the surrender value exceeds the policy owner's investment in the Policy. Any other amounts will be treated as a return of capital up to the policy owner's basis in the Policy. A 10% tax is imposed on that part of any distribution that is includible in income, unless the distribution is:


      -      Made after the taxpayer becomes disabled,

      -      Made after the taxpayer attains age 59 1/2, OR

      - Part of a series of substantially equal periodic payments for the taxpayer's life or life expectancy or joint life expectancies of the taxpayer and beneficiary

All modified endowment contracts issued by the same insurance company to the same policy owner during any 12-month period will be treated as a single modified endowment contract in computing taxable distributions.

Currently, we review each Policy when payments are received to determine if the payment will render the Policy a modified endowment contract. If a payment would so render the Policy, we will notify you of the option of requesting a refund of the excess payment. The refund process must be completed within 60 days after the Policy anniversary or the Policy will be permanently classified as a modified endowment contract.

                                 VOTING RIGHTS

Where the law requires, we will vote fund shares that each sub-account holds according to instructions received from Policy owners with policy value in the sub-account. If, under the 1940 Act or its rules, we may vote shares in our own right, whether or not the shares relate to the Policies, we reserve the right to do so.

We will provide each person having a voting interest in a fund with proxy materials and voting instructions. We will vote shares held in each sub-account for which no timely instructions are received in proportion to all instructions received for the sub-account. We will also vote in the same proportion our shares held in the variable account that do not relate to the Policies.


We will compute the number of votes that a Policy owner has the right to instruct on the record date established for the fund. This number is the quotient of:



      -      Each Policy owner's policy value in the sub-account divided by


      - The net asset value of one share in the fund in which the assets of the sub-account are invested

We may disregard voting instructions Policy owners or the Trustees initiate in favor of any change in the investment policies or in any investment adviser or principal underwriter. Our disapproval of any change must be reasonable. A change in investment policies or investment adviser must be based on a good faith determination that the change would be contrary to state law or otherwise is improper under the objectives and purposes of the funds. If we do disregard voting instructions, we will include a summary of and reasons for that action in the next report to Policy owners.

            DIRECTORS AND PRINCIPAL OFFICERS OF ALLMERICA FINANCIAL


           NAME AND POSITION                       PRINCIPAL OCCUPATION(S) DURING
             WITH COMPANY                                  PAST FIVE YEARS
---------------------------------------  ---------------------------------------------------
Bruce C. Anderson                        Director of First Allmerica since 1996; Vice
 Director                                 President, First Allmerica

Abigail M. Armstrong                     Secretary of First Allmerica since 1996; Counsel,
 Secretary and Counsel                    First Allmerica

John P. Kavanaugh                        Director and Chief Investment Officer of First
 Director, Vice President and Chief       Allmerica since 1996; Vice President, First
 Investment Officer                       Allmerica since 1991

John F. Kelly                            Director of First Allmerica since 1996; Senior Vice
 Director                                 President, General Counsel and Assistant
                                          Secretary, First Allmerica

J. Barry May                             Director of First Allmerica since 1996; Director
 Director                                 and President, The Hanover Insurance Company since
                                          1996; Vice President, The Hanover Insurance
                                          Company, 1993 to 1996

James R. McAuliffe                       Director of First Allmerica since 1996; President
 Director                                 and CEO, Citizens Insurance Company of America
                                          since 1994; Vice President 1982 to 1994 and Chief
                                          Investment Officer, First Allmerica 1986 to 1994

John F. O'Brien                          Director, Chairman of the Board, President and
 Director and Chairman of the Board       Chief Executive Officer, First Allmerica since
                                          1989

Edward J. Parry, III                     Director and Chief Financial Officer of First
 Director, Vice President, Chief          Allmerica since 1996; Vice President and
 Financial Officer and Treasurer          Treasurer, First Allmerica since 1993

Richard M. Reilly                        Director of First Allmerica since 1996; Vice
 Director, President and Chief            President, First Allmerica since 1990; Director,
 Executive Officer                        Allmerica Investments, Inc. since 1990; Director
                                          and President, Allmerica Investment Management
                                          Company, Inc. since 1990

Larry C. Renfro                          Director of First Allmerica since 1996; Vice
 Director                                 President, First Allmerica since 1990

Eric A. Simonsen                         Director of First Allmerica since 1996; Vice
 Director and Vice President              President, First Allmerica since 1990; Chief
                                          Financial Officer, First Allmerica 1990 to 1996

Phillip E. Soule                         Director of First Allmerica since 1996; Vice
 Director                                 President, First Allmerica

                                  DISTRIBUTION


Allmerica Investments, Inc., an indirect wholly owned subsidiary of First Allmerica, acts as the principal underwriter and general distributor of the Policies. Allmerica Investments, Inc. is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Broker-dealers sell the Policies through their registered representatives who are appointed by us.



We pay to broker-dealers who sell the Policy commissions based on a commission schedule. After the date of issue or an increase in Face Amount, commissions will be 90% of the first-year payments up to a payment amount we established and 4% of any excess. Commissions will be 2% for subsequent payments, plus 0.25% of unloaned Policy value. To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.



We intend to recoup commissions and other sales expenses through:


      -      The front-end sales load

      -      The deferred sales charge


      - Investment earnings on amounts allocated under the Policies to the Fixed Account



Commissions paid on the Policies, including other incentives or payments, are not charged to Policy owners or to the Variable Account.



                                    SERVICES



The Company receives fees from the investment advisers or other service providers of certain Sub-Accounts in return for providing certain services to Policy owners. Currently, the Company receives service fees with respect to the Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio, and Fidelity VIP High Income Portfolio, at an annual rate of 0.10% of the aggregate net asset value, respectively, of the shares of such Sub-Accounts held by the Variable Account. With respect to the T. Rowe Price International Stock Portfolio, the Company receives service fees at an annual rate of 0.15% per annum of the aggregate net asset value of shares held by the Variable Account. The Company may in the future render services for which it will receive compensation from the investment advisers or other service providers of other Sub-Accounts.


                                    REPORTS


We will maintain the records for the Variable Account. We will promptly send you statements of transactions under your Policy, including:


      -      Payments


      -      Changes in Face Amount


      -      Changes in death benefit option


      -      Transfers among Sub-Accounts and the Fixed Account


      -      Partial withdrawals

      -      Increases in loan amount or loan repayments

      -      Lapse or termination for any reason

      -      Reinstatement


We will send an annual statement to you that will summarize all of the above transactions and deductions of charges during the Policy year. It will also set forth the status of the death benefit, Policy Value, Surrender Value, amounts in the Sub-Accounts and Fixed Account, and any Policy loans. We will send you reports containing financial statements and other information for the Variable Account, the Trust, VIP and T. Rowe Price as the 1940 Act requires.


                               LEGAL PROCEEDINGS


There are no pending legal proceedings involving the Variable Account or its assets. Allmerica Financial is not involved in any litigation that is materially important to its total assets.

               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS


We reserve the right, subject to law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts. We may redeem the shares of a Fund and substitute shares of another registered open-end management company, if:


      -      The shares of the fund are no longer available for investment OR


      - In our judgment further investment in the Fund would be improper based on the purposes of the Variable Account or the affected Sub-Account



Where the 1940 Act or other law requires, we will not substitute any shares respecting a Policy interest in a sub-account without notice to Policy owners and prior approval of the SEC and state insurance authorities. The variable account may, as the law allows, purchase other securities for other policies or allow a conversion between policies on a Policy owner's request.


We reserve the right to establish additional sub-accounts funded by a new fund or by another investment company. Subject to law, we may, in our sole discretion, establish new sub-accounts or eliminate one or more sub-accounts.


Shares of the funds are issued to other separate accounts of Allmerica Financial and its affiliates that fund variable annuity contracts ("mixed funding"). Shares of the Portfolios of VIP and T. Rowe Price are also issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life Policy owners or variable annuity Policy owners. Allmerica Financial, the Trust, VIP and T. Rowe Price do not believe that mixed funding is currently disadvantageous to either variable life insurance Policy owners or variable annuity Policy owners. Allmerica Financial and the Trustees will monitor events to identify any material conflicts among Policy owners because of mixed funding. If the Trustees conclude that separate funds should be established for variable life and variable annuity separate accounts, we will bear the expenses.



We may change the Policy to reflect a substitution or other change and will notify Policy owners of the change. Subject to any approvals the law may require, the variable account or any sub-accounts may be:


      -      Operated as a management company under the 1940 Act

      - Deregistered under the 1940 Act if registration is no longer required OR

      -      Combined with other sub-accounts or our other separate accounts

                              FURTHER INFORMATION


We have filed a 1933 Act registration statement for this offering with the SEC. Under SEC rules and regulations, we have omitted from this Prospectus parts of the registration statement and amendments. Statements contained in this Prospectus are summaries of the Policy and other legal documents. The complete documents and omitted information may be obtained from the SEC's principal office in Washington, D.C., on payment of the SEC's prescribed fees.


                    MORE INFORMATION ABOUT THE FIXED ACCOUNT


This Prospectus serves as a disclosure document only for the aspects of the Policy relating to the variable account. For complete details on the fixed account, read the Policy itself. The fixed account and other interests in the general account are not regulated under the 1933 Act or the 1940 Act because of exemption and exclusionary provisions. The 1933 Act provisions on the accuracy and completeness of statements made in prospectuses may apply to information on the fixed part of the Policy and the fixed account. The SEC has not reviewed the disclosures in this section of the Prospectus.

GENERAL DESCRIPTION

You may allocate part or all of your net payments to accumulate at a fixed rate of interest in the fixed account. The fixed account is a part of our general account. The general account is made up of all of our general assets other than those allocated to any separate account. Allocations to the fixed account become part of our general account assets and are used to support insurance and annuity obligations.

FIXED ACCOUNT INTEREST

We guarantee amounts allocated to the fixed account as to principal and a minimum rate of interest. The minimum interest we will credit on amounts allocated to the fixed account is 4.0% compounded annually. "Excess interest" may or may not be credited at our sole discretion. We will guarantee initial rates on amounts allocated to the fixed account, either as payments or transfers, to the next Policy anniversary. At each Policy anniversary, we will credit the then current interest rate to money remaining in the fixed account. We will guarantee this rate for one year.

TRANSFERS, SURRENDERS, PARTIAL WITHDRAWALS AND POLICY LOANS

If a Policy is surrendered or if a partial withdrawal is made, a surrender charge or partial withdrawal charge may be imposed. On a decrease in face amount, the surrender charge deducted is a fraction of the charge that would apply to a full surrender. We deduct partial withdrawals from policy value allocated to the fixed account on a last-in/first out basis.

The first 12 transfers in a Policy year currently are free. After that, we will deduct a $10 transfer charge for each transfer in that Policy year. The transfer privilege is subject to our consent and to our then current rules.

Policy loans may also be made from the policy value in the fixed account. We will credit that part of the policy value that is equal to any outstanding loan with interest at an effective annual yield of at least 6.0% (8.0% for preferred loans).

We may delay transfers, surrenders, partial withdrawals, net death benefits and Policy loans up to six months. However, if payment is delayed for 30 days or more, we will pay interest at least equal to an effective annual yield of 3.0% per year for the deferment. Amounts from the fixed account used to make payments on policies that we or our affiliates issue will not be delayed.

                            INDEPENDENT ACCOUNTANTS


The financial statements of Allmerica Financial Life Insurance and Annuity Company prepared in accordance with generally accepted accounting principles as of and for the year ended December 31, 1996, the statutory basis financial statements of Allmerica Financial Life Insurance and Annuity Company for 1995 and each of the three years ended December 31, 1995 and the financial statements of Allmerica Select Separate Account of the Company at December 31, 1996 and for the periods indicated, included in this Prospectus constituting part of this Registration Statement, have been so included in reliance on the reports of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.



The financial statements of Allmerica Financial Life Insurance and Annuity Company included herein should be considered only as bearing on the ability of Allmerica Financial Life Insurance and Annuity Company to meet its obligations under the Policies.


                              FINANCIAL STATEMENTS


Financial Statements for Allmerica Financial and for Allmerica Select Separate Account II are included in this prospectus, starting on the next page. The financial statements of Allmerica Financial should be considered only as bearing on our ability to meet our obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the variable account.

ALLMERICA FINANCIAL
LIFE INSURANCE AND
ANNUITY COMPANY

FINANCIAL STATEMENTS
DECEMBER 31, 1996

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of Allmerica Financial Life Insurance and Annuity Company

    In our opinion, the accompanying balance sheet and the related statement of income, of shareholder's equity, and of cash flows present fairly, in all material respects, the financial position of Allmerica Financial Life Insurance and Annuity Company at December 31, 1996, and the results of their operations and their cash flows for the year in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP
Price Waterhouse LLP
Boston, Massachusetts
February 3, 1997

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)
                              STATEMENT OF INCOME

 FOR THE YEAR ENDED DECEMBER 31,
 (IN MILLIONS)                                      1996
 -----------------------------------------------  ---------
 REVENUES
   Premiums.....................................  $   32.7
     Universal life and investment product
      policy fees...............................     176.2
     Net investment income......................     171.7
     Net realized investment losses.............      (3.6)
     Other income...............................       0.9
                                                  ---------
         Total revenues.........................     377.9
                                                  ---------
 BENEFITS, LOSSES AND EXPENSES
     Policy benefits, claims, losses and loss
      adjustment expenses.......................     192.6
     Policy acquisition expenses................      49.9
     Other operating expenses...................      86.6
                                                  ---------
         Total benefits, losses and expenses....     329.1
                                                  ---------
 Income before federal income taxes.............      48.8
                                                  ---------
 FEDERAL INCOME TAX EXPENSE (BENEFIT)
     Current....................................      26.9
     Deferred...................................      (9.8)
                                                  ---------
         Total federal income tax expense.......      17.1
                                                  ---------
 Net income.....................................  $   31.7
                                                  ---------
                                                  ---------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)
                                 BALANCE SHEET

 DECEMBER 31,
 (IN MILLIONS)                                                1996
 --------------------------------------------------------  ----------
 ASSETS
   Investments:
     Fixed maturities-at fair value (amortized cost of
      $1,660.2)..........................................  $ 1,698.0
     Equity securities-at fair value (cost of $33.0).....       41.5
     Mortgage loans......................................      221.6
     Real estate.........................................       26.1
     Policy loans........................................      131.7
     Other long-term investments.........................        7.9
                                                           ----------
         Total investments...............................    2,126.8
                                                           ----------
   Cash and cash equivalents.............................       18.8
   Accrued investment income.............................       37.7
   Deferred policy acquisition costs.....................      632.7
                                                           ----------
   Reinsurance receivables:
     Future policy benefits..............................       68.1
     Outstanding claims, losses and loss adjustment
      expenses...........................................        3.5
     Other...............................................        0.9
                                                           ----------
         Total reinsurance receivables...................       72.5
                                                           ----------
   Other assets..........................................        8.2
   Separate account assets...............................    4,524.0
                                                           ----------
         Total assets....................................  $ 7,420.7
                                                           ----------
                                                           ----------
 LIABILITIES
   Policy liabilities and accruals:
     Future policy benefits..............................  $ 2,163.0
     Outstanding claims, losses and loss adjustment
      expenses...........................................       15.4
     Unearned premiums...................................        2.7
     Contractholder deposit funds and other policy
      liabilities........................................       32.8
                                                           ----------
         Total policy liabilities and accruals...........    2,213.9
                                                           ----------
   Expenses and taxes payable............................       77.3
   Deferred federal income taxes.........................       60.2
   Separate account liabilities..........................    4,523.6
                                                           ----------
         Total liabilities...............................    6,875.0
                                                           ----------
   Commitments and contingencies (Note 12)
 SHAREHOLDER'S EQUITY
   Common stock, $1,000 par value, 10,000 shares
    authorized, 2,518 shares issued and outstanding......        2.5
   Additional paid-in-capital............................      346.3
   Unrealized appreciation on investments, net...........       20.5
   Retained earnings.....................................      176.4
                                                           ----------
         Total shareholder's equity......................      545.7
                                                           ----------
         Total liabilities and shareholder's equity......  $ 7,420.7
                                                           ----------
                                                           ----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
         (A WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)
                       STATEMENTS OF SHAREHOLDER'S EQUITY


 FOR THE YEAR ENDED DECEMBER 31,
 (IN MILLIONS)                                      1996
 -----------------------------------------------  ---------
 COMMON STOCK
     Balance at beginning of year...............  $    2.5
     Issued during year.........................      --
                                                  ---------
     Balance at end of year.....................       2.5
                                                  ---------
 ADDITIONAL PAID-IN-CAPITAL
     Balance at beginning of year...............     324.3
     Contributed from parent....................      22.0
                                                  ---------
     Balance at end of year.....................     346.3
                                                  ---------
 RETAINED EARNINGS
     Balance at beginning of year...............     144.7
     Net income.................................      31.7
                                                  ---------
     Balance at end of year.....................     176.4
                                                  ---------
 NET UNREALIZED APPRECIATION (DEPRECIATION) ON
  INVESTMENTS
     Balance at beginning of year...............      23.8
                                                  ---------
     Appreciation (depreciation) during the
      period:
         Net appreciation (depreciation) on
        available-for-sale securities...........      (5.1)
         (Provision) benefit for deferred
        federal income taxes....................       1.8
                                                  ---------
                                                      (3.3)
                                                  ---------
         Balance at end of year.................      20.5
                                                  ---------
             Total shareholder's equity.........  $  545.7
                                                  ---------
                                                  ---------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)
                            STATEMENT OF CASH FLOWS

 FOR THE YEAR ENDED DECEMBER 31,
 (IN MILLIONS)                                    1996
 --------------------------------------------  ----------
 CASH FLOWS FROM OPERATING ACTIVITIES
     Net income..............................  $    31.7
     Adjustments to reconcile net income to
      net cash provided by operating
      activities:
         Net realized losses.................        3.6
         Net amortization and depreciation...        3.5
         Deferred federal income taxes
        (benefits)...........................       (9.8)
         Change in deferred policy
        acquisition costs....................      (66.8)
         Change in premiums and notes
        receivable, net of reinsurance
        payable..............................       (0.2)
         Change in accrued investment
        income...............................        1.2
         Change in policy liabilities and
        accruals, net........................      (39.9)
         Change in reinsurance receivable....       (1.5)
         Change in expenses and taxes
        payable..............................       32.3
         Separate account activity, net......       10.5
         Other, net..........................       (0.2)
                                               ----------
             Net cash provided by operating
               activities....................      (35.6)
                                               ----------
 CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from disposals and maturities
      of available-for-sale fixed
      maturities.............................      809.4
     Proceeds from disposals of equity
      securities.............................        1.5
     Proceeds from disposals of other
      investments............................       17.5
     Proceeds from mortgages matured or
      collected..............................       34.0
     Purchase of available-for-sale fixed
      maturities.............................     (795.8)
     Purchase of equity securities...........      (13.2)
     Purchase of other investments...........      (36.2)
     Other investing activities, net.........       (2.1)
                                               ----------
             Net cash (used in) provided by
               investing activities..........       15.1
                                               ----------
 CASH FLOWS FROM FINANCING ACTIVITIES
     Proceeds from issuance of stock and
      capital paid in........................       22.0
                                               ----------
             Net cash provided by financing
               activities....................       22.0
                                               ----------
 Net change in cash and cash equivalents.....        1.5
 Cash and cash equivalents, beginning of
  year.......................................       17.3
                                               ----------
 Cash and cash equivalents, end of year......  $    18.8
                                               ----------
                                               ----------
 SUPPLEMENTAL CASH FLOW INFORMATION
     Interest paid...........................  $     3.4
     Income taxes paid.......................  $    16.5

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                         NOTES TO FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.  BASIS OF PRESENTATION

    Allmerica Financial Life Insurance and Annuity Company ("AFLIAC" or the "Company") is organized as a stock life insurance company, and is a wholly-owned subsidiary of SMA Financial Corporation, which is wholly owned by First Allmerica Financial Life Insurance Company ("FAFLIC"). FAFLIC is a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC").

    The stockholder's equity of the Company is being maintained at a minimum level of 5% of general account assets by FAFLIC in accordance with a policy established by vote of FAFLIC's Board of Directors.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B.  VALUATION OF INVESTMENTS

    The Company classifies all debt and equity securities as available-for-sale.

    Realized gains and losses on sales of fixed maturities and equity securities are determined on the specific-identification basis using amortized cost for fixed maturities and cost for equity securities. Fixed maturities and equity securities with other than temporary declines in fair value are written down to estimated fair value resulting in the recognition of realized losses.

    Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by management to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which management believes may not be collectible in full. In establishing reserves, management considers, among other things, the estimated fair value of the underlying collateral.

    Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

    Policy loans are carried principally at unpaid principal balances.

    Real estate that has been acquired through the foreclosure of mortgage loans is valued at the estimated fair value at the time of foreclosure. The Company considers several methods in determining fair value at foreclosure, using primarily third-party appraisals and discounted cash flow analyses. After foreclosure, the Company makes a determination as to whether the asset should be held for production of income or held for sale.

    Real estate investments held for the production of income and held for sale are carried at depreciated cost less valuation allowances, if necessary, to reduce the carrying value to fair value. Depreciation is generally calculated using the straight-line method.

    Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are reported as a component of revenues based upon specific identification of the investment assets sold. When an other-than-temporary impairment of the value of a specific investment or a group of investments is determined, a realized investment loss is recorded. Changes in the valuation allowance for mortgage loans and real estate are included in realized investment gains or losses.

C.  FINANCIAL INSTRUMENTS

    In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities, and investment and loan commitments. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

D.  CASH AND CASH EQUIVALENTS

    Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

E.  DEFERRED POLICY ACQUISITION COSTS

    Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Acquisition costs related to universal life and group variable universal life products and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits over the expected life of the contracts using a revised interest rate applied to the remaining benefit period. Acquisition costs related to annuity and other life insurance businesses are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits. Deferred acquisition costs for each product are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination.

    Although realization of deferred policy acquisition costs is not assured, management believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

F.  SEPARATE ACCOUNTS

    Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain pension, variable annuity and variable life insurance contractholders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations at market value. The investment income, gains, and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in shareholder's equity or net investment income.

G.  POLICY LIABILITIES AND ACCRUALS

    Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 2 1/2% to 6% for life insurance and 2% to 9 1/2% for annuities. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges.

    Individual health benefit liabilities for active lives are estimated using the net level premium method, and assumptions as to future morbidity, withdrawals and interest which provide a margin for adverse deviation. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

    Liabilities for outstanding claims, losses and loss adjustment expenses are estimates of payments to be made for reported claims and estimates of claims incurred but not reported. These liabilities are determined using case basis evaluations and statistical analyses and represent estimates of the ultimate cost of all claims incurred but not paid. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations.

    Premiums for individual accident and health insurance are reported as earned on a pro-rata basis over the contract period. The unexpired portion of these premiums is recorded as unearned premiums.

    Contractholder deposit funds and other policy liabilities include investment-related products and consist of deposits received from customers and investment earnings on their fund balances.

    All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, management believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

H.  PREMIUM AND FEE REVENUE AND RELATED EXPENSES

    Premiums for individual life and health insurance and individual annuity products, excluding universal life and investment-related products, are considered revenue when due. Individual accident and health insurance premiums are recognized as revenue over the related contract periods. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life and group variable universal life products consist of net investment income, and mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefits in excess of fund values and net investment income credited to universal life fund values.

I.  FEDERAL INCOME TAXES

    AFC, FAFLIC, AFLIAC and FAFLIC's non-insurance domestic subsidiaries file a life-nonlife consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life tax losses that can be applied to offset life company taxable income.

    The Board of Directors has delegated to AFC management the development and maintenance of appropriate Federal Income Tax allocation policies and procedures, which are subject to written agreement between the companies. The Federal income tax for all subsidiaries in the consolidated life-nonlife return of AFC is calculated on a separate return basis. Any current tax liability is paid to AFC. Tax benefits resulting from taxable operating losses or credits of AFC's subsidiaries are not reimbursed to the subsidiary until such losses or credits can be utilized by the subsidiary on a separate return basis.

    Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (SFAS No. 109). These differences result primarily from loss reserves, policy acquisition expenses, and unrealized appreciation/depreciation on investments.

J.  NEW ACCOUNTING PRONOUNCEMENTS

    In March, 1995, SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of", was issued. This statement requires companies to write down to fair value long-lived assets whose carrying value is greater than the undiscounted cash flows of those assets. The statement also requires that long-lived assets of which management is committed to dispose, either by sale or abandonment, be valued at the lower of their carrying amount or fair value less costs to sell. This statement is effective for fiscal years beginning after December 15, 1995. The adoption of this statement has not had a material effect on the financial statements.

2.  INVESTMENTS

A.  SUMMARY OF INVESTMENTS

    The Company accounts for its investments, all of which are classified as available-for-sale, in accordance with the provisions of SFAS No. 115. The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                              1996
                                          --------------------------------------------
                                                        GROSS       GROSS
DECEMBER 31                               AMORTIZED    UNREALIZED UNREALIZED    FAIR
(IN MILLIONS)                              COST (1)     GAINS      LOSSES      VALUE
----------------------------------------  ----------   --------   ---------   --------

U.S. Treasury securities and U.S.
 government and agency securities.......   $   15.7      $ 0.5      $ 0.2     $   16.0
States and political subdivisions.......        8.9        1.6       --           10.5
Foreign governments.....................       53.2        2.9       --           56.1
Corporate fixed maturities..............    1,437.2       38.6        6.1      1,469.7
Mortgage-backed securities..............      145.2        2.2        1.7        145.7
                                          ----------   --------   ---------   --------
Total fixed maturities
 available-for-sale.....................   $1,660.2      $45.8      $ 8.0     $1,698.0
                                          ----------   --------   ---------   --------
Equity securities.......................   $   33.0      $10.2      $ 1.7     $   41.5
                                          ----------   --------   ---------   --------
                                          ----------   --------   ---------   --------

(1) Amortized cost for fixed maturities and cost for equity securities.

    In March 1994, AFLIAC voluntarily withdrew its license in New York in order to provide for certain commission arrangements prohibited by New York comparable to AFLIAC's competitors. In connection with the withdrawal, FAFLIC, which is licensed in New York, became qualified to sell the products previously sold by AFLIAC in New York. AFLIAC agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will at all times equal 102% of all outstanding general account liabilities of AFLIAC for New York policyholders, claimants and creditors. At December 31, 1996, the amortized cost and market value of assets on deposit were $284.9 million and $292.2 million, respectively. In addition, fixed maturities, excluding those securities on deposit in New York, with an amortized cost of $4.2 million were on deposit with various state and governmental authorities at December 31, 1996.

    There were no contractual fixed maturity investment commitments at December 31, 1996.

    The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                                      1996
                                                              --------------------
DECEMBER 31                                                   AMORTIZED    FAIR
(IN MILLIONS)                                                   COST       VALUE
------------------------------------------------------------  ---------  ---------

Due in one year or less.....................................  $  129.2   $  130.0
Due after one year through five years.......................     459.0      473.4
Due after five years through ten years......................     735.1      751.1
Due after ten years.........................................     336.9      343.5
                                                              ---------  ---------
    Total...................................................  $1,660.2   $1,698.0
                                                              ---------  ---------
                                                              ---------  ---------

    The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

FOR THE YEAR ENDED DECEMBER 31                                  PROCEEDS FROM      GROSS  GROSS
(IN MILLIONS)                                                  VOLUNTARY SALES     GAINS  LOSSES
------------------------------------------------------------  ------------------   -----  ------

1996

Fixed maturities............................................   $496.6              $4.3   $8.3
                                                              --------             -----  ------
Equity securities...........................................   $  1.5              $0.4   $0.1
                                                              --------             -----  ------

    Unrealized gains and losses on available-for-sale and other securities, are summarized as follows:

                                                                              EQUITY
FOR THE YEAR ENDED DECEMBER 31                                  FIXED       SECURITIES
(IN MILLIONS)                                                 MATURITIES   AND OTHER (1)   TOTAL
------------------------------------------------------------  ----------   -------------   ------

1996

Net appreciation (depreciation), beginning of year..........    $ 20.4      $ 3.4          $ 23.8
                                                              ----------   ------          ------
  Net (depreciation) appreciation on available-for-sale
   securities...............................................     (20.8)       6.7           (14.1)
  Net appreciation from the effect on deferred policy
   acquisition costs and on policy liabilities..............       9.0       --               9.0
  Provision for deferred federal income taxes...............       4.1       (2.3)            1.8
                                                              ----------   ------          ------
                                                                  (7.7)       4.4            (3.3)
                                                              ----------   ------          ------
Net appreciation, end of year...............................    $ 12.7      $ 7.8          $ 20.5
                                                              ----------   ------          ------
                                                              ----------   ------          ------

(1) Includes net appreciation on other investments of $2.2 million.

B.  MORTGAGE LOANS AND REAL ESTATE

    AFLIAC's mortgage loans and real estate are diversified by property type and location. Real estate investments have been obtained primarily through foreclosure. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time the original loan is made.

    The carrying values of mortgage loans and real estate investments net of applicable reserves were as follows:

DECEMBER 31
(IN MILLIONS)                              1996
----------------------------------------  ------

Mortgage loans..........................  $221.6
                                          ------
Real estate:
  Held for sale.........................    26.1
  Held for production of income.........    --
                                          ------
    Total real estate...................    26.1
                                          ------
Total mortgage loans and real estate....  $247.7
                                          ------
                                          ------

    Reserves for mortgage loans were $9.5 million at December 31, 1996.

    During 1996, non-cash investing activities included real estate acquired through foreclosure of mortgage loans, which had a fair value of $0.9 million.

    At December 31, 1996, contractual commitments to extend credit under commercial mortgage loan agreements amounted to approximately $16.0 million. These commitments generally expire within one year.

    Mortgage loans and real estate investments comprised the following property types and geographic regions:

DECEMBER 31
(IN MILLIONS)                              1996
----------------------------------------  ------

Property type:
  Office building.......................  $ 86.1
  Residential...........................    39.0
  Retail................................    55.9
  Industrial / warehouse................    52.6
  Other.................................    25.3
  Valuation allowances..................   (11.2)
                                          ------
Total...................................  $247.7
                                          ------
                                          ------
Geographic region:

  South Atlantic........................  $ 72.9
  Pacific...............................    37.0
  East North Central....................    58.3
  Middle Atlantic.......................    35.0
  West South Central....................     5.7
  New England...........................    21.9
  Other.................................    28.1
  Valuation allowances..................   (11.2)
                                          ------
Total...................................  $247.7
                                          ------
                                          ------

    At December 31, 1996, scheduled mortgage loan maturities were as follows:
1997 -- $58.6 million; 1998 -- $53.1 million; 1999 -- $21.5 million; 2000 --
$52.3 million; 2001 -- $7.7 million; and $28.4 million thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 1996, the Company refinanced $7.8 million of mortgage loans based on terms which differed from those granted to new borrowers.

C.  INVESTMENT VALUATION ALLOWANCES

    Investment valuation allowances which have been deducted in arriving at investment carrying values as presented in the balance sheet and changes thereto are shown below.

FOR THE YEAR ENDED                                               BALANCE AT
DECEMBER 31                BALANCE AT                             DECEMBER
(IN MILLIONS)              JANUARY 1    ADDITIONS   DEDUCTIONS       31
-------------------------  ----------   ---------   ----------   ----------

1996

Mortgage loans...........    $12.5        $4.5       $7.5          $ 9.5
Real estate..............      2.1        --          0.4            1.7
                           ----------   ---------   ----------   ----------
    Total................    $14.6        $4.5       $7.9          $11.2
                           ----------   ---------   ----------   ----------
                           ----------   ---------   ----------   ----------

    The carrying value of impaired loans was $21.5 million with related reserves of $7.3 million as of December 31, 1996. All impaired loans were reserved as of December 31, 1996.

    The average carrying value of impaired loans was $26.3 million, with related interest income while such loans were impaired, of $3.4 million as of December 31, 1996.

D.  OTHER

    At December 31, 1996, AFLIAC had no concentration of investments in a single investee exceeding 10% of shareholder's equity.

3.  INVESTMENT INCOME AND GAINS AND LOSSES

A.  NET INVESTMENT INCOME

    The components of net investment income were as follows:

FOR THE YEAR ENDED DECEMBER 31
(IN MILLIONS)                                   1996
---------------------------------------------  ------

Fixed maturities.............................  $137.2
Mortgage loans...............................    22.0
Equity securities............................     0.7
Policy loans.................................    10.2
Real estate..................................     6.2
Other long-term investments..................     0.8
Short-term investments.......................     1.4
                                               ------
Gross investment income......................   178.5
Less investment expenses.....................    (6.8)
                                               ------
Net investment income........................  $171.7
                                               ------
                                               ------

    At December 31, 1996, mortgage loans on non-accrual status were $5.0 million, including restructured loans of $2.6 million. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investments, was to reduce net income by $0.1 million in 1996. There were no fixed maturities on non-accrual status at December 31, 1996.

    The payment terms of mortgage loans may from time to time be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $25.4 million at December 31, 1996. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $3.6 million in 1996. Actual interest income on these loans included in net investment income aggregated $2.2 million in 1996.

    There were no fixed maturities or mortgage loans which were non-income producing for the twelve months ended December 31, 1996.

B.  REALIZED INVESTMENT GAINS AND LOSSES

    Realized gains (losses) on investments were as follows:

FOR THE YEAR ENDED DECEMBER 31
(IN MILLIONS)                                  1996
---------------------------------------------  -----

Fixed maturities.............................  $(3.3)
Mortgage loans...............................   (3.2)
Equity securities............................    0.3
Real estate..................................    2.5
Other........................................    0.1
                                               -----
Net realized investment losses...............  $(3.6)
                                               -----
                                               -----

    Proceeds from voluntary sales of investments in fixed maturities were $496.6 million in 1996. Realized gains on such sales were $4.3 million, and realized losses were $8.3 million for 1996.

4.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

SFAS No. 107, "Disclosures about Fair Value of Financial Instruments", requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

    The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS

Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans are limited to the lesser of the present value of the cash flows or book value.

REINSURANCE RECEIVABLES

The carrying amount of the reinsurance receivable for outstanding claims, losses and loss adjustment expenses. reported in the balance sheet approximates fair value.

POLICY LOANS

The carrying amount reported in the balance sheet approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

INVESTMENT CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for the Company's liabilities under investment type contracts are estimated based on current surrender values.

    The estimated fair values of the financial instruments were as follows:

                                                       1996
                                               --------------------
DECEMBER 31                                    CARRYING      FAIR
(IN MILLIONS)                                    VALUE      VALUE
---------------------------------------------  ---------   --------

FINANCIAL ASSETS
  Cash and cash equivalents..................  $   18.8    $   18.8
  Fixed maturities...........................   1,698.0     1,698.0
  Equity securities..........................      41.5        41.5
  Mortgage loans.............................     221.6       229.3
  Policy loans...............................     131.7       131.7
  Reinsurance receivables....................      72.5        72.5
                                               ---------   --------
                                               $2,184.1    $2,191.8
                                               ---------   --------
                                               ---------   --------

FINANCIAL LIABILITIES
  Individual annuity contracts...............     910.2       703.6
  Supplemental contracts without life
   contingencies.............................      15.9        15.9
  Other individual contract deposit funds....       0.3         0.3
                                               ---------   --------
                                               $  926.4    $  719.8
                                               ---------   --------
                                               ---------   --------

5.  DEBT

During 1996, the Company utilized repurchase agreements to finance certain investments. Although the repurchase agreements were entirely settled by year end, management may utilize this policy again in future periods.

    Interest expense was $3.4 million in 1996, relating to interest payments on repurchase agreements, and is recorded in other operating expenses.

6.  FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of SFAS No. 109. A summary of the federal income tax expense (benefit) in the statement of income is shown below:

FOR THE YEAR ENDED DECEMBER 31
(IN MILLIONS)                                  1996
---------------------------------------------  -----
Federal income tax expense (benefit)
  Current....................................  $26.9
  Deferred...................................   (9.8)
                                               -----
Total........................................  $17.1
                                               -----
                                               -----

    The provision for federal income taxes does not materially differ from the amount of federal income tax determined by applying the appropriate U.S. statutory income tax rate to income before federal income taxes.

    The deferred tax (assets) liabilities are comprised of the following at December 31, 1996:

DECEMBER 31
(IN MILLIONS)                                   1996
---------------------------------------------  -------
Deferred tax (assets) liabilities
  Loss reserves..............................   (137.0)
  Deferred acquisition costs.................    186.9
  Investments, net...........................     14.2
  Bad debt reserve...........................     (1.1)
  Other, net.................................     (2.8)
                                               -------
Deferred tax liability, net..................  $  60.2
                                               -------
                                               -------

    Gross deferred income tax liabilities totaled $201.1 million at December 31, 1996. Gross deferred income tax assets totaled $140.9 million at December 31, 1996.

    Management believes, based on the Company's recent earnings history and its future expectations, that the Company's taxable income in future years will be sufficient to realize all deferred tax assets. In determining the adequacy of future income, management considered the future reversal of its existing temporary differences and available tax planning strategies that could be implemented, if necessary.

    The Company's federal income tax returns are routinely audited by the IRS, and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the life-nonlife consolidated group's federal income tax returns through 1991. The Company is currently considering its response to certain adjustments proposed by the IRS with respect to the life-nonlife consolidated group's federal income tax returns for 1989, 1990, and 1991. In management's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

7.  RELATED PARTY TRANSACTIONS

The Company has no employees of its own, but has agreements under which FAFLIC provides management, space and other services, including accounting, electronic data processing, human resources, legal and other staff functions. Charges for these services are based on full cost including all direct and indirect overhead costs, and amounted to $112.4 million in 1996. The net amounts payable to FAFLIC and affiliates for accrued expenses and various other liabilities and receivables were $13.3 million at December 31, 1996.

8.  DIVIDEND RESTRICTIONS

Delaware has enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of the Company.

    Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus would also require the prior approval of the Delaware Commissioner of Insurance.

    At January 1, 1997, AFLIAC could pay dividends of $11.9 million to FAFLIC without prior approval.

9.  REINSURANCE

In the normal course of business, the Company seeks to reduce the loss that may arise from events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of SFAS No. 113.

    Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

    The effects of reinsurance were as follows:

 FOR THE YEAR ENDED DECEMBER 31
 (IN MILLIONS)                                      1996
 -----------------------------------------------  ---------
 Life insurance premiums:
   Direct.......................................  $   53.3
   Assumed......................................       3.1
   Ceded........................................     (23.7)
                                                  ---------
 Net premiums...................................  $   32.7
                                                  ---------
 Life insurance and other individual policy
  benefits, claims, losses and loss adjustment
  expenses:
   Direct.......................................  $  206.4
   Assumed......................................       4.5
   Ceded........................................     (18.3)
                                                  ---------
 Net policy benefits, claims, losses and loss
  adjustment expenses...........................  $  192.6
                                                  ---------
                                                  ---------

10.  DEFERRED POLICY ACQUISITION EXPENSES

The following reflects the changes to the deferred policy acquisition asset:

 FOR THE YEAR ENDED DECEMBER 31
 (IN MILLIONS)                                         1996
 --------------------------------------------------  --------
 Balance at beginning of year......................  $ 555.7
   Acquisition expenses deferred...................    116.6
   Amortized to expense during the year............    (49.9)
   Adjustment to equity during the year............     10.3
                                                     --------
 Balance at end of year............................  $ 632.7
                                                     --------
                                                     --------

11.  LIABILITIES FOR INDIVIDUAL ACCIDENT AND HEALTH BENEFITS

The Company regularly updates its estimates of liabilities for future policy benefits and outstanding claims, losses and loss adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims. Changes in prior estimates are reflected in results of operations in the year such changes are determined to be needed and recorded.

    The liability for future policy benefits and outstanding claims, losses and loss adjustment expenses related to the Company's accident and health business was $178.6 million at December 31, 1996. Accident and health claim liabilities have been re-estimated for all prior years and were increased by $3.2 million in 1996.

12.  CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

    Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments or voluntary payments.

LITIGATION

    The Company has been named a defendant in various legal proceedings arising in the normal course of business. In the opinion of management, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's financial statements. However, liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

13.  STATUTORY FINANCIAL INFORMATION

The Company is required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's equity reported in accordance with generally accepted accounting principles for stock life insurance companies primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable. Statutory net income and surplus are as follows:

 (IN MILLIONS)                                          1996
 ---------------------------------------------------  ---------
 Statutory net income...............................  $    5.4
 Statutory Surplus..................................  $  234.0
                                                      ---------

14.  SUBSEQUENT EVENT (UNAUDITED)



On April 14, 1997, the Company entered into an agreement in principle to transfer the Company's individual disability income business under a 100% coninsurance arrangement to Metroplitan Life Insurance Company. The consummation of the transaction is subject to the negotiation of definitive agreements and regulatory approvals and is expected to occur on or before October 1, 1997. In connection with this transaction, the Company has recorded an after-tax charge of $35 million to net income in the first quarter of 1997 related to the reinsurance of this business.

ALLMERICA FINANCIAL
LIFE INSURANCE AND
ANNUITY COMPANY
(FORMERLY SMA LIFE ASSURANCE COMPANY)
STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 1995

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
DECEMBER 31, 1995

Statutory Financial Statements

Report of Independent Accountants.....................................................       F-20

Statement of Assets, Liabilities, Surplus and Other Funds.............................       F-22

Statement of Operations and Changes in Capital and Surplus............................       F-23

Statement of Cash Flows...............................................................       F-24

Notes to Statutory Financial Statements...............................................       F-25

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of Allmerica Financial Life Insurance and Annuity Company
(formerly known as SMA Life Assurance Company)

We have audited the accompanying statutory basis statement of assets, liabilities, surplus and other funds of Allmerica Financial Life Insurance and Annuity Company as of December 31, 1995 and 1994, and the related statutory basis statements of operations and changes in capital and surplus, and of cash flows for each of the three years ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of Delaware, which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Allmerica Financial Life Insurance and Annuity Company as of December 31, 1995 and 1994, or the results of its operations or its cash flows for each of the three years ended December 31, 1995.

To the Board of Directors and Stockholder of Allmerica Financial Life Insurance and Annuity Company
(formerly known as SMA Life Assurance Company)

Page 2

In our opinion, the financial statements referred to above present fairly, in all material respects, the assets, liabilities, surplus and other funds of Allmerica Financial Life Insurance and Annuity Company as of December 31, 1995 and 1994, and the results of its operations and its cash flows for each of the three years ended December 31, 1995, on the basis of accounting described in
Note 1.

As discussed in Note 1 to the financial statements, the Company's parent, State Mutual Life Assurance Company of America, converted from a Massachusetts mutual life insurance company to a Massachusetts stock life insurance company on October 16, 1995. In connection with this transaction, the Company changed its name to Allmerica Financial Life Insurance and Annuity Company and its parent became a wholly-owned subsidiary of Allmerica Financial Corporation.

/s/ Price Waterhouse LLP

Price Waterhouse LLP
Boston, MA

February 5, 1996

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY)

           STATEMENT OF ASSETS, LIABILITIES, SURPLUS AND OTHER FUNDS
                               AS OF DECEMBER 31,
                                 (IN THOUSANDS)

ASSETS                                            1995        1994
                                               ----------  ----------

Cash.........................................  $    7,791  $    7,248
Investments:
  Bonds......................................   1,659,575   1,595,275
  Stocks.....................................      18,132      12,283
  Mortgage loans.............................     239,522     295,532
  Policy loans...............................     122,696     116,600
  Real estate................................      40,967      51,288
  Short term investments.....................       3,500      45,239
  Other invested assets......................      40,196      27,443
                                               ----------  ----------
      Total cash and investments.............   2,132,379   2,150,908

Premiums deferred and uncollected............      (1,231)      5,452
Investment income due and accrued............      38,413      39,442
Other assets.................................       6,060      10,569
Assets held in separate accounts.............   2,978,409   1,869,695
                                               ----------  ----------
                                               $5,154,030  $4,076,066
                                               ----------  ----------
                                               ----------  ----------

LIABILITIES, SURPLUS AND OTHER FUNDS

Liabilities:

Policy liabilities:
  Life reserves..............................  $  856,239  $  890,880
  Annuity and other fund reserves............     865,216     928,325
  Accident and health reserves...............     167,246     121,580
  Claims payable.............................      11,047      11,720
                                               ----------  ----------
      Total policy liabilities...............   1,899,748   1,952,505

Expenses and taxes payable...................      20,824      17,484
Other liabilities............................      27,499      36,466
Asset valuation reserve......................      31,556      20,786
Obligations related to separate account
 business....................................   2,967,547   1,859,502
                                               ----------  ----------
      Total liabilities......................   4,947,174   3,886,743
                                               ----------  ----------

Surplus and Other Funds:
  Common stock, $1,000 par value
     Authorized -- 10,000 shares
     Issued and outstanding -- 2,517
   shares....................................       2,517       2,517
  Paid-in surplus............................     199,307     199,307
  Unassigned surplus (deficit)...............       4,282     (13,621)
  Special contingency reserves...............         750       1,120
                                               ----------  ----------
      Total surplus and other funds..........     206,856     189,323
                                               ----------  ----------
                                               $5,154,030  $4,076,066
                                               ----------  ----------
                                               ----------  ----------

   The accompanying notes are an integral part of these financial statements.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY)

           STATEMENT OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS
                        FOR THE YEAR ENDED DECEMBER 31,
                                 (IN THOUSANDS)

REVENUE                                           1995          1994          1993
                                               -----------   -----------   -----------

 Premiums and other considerations:
    Life.....................................  $   156,864   $   195,633   $   189,285
    Annuities................................      729,222       707,172       660,143
    Accident and health......................       31,790        31,927        35,718
    Reinsurance commissions and reserve
     adjustments.............................       20,198         4,195         2,309
                                               -----------   -----------   -----------
      Total premiums and other
       considerations........................      938,074       938,927       887,455

  Net investment income......................      167,470       170,430       177,612
  Realized capital losses, net of tax........       (2,295)      (17,172)       (7,225)
  Other revenue..............................       37,466        26,065        19,055
                                               -----------   -----------   -----------
      Total revenue..........................    1,140,715     1,118,250     1,076,897
                                               -----------   -----------   -----------

POLICY BENEFITS AND OPERATING EXPENSES

  Policy benefits:
    Claims, surrenders and other benefits....      391,254       331,418       275,290
    Increase (decrease) in policy reserves...      (22,669)       40,113        15,292
                                               -----------   -----------   -----------
      Total policy benefits..................      368,585       371,531       290,582
  Operating and selling expenses.............      150,215       164,175       160,928
  Taxes, except capital gains tax............       26,536        22,846        19,066
  Net transfers to separate accounts.........      556,856       553,295       586,539
                                               -----------   -----------   -----------
      Total policy benefits and operating
       expenses..............................    1,102,192     1,111,847     1,057,115
                                               -----------   -----------   -----------

NET INCOME...................................       38,523         6,403        19,782

Capital and Surplus, Beginning of Year.......      189,323       182,216       171,941
  Unrealized capital gains (losses) on
   investments...............................        8,279        12,170        (9,052)
  Transfer from (to) asset valuation
   reserve...................................      (10,770)       (9,822)        1,974
  Other adjustments..........................      (18,499)       (1,644)       (2,429)
                                               -----------   -----------   -----------

CAPITAL AND SURPLUS, END OF YEAR.............  $   206,856   $   189,323   $   182,216
                                               -----------   -----------   -----------
                                               -----------   -----------   -----------

   The accompanying notes are an integral part of these financial statements.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY)

                            STATEMENT OF CASH FLOWS
                        FOR THE YEAR ENDED DECEMBER 31,
                                 (IN THOUSANDS)

CASH FLOW FROM OPERATING ACTIVITIES               1995         1994         1993
                                               ----------   ----------   ----------

 Premiums, deposits and other income.........  $  964,129   $  962,147   $  902,725
  Allowances and reserve adjustments on
   reinsurance ceded.........................      20,693        3,279       22,185
  Net investment income......................     170,949      173,294      182,843
  Net increase in policy loans...............      (6,096)      (7,585)      (7,812)
  Benefits to policyholders and
   beneficiaries.............................    (393,472)    (330,900)    (298,612)
  Operating and selling expenses and taxes...    (153,504)    (193,796)    (171,533)
  Net transfers to separate accounts.........    (608,480)    (600,760)    (634,021)
  Federal income tax (excluding tax on
   capital gains)............................      (6,771)     (19,603)       (4828)
  Other sources (applications)...............     (13,642)      19,868        7,757
                                               ----------   ----------   ----------

NET CASH PROVIDED BY (USED IN) OPERATING
 ACTIVITIES..................................     (26,194)       5,944       (1,296)
                                               ----------   ----------   ----------

CASH FLOW FROM INVESTING ACTIVITIES

  Sales and maturities of long term
   investments:
    Bonds....................................     572,640      478,512      386,414
    Stocks...................................         481           63           64
    Real estate and other invested assets....      13,008        3,008       11,094
    Repayment of mortgage principal..........      55,202       65,334       79,844
    Capital gains tax........................        (400)        (968)      (3,296)
  Acquisition of long term investments:
    Bonds....................................    (640,339)    (508,603)    (466,086)
    Stocks...................................         (44)          --           --
                                                               (24,544)
    Real estate and other invested assets....     (11,929)           (  392)
    Mortgage loans...........................        (415)        (364)      (2,266)
    Other investing activities...............      (3,206)      18,934      (27,254)
                                               ----------   ----------   ----------

NET CASH PROVIDED BY (USED IN) INVESTING
 ACTIVITIES..................................     (15,002)      31,372      (23,878)
                                               ----------   ----------   ----------
Net change in cash and short term
 investments.................................     (41,196)      37,316      (25,174)

CASH AND SHORT TERM INVESTMENTS

  Beginning of the year......................      52,487       15,171       40,345
                                               ----------   ----------   ----------
  End of the year............................  $   11,291   $   52,487   $   15,171
                                               ----------   ----------   ----------
                                               ----------   ----------   ----------

   The accompanying notes are an integral part of these financial statements.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY)

                    NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND BASIS OF PRESENTATION -- Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial" or the "Company", formerly SMA Life Assurance Company) is a wholly owned subsidiary of SMA Financial Corp., which is wholly owned by First Allmerica Financial Life Insurance Company ("First Allmerica", formerly, State Mutual Life Assurance Company of America), a stock life insurance company. On October 16, 1995, First Allmerica converted from a mutual life insurance company to a stock life insurance company. Concurrent with this transaction, First Allmerica became a wholly owned subsidiary of Allmerica Financial Corporation ("AFC").

The stockholder's equity of the Company is being maintained at a minimum level of 5% of general account assets by First Allmerica in accordance with a policy established by vote of First Allmerica's Board of Directors.

The Company's financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Insurance Department of the State of Delaware and in conformity with practices prescribed by the National Association of Insurance Commissioners (NAIC), which while common in the industry, vary in some respects from generally accepted accounting principles. Significant differences include:

      - Bonds considered to be "available-for-sale" or "trading" are not carried at fair value and changes in fair value are not recognized through surplus or the statement of operations, respectively;

      - The Asset Valuation Reserve, represents a reserve against possible losses on investments and is recorded as a liability through a charge to surplus. The Interest Maintenance Reserve is designed to include deferred realized gains and losses (net of applicable federal income taxes) due to interest rate changes and is also recorded as a liability, however, the deferred net realized investment gains and losses are amortized into future income generally over the original period to maturity of the assets sold. These liabilities are not required under generally accepted accounting principles;

      - Total premiums, deposits and benefits on certain investment-type contracts are reflected in the statement of operations, instead of using the deposit method of accounting;

      - Policy acquisition costs, such as commissions, premium taxes and other items, are not deferred and amortized in relation to the revenue/gross profit streams from the related contracts;

      - Benefit reserves are determined using statutorily prescribed interest, morbidity and mortality assumptions instead of using more realistic expense, interest, morbidity, mortality and voluntary withdrawal assumptions with provision made for adverse deviation;

      - Amounts recoverable from reinsurers for unpaid losses are not recorded as assets, but as offsets against the respective liabilities;

      - Deferred federal income taxes are not provided for temporary differences between amounts reported in the financial statements and those included in the tax returns;

      - Certain adjustments related to prior years are recorded as direct charges or credits to surplus;

      - Certain assets, designated as "non-admitted" assets (principally agents' balances), are not recorded as assets, but are charged to surplus; and,

      - Costs related to other postretirement benefits are recognized only for employees that are fully vested.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY)

              NOTES TO STATUTORY FINANCIAL STATEMENTS --CONTINUED

The preparation of financial statements in accordance with practices prescribed or permitted by the Insurance Department of the State of Delaware and in conformity with practices prescribed by the NAIC requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Certain reclassifications have been made to prior year amounts to conform with the current year presentation.

VALUATION OF INVESTMENTS -- Investments in bonds are carried principally at amortized cost, in accordance with NAIC guidelines. Preferred stocks are carried generally at cost and common stocks are carried at market value. Policy loans are carried principally at unpaid principal balances.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts. Mortgage loans are reduced for losses expected by management to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which management believes may not be collectible in full. In determining the amount of the loss, management considers, among other things, the estimated fair value of the underlying collateral. Investment real estate and real estate acquired through foreclosure are carried at the lower of depreciated cost or market value. Depreciation is generally calculated using the straight-line method.

An asset valuation reserve (AVR) for bonds, mortgage loans, stocks, real estate, and other invested assets is maintained by appropriations from surplus in accordance with a formula specified by the NAIC and is classified as a liability.

FINANCIAL INSTRUMENTS -- In the normal course of business, the Company enters into transactions involving various types of financial instruments including investments such as bonds, stocks and mortgage loans and investment and loan commitments. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuations. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

RECOGNITION OF PREMIUM INCOME AND ACQUISITION COSTS -- In general, premiums are recognized as revenue over the premium paying period of the policies; commissions and other costs of acquiring the policies are charged to operations when incurred.

SEPARATE ACCOUNTS -- Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain variable annuity and variable life contract holders. Assets consist principally of bonds, common stocks, mutual funds, and short term obligations at market value. The investment income, gains, and losses of these accounts generally accrue to the contract holders and therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in capital and surplus.

INSURANCE RESERVES AND ANNUITY AND OTHER FUND RESERVES -- Reserves for life insurance, annuities, and accident and health insurance are established in amounts adequate to meet the estimated future obligations of policies in force. These liabilities are computed based upon mortality, morbidity and interest rate assumptions applicable to these coverages, including provision for adverse deviation. Reserves are computed using interest rates ranging from 3% to 6% for individual life insurance policies, 3% to 5 1/2% for accident and health policies and 3 1/2% to 9 1/2% for annuity contracts. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. The assumptions vary by plan, age at issue, year of issue and duration. Claims reserves are computed based on historical experience modified for expected trends in frequency and severity. Withdrawal characteristics of annuity and other fund reserves vary by

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY)

              NOTES TO STATUTORY FINANCIAL STATEMENTS --CONTINUED

contract. At December 31, 1995 and 1994, approximately 84% and 77%, respectively, of the contracts (included in both the general account and separate accounts of the Company) were not subject to discretionary withdrawal or were subject to withdrawal at book value less surrender charge.

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, management believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

FEDERAL INCOME TAXES -- AFC, its life insurance subsidiaries, First Allmerica and Allmerica Financial and its non-insurance domestic subsidiaries file a life-nonlife consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life taxable operating losses that can be applied to offset life company taxable income. Allmerica P&C and its subsidiaries file a separate United States Federal income tax return.

The federal income tax allocation policies and procedures are subject to written agreement between the companies. The federal income tax for all subsidiaries in the consolidated return of AFC is calculated on a separate return basis. Any current tax liability is paid to AFC. Tax benefits resulting from taxable operating losses or credits of AFC's subsidiaries are not reimbursed to the subsidiary until such losses or credits can be utilized by the subsidiary on a separate return basis.

CAPITAL GAINS AND LOSSES -- Realized capital gains and losses, net of applicable capital gains tax or benefit, exclusive of those transferred to the interest maintenance reserve ("IMR"), are included in the statement of operations. Unrealized capital gains and losses are reflected as direct credits or charges to capital and surplus. The IMR, which is included in other liabilities, establishes a reserve for realized gains and losses, net of tax, resulting from changes in interest rates on short and long term fixed income investments. Net realized gains and losses charged to the IMR are amortized into net investment income over the remaining life of the investment sold. The Company uses the seriatim method of amortization for interest related gains and losses arising from the sale of mortgages, and uses the group method to amortize interest related gains and losses arising from all other fixed income investments.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY)

              NOTES TO STATUTORY FINANCIAL STATEMENTS --CONTINUED

NOTE 2 -- INVESTMENTS

BONDS -- The carrying value and fair value of investments in bonds are as follows:

                                                                           DECEMBER 31, 1995
                                                         ------------------------------------------------------
                                                                         GROSS           GROSS
                                                          CARRYING    UNREALIZED      UNREALIZED        FAIR
(IN THOUSANDS)                                             VALUE     APPRECIATION    DEPRECIATION      VALUE
                                                         ----------  -------------   -------------   ----------

Federal government bonds...............................  $   67,039     $ 3,063         $    --      $   70,102
State, local and government agency bonds...............      13,607       2,290              23          15,874
Foreign government bonds...............................      12,121         772             249          12,644
Corporate securities...................................   1,471,422      55,836           6,275       1,520,983
Mortgage-backed securities.............................      95,385         951              --          96,336
                                                         ----------  -------------   -------------   ----------
Total..................................................  $1,659,574     $62,912         $ 6,457      $1,715,939
                                                         ----------  -------------   -------------   ----------
                                                         ----------  -------------   -------------   ----------


                                                                           DECEMBER 31, 1994
                                                         ------------------------------------------------------
                                                                         GROSS           GROSS
                                                          CARRYING    UNREALIZED      UNREALIZED        FAIR
(IN THOUSANDS)                                             VALUE     APPRECIATION    DEPRECIATION      VALUE
                                                         ----------  -------------   -------------   ----------

Federal government bonds...............................  $   17,651     $     8         $   762      $   16,897
State, local and government agency bonds...............       1,110          54              --           1,164
Foreign government bonds...............................      31,863          83           3,735          28,211
Corporate securities...................................   1,462,871       8,145          56,011       1,415,005
Mortgage-backed securities.............................      81,780         268           1,737          80,311
                                                         ----------  -------------   -------------   ----------
Total..................................................  $1,595,275     $ 8,558         $62,245      $1,541,588
                                                         ----------  -------------   -------------   ----------
                                                         ----------  -------------   -------------   ----------

The carrying value and fair value by contractual maturity at December 31, 1995, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties or the Company may have the right to put or sell the obligation back to the issuer. Mortgage-backed securities are classified based on expected maturities.

                                         CARRYING    FAIR
(IN THOUSANDS)                            VALUE     VALUE
                                        --------------------

Due in one year or less................. $  250,578 $  258,436
Due after one year through five years...    736,003    763,179
Due after five years through ten
 years..................................    538,897    558,445
Due after ten years.....................    134,097    135,880
                                        --------------------
Total................................... $1,659,575 $1,715,940
                                        --------------------
                                        --------------------

MORTGAGE LOANS AND REAL ESTATE -- Mortgage loans and real estate investments, are diversified by property type and location. Real estate investments have been obtained primarily through foreclosure. Mortgage loans

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY)

              NOTES TO STATUTORY FINANCIAL STATEMENTS --CONTINUED

are collateralized by the related properties and are generally no more than 75% of the property value at the time the original loan is made. At December 31, 1995 and 1994, mortgage loan and real estate investments were distributed by the following types and geographic regions:

(IN THOUSANDS)
PROPERTY TYPE                               1995      1994
----------------------------------------  --------  --------

Office buildings........................  $127,149  $140,292
Residential.............................    59,934    57,061
Retail..................................    29,578    72,787
Industrial/Warehouse....................    38,192    39,424
Other...................................    25,636    37,256
                                          --------  --------
Total...................................  $280,489  $346,820
                                          --------  --------
                                          --------  --------


GEOGRAPHIC REGION                           1995      1994
----------------------------------------  --------  --------

South Atlantic..........................  $ 86,410  $ 92,934
East North Central......................    55,991    72,704
Middle Atlantic.........................    38,666    48,688
Pacific.................................    32,803    39,892
West North Central......................    21,486    27,377
Mountain................................     9,939    12,211
New England.............................    24,886    26,613
East South Central......................     5,487     6,224
West South Central......................     4,821    20,177
                                          --------  --------
Total...................................  $280,489  $346,820
                                          --------  --------
                                          --------  --------

Reserves for mortgage loans and real estate reflected in the above amounts were $18.9 million and $21.0 million at December 31, 1995 and 1994, respectively.

NET INVESTMENT INCOME -- The components of net investment income for the year ended December 31 were as follows:

(IN THOUSANDS)                                   1995      1994      1993
                                               --------  --------  --------
Bonds........................................  $122,318  $123,495  $126,729
Stocks.......................................     1,653     1,799       953
Mortgage loans...............................    26,356    31,945    40,823
Real estate..................................     9,139     8,425     9,493
Policy loans.................................     9,486     8,797     8,215
Other investments............................     3,951     1,651       674
Short term investments.......................     2,252     1,378       840
                                               --------  --------  --------
                                                175,155   177,490   187,727
  Less investment expenses...................     9,703     9,138    11,026
                                               --------  --------  --------
Net investment income, before IMR
 amortization................................   165,452   168,352   176,701
  IMR amortization...........................     2,018     2,078       911
                                               --------  --------  --------
Net investment income........................  $167,470  $170,430  $177,612
                                               --------  --------  --------
                                               --------  --------  --------

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY)

              NOTES TO STATUTORY FINANCIAL STATEMENTS --CONTINUED

REALIZED CAPITAL GAINS AND LOSSES -- Realized capital gains (losses) on investments for the years ended December 31 were as follows:

(IN THOUSANDS)                                   1995      1994      1993
                                               --------  --------  --------
Bonds........................................  $    727  $    645  $ 10,133
Stocks.......................................      (263)      (62)       16
Mortgage loans...............................    (1,083)  (17,142)      (83)
Real estate..................................    (1,892)      605    (2,044)
                                               --------  --------  --------
                                                 (2,511)  (15,954)    8,022
Less income tax..............................       400       968     3,296
                                               --------  --------  --------

Net realized capital gains (losses) before
 transfer to IMR.............................    (2,911)  (16,922)    4,726
Net realized capital gains transferred to
 IMR.........................................       616      (250)  (11,951)
                                               --------  --------  --------

Net realized capital gains (losses)..........  $ (2,295) $(17,172) $ (7,225)
                                               --------  --------  --------
                                               --------  --------  --------

Proceeds from voluntary sales of investments in bonds during 1995, 1994 and 1993 were $22.4 million, $17.9 million, and $13.2 million, respectively. Gross gains of $4.3 million, $3.0 million, and $4.5 million and gross losses of $5.2 million, $4.6 million, and $.5 million, respectively, were realized on those sales.

NOTE 3 -- FAIR VALUE DISCLOSURES OF FINANCIAL INFORMATION

Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments" requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be recognized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

FINANCIAL ASSETS:

CASH AND SHORT TERM INVESTMENTS -- The carrying amounts reported in the statement of assets, liabilities, surplus and other funds approximate fair value.

BONDS -- Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

STOCKS -- Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS -- Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans is limited to the lesser of the present value of the cash flows or book value.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY)

              NOTES TO STATUTORY FINANCIAL STATEMENTS --CONTINUED

POLICY LOANS -- The carrying amount reported in the statement of assets, liabilities, surplus and other funds approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

FINANCIAL LIABILITIES:

ANNUITY AND OTHER FUND RESERVES (WITHOUT MORTALITY/MORBIDITY FEATURES) -- Fair values for the Company's liabilities under individual annuity contracts are estimated based on current surrender values.

The estimated fair values of the financial instruments as of December 31 were as follows:

                                                   1995                    1994
                                          ----------------------  ----------------------
                                           CARRYING      FAIR      CARRYING      FAIR
(IN THOUSANDS)                              VALUE       VALUE       VALUE       VALUE
                                          ----------  ----------  ----------  ----------

Financial Assets:
  Cash..................................  $    7,791  $    7,791  $    7,248  $    7,248
  Short term investments................       3,500       3,500      45,239      45,239
  Bonds.................................   1,659,575   1,715,940   1,595,275   1,541,588
  Stocks................................      18,132      18,414      12,283      12,590
  Mortgage loans........................     239,522     250,196     295,532     291,704
  Policy loans..........................     122,696     122,696     116,600     116,600

Financial Liabilities:
  Individual annuity contracts..........     803,099     797,024     869,230     862,662
  Supplemental contracts without life
   contingencies........................      16,796      16,796      16,673      16,673
Other contract deposit funds............         632         632       1,105       1,105

NOTE 4 -- FEDERAL INCOME TAXES

The federal income tax provisions for 1995, 1994 and 1993 were $17.4 million, $13.1 million and $8.6 million, respectively, which include taxes applicable to realized capital gains of $.4 million, $1.0 million and $3.3 million.

The effective federal income tax rates were 27%, 67% and 30% in 1995, 1994 and 1993, respectively. The differences between the federal statutory rate and the Company's effective tax rates are primarily related to decreases in taxable income for the write-offs of mortgage loans; and increases in taxable income for differences in policyholder liabilities for federal income tax purposes and financial reporting purposes and the deferral of policy acquisition costs for federal tax purposes.

The consolidated federal income tax returns are routinely audited by the Internal Revenue Service (IRS) and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has completed its examination of all of the consolidated federal income tax returns through 1988. In management's opinion, adequate tax liabilities have been established for all years. However, the amount of these liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY)

              NOTES TO STATUTORY FINANCIAL STATEMENTS --CONTINUED

NOTE 5 -- REINSURANCE

The Company participates in reinsurance to reduce overall risks, including exposure to large losses and to permit recovery of a portion of direct losses. Reinsurance contracts do not relieve the Company from its obligation to its policyholders. Reinsurance financial data for the years ended December 31, is as follows:

(IN THOUSANDS)                                  1995     1994     1993
                                               -------  -------  -------

Reinsurance premiums assumed.................  $ 3,442  $ 3,788  $ 4,190
Reinsurance premiums ceded...................   42,914   17,430   14,798
Deduction from insurance liability including
 reinsurance recoverable on unpaid claims....   82,227   46,734   42,805

Individual life premiums ceded to First Allmerica aggregated $6.8 million, $7.8 million and $9.0 million in 1995, 1994 and 1993, respectively. The Company has also entered into various reinsurance agreements with First Allmerica under which certain insurance risks related to individual accident and health business, premium income and related expenses are assumed by the Company from First Allmerica. Premiums assumed pursuant to these agreements aggregated $3.4 million, $3.8 million and $4.2 million in 1995, 1994 and 1993, respectively.

During the year Allmerica Financial entered into a coinsurance agreement to reinsure substantially all of its yearly renewable term life insurance. Premiums ceded and reinsurance credits taken under this agreement amounted to $25.4 million and $20.7 million, respectively. At December 31, 1995, the deduction from insurance liability, including reinsurance recoverable on unpaid claims under this agreement was $12.7 million.

NOTE 6 -- ACCIDENT AND HEALTH POLICY AND CLAIM LIABILITIES

The Company regularly updates its estimates of policy and claims liabilities as new information becomes available and further events occur which may impact the resolution of unsettled claims for its accident and health line of business. Changes in prior estimates are generally reflected in results of operations in the year such changes are determined to be needed and recorded.

The policy and claims liabilities related to the Company's accident and health business were $169.7 million and $123.5 million at December 31, 1995 and 1994, respectively. Accident and health policy and claims liabilities have been re-estimated for all prior years and were increased by $42.5 million, $10.9 million and $13.2 million, in 1995, 1994 and 1993, respectively, including $21.9 million and $2.8 million recorded as an adjustment to surplus in 1995 and 1993, respectively. The unfavorable development is primarily due to reserve strengthening and adverse experience in the Company's individual accident and health line of business.

NOTE 7 -- DIVIDEND RESTRICTIONS

Delaware has enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of the Company. Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its statutory policyholder surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus would also require the prior approval of the Delaware Commissioner of Insurance. At January 1, 1996, the Company could pay dividends of $4.3 million to First Allmerica, without prior approval.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
(A WHOLLY OWNED SUBSIDIARY OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY)

              NOTES TO STATUTORY FINANCIAL STATEMENTS --CONTINUED

NOTE 8 -- OTHER RELATED PARTY TRANSACTIONS

First Allmerica provides management, operating personnel and facilities on a cost reimbursement basis to the Company. Expenses for services received from First Allmerica were $85.8 million, $102.5 million and $98.9 million in 1995, 1994 and 1993, respectively. The net amounts payable to First Allmerica and affiliates for accrued expenses and various other liabilities and receivables were $12.6 million and $8.3 million at December 31, 1995 and 1994, respectively.

NOTE 9 -- FUNDS ON DEPOSIT

In March 1994, the Company voluntarily withdrew from being licensed in New York. In connection with the withdrawal First Allmerica, which is licensed in New York, became qualified to sell the products previously sold by Allmerica Financial in New York. The Company agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will at all times equal 102% of all outstanding general account liabilities of the Company for New York policyholders, claimants and creditors. As of December 31, 1995, the carrying value and fair value of the assets or deposit was $295.0 million and $303.6 million, respectively, which is in excess of the required amount.

Additional securities with a carrying value of $4.2 million and $3.9 million were on deposit with various other state and governmental authorities as of December 31, 1995 and 1994, respectively.

NOTE 10 -- LITIGATION

The Company has been named a defendant in various legal proceedings arising in the normal course of business. In the opinion of management, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's financial statements.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Allmerica Financial
Life Insurance and Annuity Company and Policyowners of Allmerica Select Separate Account II of Allmerica Financial
Life Insurance and Annuity Company

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts (Money Market, Select Aggressive Growth, Select Growth, Select Growth and Income, Select Income, Select International Equity, Select Capital Appreciation, VIPF High Income, VIPF Equity-Income, VIPF Growth, and T. Rowe Price International Stock) constituting the Allmerica Select Separate Account II of Allmerica Financial Life Insurance and Annuity Company at December 31, 1996, and the results of each of their operations and the changes in each of their net assets for the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Allmerica Financial Life Insurance and Annuity Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 1996 by correspondence with the Funds, provide a reasonable basis for the opinion expressed above.


/s/ Price Waterhouse LLP
Price Waterhouse LLP
Boston, Massachusetts
March 26, 1997

                      ALLMERICA SELECT SEPARATE ACCOUNT II
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996

                                                            SELECT                      SELECT                    SELECT
                                                MONEY     AGGRESSIVE     SELECT         GROWTH       SELECT     INTERNATIONAL
                                                MARKET      GROWTH       GROWTH       AND INCOME     INCOME       EQUITY
                                              ----------  ----------  -------------   -----------  -----------  -----------
ASSETS (NOTES 3 AND 6):
Investments in shares of Allmerica
  Investment Trust..........................  $2,377,412  $1,453,804  $   1,116,942   $1,218,760   $   643,512  $1,268,347
Investments in shares of Fidelity Variable
  Insurance Products Fund...................     --           --           --             --           --           --
Investment in shares of T. Rowe Price
  International Series, Inc.................     --           --           --             --           --           --
                                              ----------  ----------  -------------   -----------  -----------  -----------
    Total assets............................  2,377,412    1,453,804      1,116,942    1,218,760       643,512   1,268,347

LIABILITIES:
Payable to Allmerica Financial Life
  Insurance and Annuity Company (Sponsor)...    112,719       --           --             --           --           --
                                              ----------  ----------  -------------   -----------  -----------  -----------
    Net assets..............................  $2,264,693  $1,453,804  $   1,116,942   $1,218,760   $   643,512  $1,268,347
                                              ----------  ----------  -------------   -----------  -----------  -----------
                                              ----------  ----------  -------------   -----------  -----------  -----------

Net asset distribution by category:
  Variable life policies....................  $2,264,693  $1,453,804  $   1,116,942   $1,218,760   $   643,512  $1,268,347
                                              ----------  ----------  -------------   -----------  -----------  -----------
                                              ----------  ----------  -------------   -----------  -----------  -----------
Units outstanding, December 31, 1996........  2,099,089      997,094        786,485      843,799       571,089     932,285
Net asset value per unit, December 31,
  1996......................................  $1.078894   $ 1.458041  $    1.420169   $ 1.444373   $  1.126815  $ 1.360471

                                                                                                    T. ROWE
                                                SELECT                                               PRICE
                                                CAPITAL       VIPF         VIPF         VIPF      INTERNATIONAL
                                              APPRECIATION HIGH INCOME  EQUITY-INCOME   GROWTH       STOCK
                                              -----------  -----------  -----------  -----------  -----------
ASSETS (NOTES 3 AND 6):
Investments in shares of Allmerica
  Investment Trust..........................  $  825,913   $   --       $   --       $   --       $   --
Investments in shares of Fidelity Variable
  Insurance Products Fund...................      --           366,998     910,089       946,043      --
Investment in shares of T. Rowe Price
  International Series, Inc.................      --           --           --           --          713,907
                                              -----------  -----------  -----------  -----------  -----------
    Total assets............................     825,913       366,998     910,089       946,043     713,907
LIABILITIES:
Payable to Allmerica Financial Life
  Insurance and Annuity Company (Sponsor)...      --           --           --           --           --
                                              -----------  -----------  -----------  -----------  -----------
    Net assets..............................  $  825,913   $   366,998  $  910,089   $   946,043  $  713,907
                                              -----------  -----------  -----------  -----------  -----------
                                              -----------  -----------  -----------  -----------  -----------
Net asset distribution by category:
  Variable life policies....................  $  825,913   $   366,998  $  910,089   $   946,043  $  713,907
                                              -----------  -----------  -----------  -----------  -----------
                                              -----------  -----------  -----------  -----------  -----------
Units outstanding, December 31, 1996........     552,240       294,751     671,312       670,560     611,982
Net asset value per unit, December 31,
  1996......................................  $ 1.495569   $  1.245113  $ 1.355687   $  1.410825  $ 1.166549

   The accompanying notes are an integral part of these financial statements.

                      ALLMERICA SELECT SEPARATE ACCOUNT II
                            STATEMENTS OF OPERATIONS

                                                        MONEY MARKET                 SELECT AGGRESSIVE GROWTH
                                               FOR THE           FOR THE           FOR THE           FOR THE
                                              YEAR ENDED          PERIOD         YEAR ENDED          PERIOD
                                               12/31/96    5/1/95* TO 12/31/95    12/31/96     5/1/95* TO 12/31/95
                                              ----------   --------------------  -----------   -------------------
INVESTMENT INCOME:
  Dividends.................................    $42,306           $  3,310         $ 90,988         --$
                                              ----------           -------       -----------          -----

EXPENSES (NOTE 4):
  Mortality and expense risk fees...........      5,083                543            4,965             104
  Administrative expense fees...............      1,192                125            1,165              24
                                              ----------           -------       -----------          -----
    Total expenses..........................      6,275                668            6,130             128
                                              ----------           -------       -----------          -----
    Net investment income (loss)............     36,031              2,642           84,858            (128)
                                              ----------           -------       -----------          -----

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss)..................     --              --                  13,851               4
  Net unrealized gain (loss)................     --              --                  26,999             417
                                              ----------           -------       -----------          -----
  Net realized and unrealized gain (loss) on
    investments.............................     --              --                  40,850             421
                                              ----------           -------       -----------          -----
  Net increase (decrease) in net assets from
    operations..............................    $36,031           $  2,642         $125,708           $ 293
                                              ----------           -------       -----------          -----
                                              ----------           -------       -----------          -----

                                                                                           SELECT GROWTH
                                                       SELECT GROWTH                        AND INCOME
                                               FOR THE           FOR THE          FOR THE           FOR THE

                                              YEAR ENDED         PERIOD          YEAR ENDED          PERIOD

                                               12/31/96    5/1/95* TO 12/31/95    12/31/96    5/1/95* TO 12/31/95

                                              ----------   -------------------   ----------   --------------------

INVESTMENT INCOME:
  Dividends.................................   $160,313           $  14           $ 86,561           $6,087

                                              ----------          -----          ----------         -------

EXPENSES (NOTE 4):
  Mortality and expense risk fees...........      3,176              38              3,438              115

  Administrative expense fees...............        745               9                807               27

                                              ----------          -----          ----------         -------

    Total expenses..........................      3,921              47              4,245              142

                                              ----------          -----          ----------         -------

    Net investment income (loss)............    156,392             (33)            82,316            5,945

                                              ----------          -----          ----------         -------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss)..................     13,278              11                886              783

  Net unrealized gain (loss)................    (87,178)           (892)            24,966           (1,200)

                                              ----------          -----          ----------         -------

  Net realized and unrealized gain (loss) on
    investments.............................    (73,900)           (881)            25,852             (417)

                                              ----------          -----          ----------         -------

  Net increase (decrease) in net assets from
    operations..............................   $ 82,492           $(914)          $108,168           $5,528

                                              ----------          -----          ----------         -------

                                              ----------          -----          ----------         -------


*   Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                      ALLMERICA SELECT SEPARATE ACCOUNT II
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                                                               SELECT
                                                        SELECT INCOME                   INTERNATIONAL EQUITY
                                               FOR THE           FOR THE           FOR THE           FOR THE
                                              YEAR ENDED          PERIOD          YEAR ENDED          PERIOD
                                               12/31/96    5/1/95* TO 12/31/95     12/31/96    5/1/95* TO 12/31/95
                                              ----------   --------------------   ----------   --------------------
INVESTMENT INCOME:
  Dividends.................................   $ 27,253           $1,445           $ 25,948           $  621
                                              ----------         -------          ----------         -------

EXPENSES (NOTE 4):
  Mortality and expense risk fees...........      2,513               63              3,547               67
  Administrative expense fees...............        589               15                832               15
                                              ----------         -------          ----------         -------
    Total expenses..........................      3,102               78              4,379               82
                                              ----------         -------          ----------         -------
    Net investment income (loss)............     24,151            1,367             21,569              539
                                              ----------         -------          ----------         -------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss)..................       (472)             140                654              537
  Net unrealized gain (loss)................     (4,696)             187            116,537              533
                                              ----------         -------          ----------         -------
  Net realized and unrealized gain (loss) on
    investments.............................     (5,168)             327            117,191            1,070
                                              ----------         -------          ----------         -------
  Net increase (decrease) in net assets from
    operations..............................   $ 18,983           $1,694           $138,760           $1,609
                                              ----------         -------          ----------         -------
                                              ----------         -------          ----------         -------


                                                 SELECT CAPITAL APPRECIATION              VIPF HIGH INCOME
                                               FOR THE           FOR THE            FOR THE           FOR THE

                                              YEAR ENDED          PERIOD          YEAR ENDED          PERIOD

                                               12/31/96    5/1/95* TO 12/31/95     12/31/96     5/1/95* TO 12/31/95

                                              ----------   --------------------   -----------   -------------------

INVESTMENT INCOME:
  Dividends.................................    $   869           $1,079            $ 12,398         --$

                                              ----------         -------          -----------          -----

EXPENSES (NOTE 4):
  Mortality and expense risk fees...........      2,261               95               1,532              58

  Administrative expense fees...............        530               22                 359              13

                                              ----------         -------          -----------          -----

    Total expenses..........................      2,791              117               1,891              71

                                              ----------         -------          -----------          -----

    Net investment income (loss)............     (1,922)             962              10,507             (71)

                                              ----------         -------          -----------          -----

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss)..................        577            2,120               3,133              48

  Net unrealized gain (loss)................     (1,192)           1,002              14,684             805

                                              ----------         -------          -----------          -----

  Net realized and unrealized gain (loss) on
    investments.............................       (615)           3,122              17,817             853

                                              ----------         -------          -----------          -----

  Net increase (decrease) in net assets from
    operations..............................    $(2,537)          $4,084            $ 28,324           $ 782

                                              ----------         -------          -----------          -----

                                              ----------         -------          -----------          -----


*   Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                      ALLMERICA SELECT SEPARATE ACCOUNT II
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                     VIPF EQUITY-INCOME                      VIPF GROWTH
                                               FOR THE           FOR THE           FOR THE           FOR THE
                                              YEAR ENDED          PERIOD          YEAR ENDED          PERIOD
                                               12/31/96    5/1/95* TO 12/31/95     12/31/96    5/1/95* TO 12/31/95
                                              ----------   --------------------   ----------   --------------------
INVESTMENT INCOME:
  Dividends.................................   $  6,708           $  638           $ 18,619         --$
                                              ----------         -------          ----------        --------

EXPENSES (NOTE 4):
  Mortality and expense risk fees...........      2,681              101              3,400              146
  Administrative expense fees...............        629               23                797               34
                                              ----------         -------          ----------        --------
    Total expenses..........................      3,310              124              4,197              180
                                              ----------         -------          ----------        --------
    Net investment income (loss)............      3,398              514             14,422             (180)
                                              ----------         -------          ----------        --------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss)..................      1,871              453               (232)          (4,864)
  Net unrealized gain (loss)................     59,082            5,154             45,024           (5,909)
                                              ----------         -------          ----------        --------
  Net realized and unrealized gain (loss) on
    investments.............................     60,953            5,607             44,792          (10,773)
                                              ----------         -------          ----------        --------
  Net increase (decrease) in net assets from
    operations..............................   $ 64,351           $6,121           $ 59,214          ($10,953)
                                              ----------         -------          ----------        --------
                                              ----------         -------          ----------        --------

                                                        T. ROWE PRICE
                                                     INTERNATIONAL STOCK
                                               FOR THE           FOR THE
                                              YEAR ENDED          PERIOD
                                               12/31/96    8/23/95* TO 12/31/95
                                              ----------   --------------------
INVESTMENT INCOME:
  Dividends.................................    $ 9,135         --$
                                              ----------             ---
EXPENSES (NOTE 4):
  Mortality and expense risk fees...........      1,629                2
  Administrative expense fees...............        382         --
                                              ----------             ---
    Total expenses..........................      2,011                2
                                              ----------             ---
    Net investment income (loss)............      7,124               (2)
                                              ----------             ---
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss)..................      1,101                1
  Net unrealized gain (loss)................     30,684               47
                                              ----------             ---
  Net realized and unrealized gain (loss) on
    investments.............................     31,785               48
                                              ----------             ---
  Net increase (decrease) in net assets from
    operations..............................    $38,909           $   46
                                              ----------             ---
                                              ----------             ---

*   Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                      ALLMERICA SELECT SEPARATE ACCOUNT II
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     SELECT AGGRESSIVE GROWTH
                                                        MONEY MARKET                               PERIOD FROM
                                              YEAR ENDED        PERIOD FROM       YEAR ENDED       5/1/95* TO
                                               12/31/96     5/1/95* TO 12/31/95    12/31/96         12/31/95
                                              -----------   -------------------   -----------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss)..............  $   36,031         $   2,642        $   84,858        $   (128)
  Net realized gain (loss) on investments...      --              --                  13,851               4
  Net unrealized gain (loss) on
    investments.............................      --              --                  26,999             417
                                              -----------       ----------        -----------   -----------------
  Net increase (decrease) in net assets from
    operations..............................      36,031             2,642           125,708             293
                                              -----------       ----------        -----------   -----------------

 FROM CAPITAL TRANSACTIONS:
  Net premiums..............................   4,471,372           575,190           824,503         127,557
  Terminations..............................      --              --                    (621)        --
  Other transfers from (to) the General
    Account of Allmerica Financial Life
    Insurance and Annuity Company
    (Sponsor)...............................  (2,298,619)         (521,908)          301,449          75,007
  Net increase (decrease)in net assets from
    investments by Allmerica Financial Life
    Insurance and Annuity Company
    (Sponsor)...............................        (215)              200              (292)            200
                                              -----------       ----------        -----------   -----------------
  Net increase in net assets from capital
    transactions............................   2,172,538            53,482         1,125,039         202,764
                                              -----------       ----------        -----------   -----------------
  Net increase in net assets................   2,208,569            56,124         1,250,747         203,057

NET ASSETS:
  Beginning of year.........................      56,124          --                 203,057         --
                                              -----------       ----------        -----------   -----------------
  End of year...............................  $2,264,693         $  56,124        $1,453,804        $203,057
                                              -----------       ----------        -----------   -----------------
                                              -----------       ----------        -----------   -----------------

                                                                                         SELECT GROWTH
                                                       SELECT GROWTH                      AND INCOME
                                                               PERIOD FROM                       PERIOD FROM
                                              YEAR ENDED       5/1/95* TO       YEAR ENDED       5/1/95* TO
                                               12/31/96         12/31/95         12/31/96         12/31/95
                                              -----------   -----------------   -----------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss)..............  $  156,392        $    (33)       $   82,316        $  5,945
  Net realized gain (loss) on investments...      13,278              11               886             783
  Net unrealized gain (loss) on
    investments.............................     (87,178)           (892)           24,966          (1,200)
                                              -----------   -----------------   -----------   -----------------
  Net increase (decrease) in net assets from
    operations..............................      82,492            (914)          108,168           5,528
                                              -----------   -----------------   -----------   -----------------
 FROM CAPITAL TRANSACTIONS:
  Net premiums..............................     618,908         126,681           759,907          37,091
  Terminations..............................        (609)        --                 --             --
  Other transfers from (to) the General
    Account of Allmerica Financial Life
    Insurance and Annuity Company
    (Sponsor)...............................     287,047           3,418           203,436         104,713
  Net increase (decrease)in net assets from
    investments by Allmerica Financial Life
    Insurance and Annuity Company
    (Sponsor)...............................        (281)            200              (283)            200
                                              -----------   -----------------   -----------   -----------------
  Net increase in net assets from capital
    transactions............................     905,065         130,299           963,060         142,004
                                              -----------   -----------------   -----------   -----------------
  Net increase in net assets................     987,557         129,385         1,071,228         147,532
NET ASSETS:
  Beginning of year.........................     129,385         --                147,532         --
                                              -----------   -----------------   -----------   -----------------
  End of year...............................  $1,116,942        $129,385        $1,218,760        $147,532
                                              -----------   -----------------   -----------   -----------------
                                              -----------   -----------------   -----------   -----------------

*   Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                      ALLMERICA SELECT SEPARATE ACCOUNT II
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                             SELECT
                                                                                      INTERNATIONAL EQUITY
                                                       SELECT INCOME                              PERIOD FROM
                                              YEAR ENDED       PERIOD FROM       YEAR ENDED       5/1/95* TO
                                               12/31/96    5/1/95* TO 12/31/95    12/31/96         12/31/95
                                              ----------   -------------------   -----------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss)..............   $ 24,151          $ 1,367         $   21,569         $   539
  Net realized gain (loss) on investments...       (472)             140                654             537
  Net unrealized gain (loss) on
    investments.............................     (4,696)             187            116,537             533
                                              ----------        --------         -----------       --------
  Net increase (decrease) in net assets from
    operations..............................     18,983            1,694            138,760           1,609
                                              ----------        --------         -----------       --------

 FROM CAPITAL TRANSACTIONS:
  Net premiums..............................    321,729           32,948            680,979          40,124
  Terminations..............................       (548)        --                     (636)        --
  Other transfers from (to) the General
    Account of Allmerica Financial Life
    Insurance and Annuity Company
    (Sponsor)...............................    211,921           56,810            399,355           8,218
  Net increase (decrease) in net assets from
    investments by Allmerica Financial Life
    Insurance and Annuity Company
    (Sponsor)...............................       (225)             200               (262)            200
                                              ----------        --------         -----------       --------
  Net increase in net assets from capital
    transactions............................    532,877           89,958          1,079,436          48,542
                                              ----------        --------         -----------       --------
  Net increase in net assets................    551,860           91,652          1,218,196          50,151

NET ASSETS:
  Beginning of year.........................     91,652         --                   50,151         --
                                              ----------        --------         -----------       --------
  End of year...............................   $643,512          $91,652         $1,268,347         $50,151
                                              ----------        --------         -----------       --------
                                              ----------        --------         -----------       --------


                                               SELECT CAPITAL APPRECIATION            VIPF HIGH INCOME
                                                              PERIOD FROM                      PERIOD FROM
                                              YEAR ENDED      5/1/95* TO       YEAR ENDED      5/1/95* TO
                                               12/31/96        12/31/95         12/31/96        12/31/95
                                              ----------   -----------------   ----------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss)..............   $ (1,922)       $    962         $ 10,507         $   (71)
  Net realized gain (loss) on investments...        577           2,120            3,133              48
  Net unrealized gain (loss) on
    investments.............................     (1,192)          1,002           14,684             805
                                              ----------   -----------------   ----------       --------
  Net increase (decrease) in net assets from
    operations..............................     (2,537)          4,084           28,324             782
                                              ----------   -----------------   ----------       --------
 FROM CAPITAL TRANSACTIONS:
  Net premiums..............................    652,549         114,192          325,210          20,148
  Terminations..............................     --             --                  (578)        --
  Other transfers from (to) the General
    Account of Allmerica Financial Life
    Insurance and Annuity Company
    (Sponsor)...............................     52,678           5,042          (54,018)         47,177
  Net increase (decrease) in net assets from
    investments by Allmerica Financial Life
    Insurance and Annuity Company
    (Sponsor)...............................       (295)            200             (247)            200
                                              ----------   -----------------   ----------       --------
  Net increase in net assets from capital
    transactions............................    704,932         119,434          270,367          67,525
                                              ----------   -----------------   ----------       --------
  Net increase in net assets................    702,395         123,518          298,691          68,307
NET ASSETS:
  Beginning of year.........................    123,518         --                68,307         --
                                              ----------   -----------------   ----------       --------
  End of year...............................   $825,913        $123,518         $366,998         $68,307
                                              ----------   -----------------   ----------       --------
                                              ----------   -----------------   ----------       --------

*   Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                      ALLMERICA SELECT SEPARATE ACCOUNT II
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                          VIPF GROWTH
                                                     VIPF EQUITY-INCOME                          PERIOD FROM
                                              YEAR ENDED       PERIOD FROM       YEAR ENDED      5/1/95* TO
                                               12/31/96    5/1/95* TO 12/31/95    12/31/96        12/31/95
                                              ----------   -------------------   ----------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss)..............   $  3,398         $    514          $ 14,422        $   (180)
  Net realized gain (loss) on investments...      1,871              453              (232)         (4,864)
  Net unrealized gain (loss) on
    investments.............................     59,082            5,154            45,024          (5,909)
                                              ----------      ----------         ----------   -----------------
  Net increase (decrease) in net assets from
    operations..............................     64,351            6,121            59,214         (10,953)
                                              ----------      ----------         ----------   -----------------

 FROM CAPITAL TRANSACTIONS:
  Net premiums..............................    530,169           21,784           673,958         105,504
  Terminations..............................       (704)        --                    (105)        --
  Other transfers from (to) the General
    Account of Allmerica Financial Life
    Insurance and Annuity Company
    (Sponsor)...............................    193,606           94,830            (2,435)        120,941
  Net increase (decrease)in net assets from
    investments by Allmerica Financial Life
    Insurance and Annuity Company
    (Sponsor)...............................       (268)             200              (281)            200
                                              ----------      ----------         ----------   -----------------
  Net increase in net assets from capital
    transactions............................    722,803          116,814           671,137         226,645
                                              ----------      ----------         ----------   -----------------
  Net increase in net assets................    787,154          122,935           730,351         215,692

NET ASSETS:
  Beginning of year.........................    122,935         --                 215,692         --
                                              ----------      ----------         ----------   -----------------
  End of year...............................   $910,089         $122,935          $946,043        $215,692
                                              ----------      ----------         ----------   -----------------
                                              ----------      ----------         ----------   -----------------

                                                      T. ROWE PRICE
                                                   INTERNATIONAL STOCK
                                                              PERIOD FROM
                                              YEAR ENDED      8/23/95* TO
                                               12/31/96        12/31/95
                                              ----------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss)..............   $  7,124         $   (2)
  Net realized gain (loss) on investments...      1,101              1
  Net unrealized gain (loss) on
    investments.............................     30,684             47
                                              ----------       -------
  Net increase (decrease) in net assets from
    operations..............................     38,909             46
                                              ----------       -------
 FROM CAPITAL TRANSACTIONS:
  Net premiums..............................    520,547          1,590
  Terminations..............................     --            --
  Other transfers from (to) the General
    Account of Allmerica Financial Life
    Insurance and Annuity Company
    (Sponsor)...............................    152,993           (178)
  Net increase (decrease)in net assets from
    investments by Allmerica Financial Life
    Insurance and Annuity Company
    (Sponsor)...............................     --            --
                                              ----------       -------
  Net increase in net assets from capital
    transactions............................    673,540          1,412
                                              ----------       -------
  Net increase in net assets................    712,449          1,458
NET ASSETS:
  Beginning of year.........................      1,458        --
                                              ----------       -------
  End of year...............................   $713,907         $1,458
                                              ----------       -------
                                              ----------       -------

*   Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                      ALLMERICA SELECT SEPARATE ACCOUNT II

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1996

NOTE 1 -- ORGANIZATION

    The Allmerica Select Separate Account II (Allmerica Select II) is a separate investment account of Allmerica Financial Life Insurance and Annuity Company (the Company), established on May 1, 1995 for the purpose of separating from the general assets of the Company those assets used to fund the variable portion of certain flexible premium variable life policies issued by the Company. The Company is a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company (First Allmerica). First Allmerica is a wholly owned subsidiary of Allmerica Financial Corporation (AFC). Under applicable insurance law, the assets and liabilities of Allmerica Select II are clearly identified and distinguished from the other assets and liabilities of the Company. Allmerica Select II cannot be charged with liabilities arising out of any other business of the Company.

    Allmerica Select II is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). Allmerica Select II currently offers eleven Sub-Accounts. Each Sub-Account invests exclusively in a corresponding investment portfolio of the Allmerica Investment Trust (the Trust) managed by Allmerica Investment Management Company, Inc., a wholly-owned subsidiary of First Allmerica or of the Variable Insurance Products Fund (VIPF), managed by Fidelity Management & Research Company (FMR), or of the T. Rowe Price International Series, Inc. (T. Rowe) managed by Rowe Price-Fleming International, Inc.. The Trust, VIPF and T. Rowe (the Funds) are open-end, diversified management investment companies registered under the 1940 Act.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    INVESTMENTS -- Security transactions are recorded on the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the respective investment portfolio of the Trust, VIPF, or T. Rowe. Net realized gains and losses on securities sold are determined on the average cost method. Dividends and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the respective investment portfolio of the Trust, VIPF, or T. Rowe at net asset value.

    FEDERAL INCOME TAXES -- The Company is taxed as a "life insurance company" under Subchapter L of the Internal Revenue Code and files a consolidated federal income tax return with First Allmerica. The Company anticipates no tax liability resulting from the operations of Allmerica Select II. Therefore, no provision for income taxes has been charged against Allmerica Select II.

                      ALLMERICA SELECT SEPARATE ACCOUNT II

                               DECEMBER 31, 1996

NOTE 3 -- INVESTMENTS

    The number of shares owned, aggregate cost, and net asset value per share of each Sub-Account's investment in the Trust, VIPF, and T. Rowe at December 31, 1996 were as follows:

                                                PORTFOLIO INFORMATION
                                           --------------------------------
                                                                  NET ASSET
                                           NUMBER OF  AGGREGATE     VALUE
 INVESTMENT PORTFOLIO                       SHARES       COST     PER SHARE
 ----------------------------------------  ---------  ----------  ---------
 Allmerica Investment Trust:
   Money Market..........................  2,377,412  $2,377,412   $  1.000
   Select Aggressive Growth..............    713,699   1,426,388      2.037
   Select Growth.........................    781,078   1,205,012      1.430
   Select Growth and Income..............    867,445   1,194,994      1.405
   Select Income.........................    646,746     648,022      0.995
   Select International Equity...........    935,359   1,151,276      1.356
   Select Capital Appreciation...........    556,170     826,103      1.485

 Fidelity Variable Insurance Products
  Fund:
   High Income...........................     29,313     351,508     12.520
   Equity-Income.........................     43,276     845,853     21.030
   Growth................................     30,380     906,928     31.140

 T. Rowe Price International Series,
  Inc.:
   International Stock...................     56,480     683,176     12.640

NOTE 4 -- RELATED PARTY TRANSACTIONS

    On the date of issue and each monthly payment date thereafter, a monthly charge is deducted from the policy value to compensate the Company for the cost of insurance, which varies by policy and the cost of any additional benefits provided by rider. The policyowner may instruct the Company to deduct this monthly charge from a specific Sub-Account, but if not so specified, it will be deducted on a pro-rata basis of allocation which is the same proportion that the policy value in the General Account of the Company and in each Sub-Account bear to the total policy value. For the year ended December 31, 1996, these monthly deductions from Sub-Account policy values amounted to $522,578. These amounts are included on the statements of changes in net assets with other transfers to the General Account.

    The Company makes a charge of .65% per annum based on the average daily net assets of each Sub-Account at each valuation date for mortality and expense risks. The mortality and expense risks annual charge may be increased or decreased by the Board of Directors of the Company once each year, subject to compliance with applicable state and federal requirements, but the total charge may not exceed .80% per annum. During the first 10 policy years, the Company also charges each Sub-Account .15% per annum based on the average daily net assets of each Sub-Account for administrative expenses. These charges are deducted in the daily computation of unit values but paid to the Company on a monthly basis.

    Allmerica Investments, Inc., (Allmerica Investments), a wholly-owned subsidiary of First Allmerica, is principal underwriter and general distributor of Allmerica Select II, and does not receive any compensation for sales of Allmerica Select II policies. Commissions are paid to registered representatives of Allmerica Investments by the Company. As the current series of policies have a surrender charge, no deduction is made for sales charges at the time of the sale. For the year ended December 31, 1996, the Company received $3,838 for

                      ALLMERICA SELECT SEPARATE ACCOUNT II

                               DECEMBER 31, 1996

NOTE 4 -- RELATED PARTY TRANSACTIONS (CONTINUED) surrender charges applicable to Select II policies. There were no surrender charges for the period ended December 31, 1995.

NOTE 5 -- DIVERSIFICATION REQUIREMENTS

    Under the provisions of Section 817(h) of the Internal Revenue Code, a variable life insurance contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable life insurance contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

    The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that Allmerica Select II satisfies the current requirements of the regulations, and it intends that Allmerica Select II will continue to meet such requirements.

NOTE 6 -- PURCHASES AND SALES OF SECURITIES

    Cost of purchases and proceeds from sales of the Trust, VIPF, and T. Rowe shares by Allmerica Select II during the period ended December 31, 1996 were as follows:

 INVESTMENT PORTFOLIO                                 PURCHASES     SALES
 --------------------------------------------------  -----------  ----------
 Allmerica Investment Trust:
   Money Market....................................  $ 7,221,540  $5,114,216
   Select Aggressive Growth........................    1,405,816     165,334
   Select Growth...................................    1,268,908     176,809
   Select Growth and Income........................    1,079,629      34,354
   Select Income...................................      583,943      26,969
   Select International Equity.....................    1,114,247      13,272
   Select Capital Appreciation.....................      830,329      60,388

 Fidelity Variable Insurance Products Fund:
   High Income.....................................      411,446     130,626
   Equity-Income...................................      773,098      46,987
   Growth..........................................      906,082     160,227

 T. Rowe Price International Series, Inc.:
   International Stock.............................      753,767      73,117
                                                     -----------  ----------
   Totals..........................................  $16,348,805  $6,002,299
                                                     -----------  ----------
                                                     -----------  ----------

               APPENDIX A -- GUIDELINE MINIMUM SUM INSURED TABLE

The guideline minimum sum insured is a percentage of the policy value as set forth below, according to federal tax regulations:

                         GUIDELINE MINIMUM SUM INSURED
-------------------------------------------------------------------------------
                        Age of Insured                           Percentage of
                       on Date of Death                          Policy Value
--------------------------------------------------------------  ---------------
40 and under..................................................          250%
45............................................................          215%
50............................................................          185%
55............................................................          150%
60............................................................          130%
65............................................................          120%
70............................................................          115%
75............................................................          105%
80............................................................          105%
85............................................................          105%
90............................................................          105%
95 and above..................................................          100%

For the ages not listed, the progression between the listed ages is linear.

                   APPENDIX B -- OPTIONAL INSURANCE BENEFITS

This Appendix provides only a summary of other insurance benefits available by rider for an additional charge. For more information, contact your representative.

WAIVER OF PREMIUM RIDER

    This rider provides that, during periods of total disability continuing more than four months, we will add to the policy value each month an amount you selected or the amount needed to pay the monthly insurance protection charges, whichever is greater. This amount will keep the Policy in force. This benefit is subject to our maximum issue benefits. Its cost will change yearly.

GUARANTEED INSURABILITY RIDER

    This rider guarantees that insurance may be added at various option dates without Evidence of Insurability. This benefit may be exercised on the option dates even if the Insured is disabled.

OTHER INSURED RIDER


    This rider provides a term insurance benefit for up to five Insureds. At present this benefit is only available for the spouse and children of the primary Insured. The rider includes a feature that allows the "other Insured" to convert the coverage to a flexible premium adjustable life insurance policy.


OPTION TO ACCELERATE BENEFITS ENDORSEMENT

    This endorsement allows part of the Policy proceeds to be available before death if the Insured becomes terminally ill or is permanently confined to a nursing home.

EXCHANGE OPTION RIDER


    This rider allows you to use the Policy to insure a different person, subject to our guidelines.

                         APPENDIX C -- PAYMENT OPTIONS

PAYMENT OPTIONS

On written request, the surrender value or all or part of any payable net death benefit may be paid under one or more payment options then offered by Allmerica Financial. If you do not make an election, we will pay the benefits in a single sum. If a payment option is selected, the beneficiary may pay to us any amount that would otherwise be deducted from the death benefit. A certificate will be provided to the payee describing the payment option selected.

The amounts payable under a payment option are paid from the general account. These amounts are not based on the investment experience of the variable account.

SELECTION OF PAYMENT OPTIONS


The amount applied under any one option for any one payee must be at least $5,000. The periodic payment for any one payee must be at least $50. Subject to the Policy owner and beneficiary provisions, any option selection may be changed before the net death benefit become payable. If you make no selection, the beneficiary may select an option when the net death benefit becomes payable.

          APPENDIX D -- ILLUSTRATIONS OF DEATH BENEFIT, POLICY VALUES
                            AND ACCUMULATED PAYMENTS


The following tables illustrate the way in which the Policy's death benefit and Policy Value could vary over an extended period of time. ON REQUEST, WE WILL PROVIDE A COMPARABLE ILLUSTRATION BASED ON THE PROPOSED INSURED'S AGE, SEX, AND UNDERWRITING CLASS, AND THE REQUESTED FACE AMOUNT, DEATH BENEFIT OPTION AND RIDERS.


ASSUMPTIONS


The tables illustrate a Policy issued to a male, Age 30, under a standard Underwriting Class and qualifying for the non-smoker discount, and a Policy issued to a male, Age 45, under a standard Underwriting Class and qualifying for the non-smoker discount. In each case, one table illustrates the guaranteed cost of insurance rates and the other table illustrates the current cost of insurance rates as presently in effect.


The tables assume that no Policy loans have been made, that you have not requested an increase or decrease in the initial Face Amount, that no partial withdrawals have been made, and that no transfers above 12 have been made in any Policy year (so that no transaction or transfer charges have been incurred).

The tables assume that all premiums are allocated to and remain in the Allmerica Select II Account for the entire period shown. The tables are based on hypothetical gross investment rates of return for the Underlying Fund (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross (after tax) annual rates of 0%, 6%, and 12%. The second column of the tables show the amount which would accumulate if an amount equal to the Guideline Annual Premium were invested to earn interest (after taxes) at 5%, compounded annually.


The Policy Values and Death Proceeds would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below such averages for individual Policy years. The values also would be different depending on the allocation of the Policy's total Policy Value among the Sub-Accounts of the Variable Account, if the actual rates of return averaged 0%, 6% or 12%, but the rates of each Underlying Fund varied above and below such averages.


DEDUCTIONS FOR CHARGES


The amounts shown in the tables also take into account the mortality and expense risk charge of 0.65%, the administrative charge of 0.15%, and Fund advisory fees and operating expenses, which averaged an annual rate of 0.80% of the average daily net assets of the Funds. The fees and expenses of each Fund vary, and in 1996 ranged from an annual rate of 0.34% to an annual rate of 1.23% of average daily net assets. The fees and expenses of your Policy may be more or less than 0.80% in the aggregate, depending on how you make allocations of Policy Value among the sub-accounts.



Under its management agreement with the Trust, Allmerica Investment has declared a voluntary expense limitation of 1.50% of average net assets for the Select International Equity Fund, 1.35% for the Select Capital Appreciation Fund and the Select Aggressive Growth Fund, 1.20% for the Select Growth Fund, 1.10% for the Select Growth and Income Fund, 1.00% for the Select Income Fund, and 0.60% for the Money Market Fund. In 1996 the operating expenses of the Underlying Funds did not exced the expense limitations.


NET ANNUAL RATES OF INVESTMENT


Applying the mortality and expense risk charge, the administrative charge, and the average Fund advisory fees and operating expenses of 0.80% of average net assets, the gross annual rates of investment return of 0%, 6% and 12% would produce net annual rates of -1.60%, 4.40% and 10.40%, respectively, during the first 10 Policy years and -1.45%, 4.55% and 10.55%, respectively, after that.



The hypothetical returns shown in the table do not reflect any charges for income taxes against the Variable Account since no charges are currently made. However, if in the future the charges are made, to produce illustrated death benefits and cash values, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges. The second column of the tables shows the amount that would accumulate if the guideline annual premium were invested to earn interest, (after taxes) at 5% compounded annually.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                          SELECT VARIABLE LIFE POLICY


                                                          MALE NON-SMOKER AGE 30
                                                          FACE AMOUNT = $100,000
                                                               ADJUSTABLE OPTION

                 BASED ON CURRENT MONTHLY INSURANCE PROTECTION
                             CHARGES WITHOUT RIDERS


            PAYMENTS              HYPOTHETICAL 0%                      HYPOTHETICAL 6%                   HYPOTHETICAL 12%
            MADE PLUS         GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN
            INTEREST    -----------------------------------  -----------------------------------  -------------------------------
 POLICY       AT 5%      SURRENDER     POLICY       DEATH     SURRENDER     POLICY       DEATH    SURRENDER   POLICY      DEATH
  YEAR     PER YEAR(1)     VALUE      VALUE(2)     BENEFIT      VALUE      VALUE(2)     BENEFIT     VALUE    VALUE(2)    BENEFIT
---------  -----------  -----------  -----------  ---------  -----------  -----------  ---------  ---------  ---------  ---------
    1           2,100          669        1,747     101,747         779        1,857     101,857        890      1,968    101,968
    2           4,305        2,387        3,465     103,465       2,718        3,796     103,796      3,062      4,140    104,140
    3           6,620        4,213        5,156     105,156       4,877        5,820     105,820      5,595      6,538    106,538
    4           9,051        6,012        6,820     106,820       7,125        7,933     107,933      8,378      9,186    109,186
    5          11,604        7,772        8,446     108,446       9,453       10,127     110,127     11,423     12,097    112,097

    6          14,284        9,494       10,033     110,033      11,866       12,405     112,405     14,758     15,297    115,297
    7          17,098       11,191       11,596     111,596      14,379       14,783     114,783     18,426     18,830    118,830
    8          20,053       12,851       13,121     113,121      16,985       17,254     117,254     22,449     22,718    122,718
    9          23,156       14,475       14,610     114,610      19,687       19,821     119,821     26,863     26,998    126,998
   10          26,414       16,063       16,063     116,063      22,489       22,489     122,489     31,710     31,710    131,710

   11          29,834       17,503       17,503     117,503      25,293       25,293     125,293     36,944     36,944    136,944
   12          33,426       18,904       18,904     118,904      28,206       28,206     128,206     42,712     42,712    142,712
   13          37,197       20,268       20,268     120,268      31,234       31,234     131,234     49,070     49,070    149,070
   14          41,157       21,592       21,592     121,592      34,380       34,380     134,380     56,078     56,078    156,078
   15          45,315       22,876       22,876     122,876      37,647       37,647     137,647     63,802     63,802    163,802

   16          49,681       24,125       24,125     124,125      41,046       41,046     141,046     72,324     72,324    172,324
   17          54,265       25,330       25,330     125,330      44,572       44,572     144,572     81,718     81,718    181,718
   18          59,078       26,499       26,499     126,499      48,240       48,240     148,240     92,083     92,083    192,083
   19          64,132       27,631       27,631     127,631      52,055       52,055     152,055    103,520    103,520    203,935
   20          69,439       28,726       28,726     128,726      56,020       56,020     156,020    116,135    116,135    221,819

 Age 60       139,522       37,125       37,125     137,125     105,005      105,005     205,005    341,076    341,076    457,042
 Age 65       189,673       39,176       39,176     139,176     136,935      136,935     236,935    569,427    569,427    694,701
 Age 70       253,680       39,409       39,409     139,409     174,878      174,878     274,878    942,492    942,492  1,093,291
 Age 75       335,370       36,750       36,750     136,750     219,011      219,011     319,011  1,553,861  1,553,861  1,662,631


(1) Assumes a $1,400 payment is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient policy value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                          SELECT VARIABLE LIFE POLICY


                                                          MALE NON-SMOKER AGE 30
                                                          FACE AMOUNT = $100,000
                                                               ADJUSTABLE OPTION

                BASED ON GUARANTEED MONTHLY INSURANCE PROTECTION
                             CHARGES WITHOUT RIDERS


            PAYMENTS              HYPOTHETICAL 0%                      HYPOTHETICAL 6%                   HYPOTHETICAL 12%
            MADE PLUS         GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN
            INTEREST    -----------------------------------  -----------------------------------  -------------------------------
 POLICY       AT 5%      SURRENDER     POLICY       DEATH     SURRENDER     POLICY       DEATH    SURRENDER   POLICY      DEATH
  YEAR     PER YEAR(1)     VALUE      VALUE(2)     BENEFIT      VALUE      VALUE(2)     BENEFIT     VALUE    VALUE(2)    BENEFIT
---------  -----------  -----------  -----------  ---------  -----------  -----------  ---------  ---------  ---------  ---------
    1           2,100          669        1,747     101,747         779        1,857     101,857        890      1,968    101,968
    2           4,305        2,387        3,465     103,465       2,718        3,796     103,796      3,062      4,140    104,140
    3           6,620        4,213        5,156     105,156       4,877        5,820     105,820      5,595      6,538    106,538
    4           9,051        6,012        6,820     106,820       7,125        7,933     107,933      8,377      9,186    109,186
    5          11,604        7,772        8,446     108,446       9,453       10,127     110,127     11,423     12,096    112,096

    6          14,284        9,494       10,033     110,033      11,866       12,405     112,405     14,758     15,297    115,297
    7          17,098       11,191       11,596     111,596      14,379       14,783     114,783     18,426     18,830    118,830
    8          20,053       12,851       13,121     113,121      16,985       17,254     117,254     22,448     22,718    122,718
    9          23,156       14,475       14,610     114,610      19,686       19,821     119,821     26,863     26,998    126,998
   10          26,414       16,063       16,063     116,063      22,489       22,489     122,489     31,710     31,710    131,710

   11          29,834       17,496       17,496     117,496      25,286       25,286     125,286     36,937     36,937    136,937
   12          33,426       18,897       18,897     118,897      28,198       28,198     128,198     42,703     42,703    142,703
   13          37,197       20,253       20,253     120,253      31,218       31,218     131,218     49,052     49,052    149,052
   14          41,157       21,577       21,577     121,577      34,363       34,363     134,363     56,057     56,057    156,057
   15          45,315       22,859       22,859     122,859      37,626       37,626     137,626     63,777     63,777    163,777

   16          49,681       24,098       24,098     124,098      41,014       41,014     141,014     72,286     72,286    172,286
   17          54,265       25,296       25,296     125,296      44,531       44,531     144,531     81,667     81,667    181,667
   18          59,078       26,440       26,440     126,440      48,171       48,171     148,171     92,000     92,000    192,000
   19          64,132       27,544       27,544     127,544      51,952       51,952     151,952    103,398    103,398    203,693
   20          69,439       28,597       28,597     128,597      55,868       55,868     155,868    115,954    115,954    221,472

 Age 60       139,522       35,175       35,175     135,175     102,489      102,489     202,489    337,537    337,537    452,299
 Age 65       189,673       34,291       34,291     134,291     130,279      130,279     230,279    559,164    559,164    682,180
 Age 70       253,680       28,307       28,307     128,307     159,053      159,053     259,053    914,735    914,735  1,061,092
 Age 75       335,370       14,7O6       14,076     114,076     185,043      185,043     285,043  1,488,207  1,488,207  1,592,382


(1) Assumes a $1,400 payment is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient policy value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                          SELECT VARIABLE LIFE POLICY


                                                          MALE NON-SMOKER AGE 45
                                                          FACE AMOUNT = $250,000
                                                                    LEVEL OPTION

                 BASED ON CURRENT MONTHLY INSURANCE PROTECTION
                             CHARGES WITHOUT RIDERS

            PAYMENTS              HYPOTHETICAL 0%                      HYPOTHETICAL 6%                HYPOTHETICAL 12%
            MADE PLUS         GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN
            INTEREST    -----------------------------------  -----------------------------------  ------------------------
 POLICY       AT 5%      SURRENDER     POLICY       DEATH     SURRENDER     POLICY       DEATH     SURRENDER     POLICY
  YEAR     PER YEAR(1)     VALUE      VALUE(2)     BENEFIT      VALUE      VALUE(2)     BENEFIT      VALUE      VALUE(2)
---------  -----------  -----------  -----------  ---------  -----------  -----------  ---------  -----------  -----------
    1           4,410            0        3,176     250,000          71        3,393     250,000         288        3,610
    2           9,041        2,929        6,254     250,000       3,561        6,886     250,000       4,221        7,546
    3          13,903        6,305        9,215     250,000       7,557       10,467     250,000       8,915       11,825
    4          19,008        9,581       12,075     250,000      11,658       14,152     250,000      14,005       16,499
    5          24,368       12,740       14,818     250,000      15,852       17,930     250,000      19,515       21,593
    6          29,996       15,778       17,441     250,000      20,140       21,803     250,000      25,489       27,152
    7          35,906       18,689       19,936     250,000      24,520       25,767     250,000      31,972       33,219
    8          42,112       21,460       22,291     250,000      28,982       29,813     250,000      39,009       39,840
    9          48,627       24,081       24,496     250,000      33,522       33,937     250,000      46,655       47,070
   10          55,469       26,536       26,536     250,000      38,128       38,128     250,000      54,967       54,967

   11          62,652       28,862       28,862     250,000      42,850       42,850     250,000      64,071       64,071
   12          70,195       31,077       31,077     250,000      47,728       47,728     250,000      74,115       74,115
   13          78,114       33,184       33,184     250,000      52,775       52,775     250,000      85,212       85,212
   14          86,430       35,182       35,182     250,000      58,001       58,001     250,000      97,490       97,490
   15          95,161       37,067       37,067     250,000      63,413       63,413     250,000     111,088      111,088

   16         104,330       38,833       38,833     250,000      69,020       69,020     250,000     126,164      126,164
   17         113,956       40,478       40,478     250,000      74,834       74,834     250,000     142,901      142,901
   18         124,064       41,992       41,992     250,000      80,861       80,861     250,000     161,502      161,502
   19         134,677       43,367       43,367     250,000      87,112       87,112     250,000     182,202      182,202
   20         145,821       44,594       44,594     250,000      93,600       93,600     250,000     205,269      205,269

 Age 60        95,161       37,067       37,067     250,000      63,413       63,413     250,000     111,088      111,088
 Age 65       145,821       44,594       44,594     250,000      93,600       93,600     250,000     205,269      205,269
 Age 70       210,477       48,546       48,546     250,000     130,403      130,403     250,000     362,455      362,455
 Age 75       292,995       46,678       46,678     250,000     176,308      176,308     250,000     620,029      620,029


 POLICY      DEATH
  YEAR      BENEFIT
---------  ---------
    1        250,000
    2        250,000
    3        250,000
    4        250,000
    5        250,000
    6        250,000
    7        250,000
    8        250,000
    9        250,000
   10        250,000
   11        250,000
   12        250,000
   13        250,000
   14        250,000
   15        250,000
   16        250,000
   17        250,000
   18        250,000
   19        250,000
   20        250,429
 Age 60      250,000
 Age 65      250,429
 Age 70      420,448
 Age 75      663,431


(1) Assumes a $4,200 payment is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient policy value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                          SELECT VARIABLE LIFE POLICY


                                                          MALE NON-SMOKER AGE 45
                                                          FACE AMOUNT = $250,000
                                                                    LEVEL OPTION

                BASED ON GUARANTEED MONTHLY INSURANCE PROTECTION
                             CHARGES WITHOUT RIDERS

            PAYMENTS              HYPOTHETICAL 0%                      HYPOTHETICAL 6%                HYPOTHETICAL 12%
            MADE PLUS         GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN        GROSS INVESTMENT RETURN
            INTEREST    -----------------------------------  -----------------------------------  ------------------------
 POLICY       AT 5%      SURRENDER     POLICY       DEATH     SURRENDER     POLICY       DEATH     SURRENDER     POLICY
  YEAR     PER YEAR(1)     VALUE      VALUE(2)     BENEFIT      VALUE      VALUE(2)     BENEFIT      VALUE      VALUE(2)
---------  -----------  -----------  -----------  ---------  -----------  -----------  ---------  -----------  -----------
    1           4,410            0        3,176     250,000          71        3,393     250,000         288        3,610
    2           9,041        2,929        6,254     250,000       3,561        6,886     250,000       4,221        7,546
    3          13,903        6,297        9,207     250,000       7,548       10,458     250,000       8,906       11,816
    4          19,008        9,573       12,067     250,000      11,649       14,143     250,000      13,995       16,489
    5          24,368       12,732       14,810     250,000      15,843       17,921     250,000      19,504       21,582

    6          29,996       15,746       17,409     250,000      20,107       21,770     250,000      25,453       27,116
    7          35,906       18,651       19,898     250,000      24,478       25,725     250,000      31,926       33,173
    8          42,112       21,421       22,252     250,000      28,937       29,768     250,000      38,957       39,788
    9          48,627       24,033       24,448     250,000      33,465       33,880     250,000      46,587       47,002
   10          55,469       26,463       26,463     250,000      38,043       38,043     250,000      54,867      250,000

   11          62,652       28,346       28,346     250,000      42,329       42,329     250,000      63,556       63,556
   12          70,195       30,034       30,034     250,000      46,669       46,669     250,000      73,076       73,076
   13          78,114       31,530       31,530     250,000      51,074       51,074     250,000      83,540       83,540
   14          86,430       32,813       32,813     250,000      55,531       55,531     250,000      95,056       95,056
   15          95,161       33,858       33,858     250,000      60,028       60,028     250,000     107,752      107,752

   16         104,330       34,645       34,645     250,000      64,554       64,554     250,000     121,779      121,779
   17         113,956       35,150       35,150     250,000      69,101       69,101     250,000     137,318      137,318
   18         124,064       35,349       35,349     250,000      73,659       73,659     250,000     154,581      154,581
   19         134,677       35,192       35,192     250,000      78,201       78,201     250,000     173,811      173,811
   20         145,821       34,600       34,600     250,000      82,679       82,679     250,000     195,298      195,298

 Age 60        95,161       33,858       33,858     250,000      60,028       60,028     250,000     107,752      107,752
 Age 65       145,821       34,600       34,600     250,000      82,679       82,679     250,000     195,298      195,298
 Age 70       210,477       23,662       23,662     250,000     103,744      103,744     250,000     341,971      341,971
 Age 75       292,995            0      (10,062)    250,000     119,357      119,357     250,000     578,696      578,696


 POLICY      DEATH
  YEAR      BENEFIT
---------  ---------
    1        250,000
    2        250,000
    3        250,000
    4        250,000
    5        250,000
    6        250,000
    7        250,000
    8        250,000
    9        250,000
   10
   11        250,000
   12        250,000
   13        250,000
   14        250,000
   15        250,000
   16        250,000
   17        250.000
   18        250,000
   19        250,000
   20        250,000
 Age 60      250,000
 Age 65      250,000
 Age 70      396,687
 Age 75      619,205


(1) Assumes a $4,200 payment is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient policy value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD.

               APPENDIX E -- COMPUTING MAXIMUM SURRENDER CHARGES


A separate surrender charge is computed on the date of issue and on each increase in face amount. The maximum surrender charge is a:


      - Deferred administrative charge of $8.50 per $1,000 of initial face amount (or face amount increase) AND


      - Deferred sales charge of 28.5% of payments received up to the guideline annual premium (GAP)


A further limitation is imposed based on the Standard Non-Forfeiture Law of each state. The maximum surrender charges at the date of issue and on each increase in face amount are shown in the table below. During the first two Policy years following the date of issue or an increase in face amount, the surrender charge may be less than the maximum. See "CHARGES AND DEDUCTIONS -- Surrender Charge."

The maximum surrender charge is level for the first 24 Policy months, reduces by 1/96th for the next 96 Policy months, reaching zero at the end of ten Policy years.

The Factors used to compute the maximum surrender charges vary with the issue age and underwriting class (Smoker) as indicated in the table below.

                MAXIMUM SURRENDER CHARGE PER $1,000 FACE AMOUNT

   Age at
  issue or         Male          Male         Female        Female        Unisex        Unisex
  increase       Nonsmoker      Smoker       Nonsmoker      Smoker       Nonsmoker      Smoker
-------------  -------------  -----------  -------------  -----------  -------------  -----------
          0            N/A          9.44           N/A          9.21           N/A          9.39
          1            N/A          9.43           N/A          9.20           N/A          9.38
          2            N/A          9.46           N/A          9.23           N/A          9.41
          3            N/A          9.49           N/A          9.25           N/A          9.45
          4            N/A          9.53           N/A          9.28           N/A          9.48
          5            N/A          9.57           N/A          9.31           N/A          9.52
          6            N/A          9.62           N/A          9.34           N/A          9.56
          7            N/A          9.66           N/A          9.38           N/A          9.61
          8            N/A          9.72           N/A          9.41           N/A          9.65
          9            N/A          9.77           N/A          9.45           N/A          9.71
         10            N/A          9.83           N/A          9.49           N/A          9.76
         11            N/A          9.89           N/A          9.53           N/A          9.82
         12            N/A          9.95           N/A          9.58           N/A          9.88
         13            N/A         10.02           N/A          9.62           N/A          9.94
         14            N/A         10.09           N/A          9.67           N/A         10.01
         15            N/A         10.16           N/A          9.72           N/A         10.07
         16            N/A         10.22           N/A          9.78           N/A         10.13
         17            N/A         10.29           N/A          9.83           N/A         10.20
         18           9.90         10.36          9.67          9.89          9.85         10.26
         19           9.95         10.43          9.72          9.95          9.90         10.33
         20          10.00         10.50          9.77         10.01          9.96         10.40
         21          10.06         10.58          9.82         10.07         10.01         10.48
         22          10.12         10.66          9.88         10.14         10.07         10.55
         23          10.19         10.75          9.94         10.21         10.13         10.64
         24          10.25         10.84         10.00         10.29         10.20         10.73
         25          10.33         10.94         10.06         10.37         10.27         10.82
         26          10.41         11.04         10.13         10.46         10.35         10.92
         27          10.49         11.16         10.21         10.54         10.43         11.03
         28          10.58         11.28         10.28         10.64         10.52         11.15
         29          10.68         11.42         10.37         10.74         10.61         11.28
         30          10.78         11.56         10.45         10.84         10.71         11.41
         31          10.89         11.71         10.54         10.96         10.82         11.55
         32          11.00         11.87         10.64         11.07         10.93         11.70
         33          11.12         12.03         10.74         11.20         11.05         11.86
         34          11.25         12.21         10.85         11.33         11.17         12.03
         35          11.39         12.41         10.96         11.47         11.30         12.21
         36          11.54         12.61         11.08         11.61         11.44         12.40
         37          11.69         12.82         11.21         11.77         11.59         12.60
         38          11.85         13.05         11.34         11.93         11.75         12.82
         39          12.03         13.29         11.48         12.10         11.92         13.04
         40          12.21         13.54         11.63         12.28         12.09         13.28
         41          12.40         13.81         11.79         12.46         12.28         13.53
         42          12.61         14.09         11.95         12.66         12.47         13.79
         43          12.83         14.39         12.12         12.86         12.68         14.07
         44          13.06         14.71         12.30         13.07         12.90         14.36
         45          13.30         15.04         12.50         13.29         13.14         14.67
         46          13.56         15.39         12.70         13.53         13.38         14.99

   Age at
  issue or         Male          Male         Female        Female        Unisex        Unisex
  increase       Nonsmoker      Smoker       Nonsmoker      Smoker       Nonsmoker      Smoker
-------------  -------------  -----------  -------------  -----------  -------------  -----------
         47          13.84         15.76         12.91         13.78         13.65         15.33
         48          14.13         16.16         13.14         14.04         13.93         15.69
         49          14.45         16.57         13.38         14.31         14.22         16.08
         50          14.78         17.02         13.64         14.60         14.54         16.48
         51          15.14         17.49         13.91         14.91         14.88         16.91
         52          15.52         17.99         14.20         15.23         15.24         17.37
         53          15.92         18.52         14.50         15.57         15.62         17.85
         54          16.35         19.08         14.82         15.93         16.03         18.36
         55          16.82         19.67         15.17         16.31         16.46         18.90
         56          17.31         20.29         15.53         16.71         16.93         19.47
         57          17.83         20.96         15.92         17.14         17.42         20.07
         58          18.39         21.66         16.34         17.60         17.95         20.70
         59          18.99         22.41         16.79         18.09         18.51         21.38
         60          19.63         23.20         17.28         18.62         19.11         22.10
         61          20.32         24.05         17.80         19.20         19.76         22.87
         62          21.06         24.96         18.37         19.81         20.46         23.68
         63          21.85         25.92         18.98         20.48         21.20         24.55
         64          22.69         26.94         19.63         21.18         22.00         25.47
         65          23.60         28.01         20.33         21.94         22.85         26.44
         66          24.57         29.15         21.08         22.74         23.77         27.46
         67          25.61         30.35         21.88         23.60         24.74         28.54
         68          26.73         31.63         22.75         24.52         25.80         29.69
         69          27.93         33.00         23.70         25.53         26.93         30.92
         70          29.23         34.46         24.74         26.63         28.16         32.24
         71          30.64         36.02         25.88         27.83         29.48         33.65
         72          32.13         37.70         27.13         29.15         30.90         35.17
         73          33.75         39.48         28.48         30.59         32.44         36.79
         74          35.49         41.35         29.96         32.13         34.09         38.50
         75          37.33         43.32         31.56         33.79         35.85         40.30
         76          39.30         45.37         33.29         35.57         37.73         42.18
         77          41.40         47.52         35.16         37.48         39.74         44.16
         78          43.65         49.76         37.21         39.54         41.91         46.26
         79          46.08         52.15         39.45         41.79         44.25         48.51
         80          48.73         54.71         41.92         44.25         46.82         50.93

                                    EXAMPLES


For the purposes of these examples, assume that a male, Age 35, non-smoker purchases a $100,000 Policy. In this example the guideline annual premium ("GAP") equals $1,014.21. His maximum surrender charge is calculated as follows:



Maximum surrender charge per table (11.39 X 100)                   $1,139.00


During the first two Policy years after the date of issue, the actual surrender charge is the smaller of the maximum surrender charge and the following sum:

(1) Deferred administrative charge                             $  850.00
   ($8.50/$1,000 of face amount)

(2) Deferred sales charge                                      Varies
   (not to exceed 28.5% of payments received, up to one GAP)
                                                               ---------
                                                               Sum of (1) and (2)

The maximum surrender charge is $1,139.00. All payments are associated with the initial face amount unless the face amount is increased.

Example 1:


    Assume the Policy owner surrenders the Policy in the 10th Policy month, having paid total payments of $900. The surrender charge would be $1,106.50.


Example 2:


    Assume the Policy owner surrenders the Policy in the 60th month. Also assume that after the 24th Policy month, the maximum surrender charge decreases by 1/96 per month thereby reaching zero at the end of the 10th Policy year. In this example, the maximum surrender charge would be $711.88.

                                 PART II

UNDERTAKING TO FILE REPORTS
Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

Article VIII of Registrant's Bylaws provides: Each Director and each Officer of the Corporation, whether or not in office, (and his executors or administrators), shall be indemnified or reimbursed by the Corporation against all expenses actually and necessarily incurred by him in the defense or reasonable settlement of any action, suit, or proceeding in which he is made a party by reason of his being or having been a Director or Officer of the Corporation, including any sums paid in settlement or to discharge judgment, except in relation to matters as to which he shall be finally adjudged in such action, suit, or proceeding to be liable for negligence or misconduct in the performance of his duties as such Director or Officer; and the foregoing right of indemnification or reimbursement shall not affect any other rights to which he may be entitled under the Articles of Incorporation, any statute, bylaw, agreement, vote of stockholders, or otherwise.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


REPRESENTATIONS PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940

The Company hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.


REPRESENTATIONS CONCERNING WITHDRAWAL RESTRICTIONS ON SECTION 403(B) PLANS AND UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM.

The Company and its registered separate accounts which fund annuity contracts issued in connection with Section 403(b) plans have relied (a) on Rule 6c-7 under the 1940 Act with respect to withdrawal restrictions under the Texas Optional Retirement Program ("Program") and (b) on the "no-action" letter (Ref. No. IP-6-88) issued on November 28, 1988 to the American Council of Life Insurance, in applying the withdrawal restrictions of Internal Revenue Code
Section 403(b)(11). The variable life insurance Policies issued by the Registrant may be issued in connection with Section 403(b) plans ("Plans"), and would be subject to the same restrictions on redeemability which are applicable to annuity contracts issued to such Plans. The Company and the Registrant represent that they will take the following steps in connection with the issuance of the Policies to Section 403(b) plans:

1. Appropriate disclosures regarding the redemption restrictions imposed by the Program and by Section 403(b)(11) have been included in the prospectus of each registration statement used in connection with the offer of the Company's variable contracts.

2. Appropriate disclosures regarding the redemption restrictions imposed by the Program and by Section 403(b)(11) have been included in sales literature used in connection with the offer of the Company's variable contracts.

3. Sales Representatives who solicit participants to purchase the variable contracts have been instructed to specifically bring the redemption restrictions imposed by the Program and by Section 403(b)(11) to the attention of potential participants.

4. A signed statement acknowledging the participant's understanding of (i) the restrictions on redemption imposed by the Program and by Section
   403(b)(11) and (ii) the investment alternatives available under the employer's arrangement will be obtained from each participant who purchases a variable contract prior to or at the time of purchase.

Registrant hereby represents that it will not act to deny or limit a transfer request except to the extent that a Service-Ruling or written opinion of counsel, specifically addressing the fact pattern involved and taking into account the terms of the applicable employer plan, determines that denial or limitation is necessary for the variable contracts to meet the requirements of the Program or of Section 403(b). Any transfer request not so denied or limited will be effected as expeditiously as possible.

                        CONTENTS OF THE REGISTRATION STATEMENT
                                    (Select Life)

This registration statement comprises the following papers and documents:

The facing sheet.
Cross-reference to items required by Form N-8B-2.
The prospectus consists of ____ pages.
The undertaking to file reports.

The undertaking pursuant to Rule 484 under the Securities Act of 1933. Representations Pursuant to Section 26(e) of the Investment Company Act of 1940


The signatures.

Written consents of the following persons:

    1.   Price Waterhouse
    2.   Opinion of Counsel
    3.   Actuarial Opinion

The following exhibits:

    1.   Exhibit 1

         (Exhibits required by paragraph A of the instructions to Form N-8B-2)

         (1) Certified copy of Resolutions of the Board of Directors of the Company of October 12, 1993 establishing the Allmerica Select Separate Account II was previously filed with Registrant's initial Registration Statement and are herein incorporated by reference.

         (2)  Not Applicable.

         (3) (a) Form of Sales and Administrative Services Agreement between the Company and Allmerica Investments, Inc. was previously filed on February 1, 1993 and is herein incorporated by reference.

              (b) Registered Representative Agreement and Resident Sponsor Agreement of Allmerica Investments Inc. were previously filed by the Company on June 3, 1987, Registration No. 33-14672, and are incorporated herein by reference.

         (4)  Not Applicable.

         (5) Forms of Policy and Policy riders were previously filed with Registrant's initial Registration Statement and are herein incorporated by reference.

         (6) Organizational documents of the Company, as amended, were previously filed by the Company in Post-Effective Amendment No. 1, Registration No. 33-83604, and are herein incorporated by reference.

         (7)  Not Applicable.

         (8) (a) Form of Participation Agreement with Allmerica Investment Trust was previously filed by the Company on June 3, 1987 in Registration Statement No. 33-14672, and is incorporated herein by reference.

              (b) Form of Participation Agreement with T. Rowe Price International Series, Inc. was previously filed with Registrant's pre-effective amendment No. 1 and is herein incorporated by reference.

              (c) Form of Participation Agreement with Variable Insurance Products Fund was previously filed on May 1, 1995 and is incorporated by reference.

              (d) Fidelity Service Agreement as of November 1, 1995 was previously was filed on April 30, 1996 in Post-Effective Amendment No. 2, and is incorporated herein by reference.
                   An Amendment to the Fidelity Service Agreement, effective as of January 1, 1997, is filed herewith. A Proposed Form of Fidelity Service Contract is filed herewith.


              (e) Proposed Form of Service Agreement with Rowe Price-Fleming International, Inc. is filed herewith.

         (9)  Not Applicable.

         (10) Form of Application was previously filed with Registrant's initial registration statement and is herein incorporated by reference.

    2. Form of Policy and Policy riders are included in Exhibit 1 above, and are incorporated herein by reference.

    3.   Opinion of Counsel is filed herewith.

    4.   Not Applicable.

    5.   Not Applicable.

    6.   Actuarial consent is filed herewith

    7. Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) under the 1940 Act which includes conversion procedures pursuant to Rule 6e-3(T)(b)(13)(v)(B) was previously filed with Registrant's initial Registration Statement and is herein incorporated by reference.

    8.   Consent of Independent Accountants is filed herewith.

                                FORM S-6 EXHIBIT TABLE


Exhibit (1)(8)(d)    Amendment to Fidelity Service Agreement
                     Proposed Form of Fidelity Service Contract
Exhibit (1)(8)(e)    Proposed Form of Service Agreement with Rowe Price-Fleming
                     International, Inc.

Exhibit 3            Opinion of Counsel

Exhibit 6            Actuarial Consent

Exhibit 8            Consent of Independent Accountants.